Exhibit 10.24

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

MASTER REPURCHASE AGREEMENT

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as buyer
(“Buyer”) or as agent pursuant hereto (“Agent”), and

PENNYMAC LOAN SERVICES, LLC, as seller (“Seller”) and

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor
(“Guarantor”)

Dated as of August 14, 2009

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

i

24.	Binding Effect; Governing Law; Jurisdiction	54
25.	No Waivers, Etc.	55
26.	Intent	55
27.	Disclosure Relating to Certain Federal Protections	55
28.	Power of Attorney	56
29.	Buyer May Act Through Affiliates	56
30.	Indemnification; Obligations	56
31.	Counterparts	57
32.	Confidentiality	57
33.	Recording of Communications	58
34.	Commitment Fee	59
35.	Periodic Due Diligence Review	59
36.	Authorizations	60
37.	Acknowledgement Of Anti-Predatory Lending Policies	60
38.	Documents Mutually Drafted	60
39.	General Interpretive Principles	60

SCHEDULES

Schedule 1 – Representations and Warranties with Respect to Purchased Mortgage Loans

Schedule 2 – Authorized Representatives

Schedule 3 – Responsible Officers of Seller and Guarantor

ANNEXES

Annex I – Commitment Fee

EXHIBITS

Exhibit A – Form of Transaction Request

Exhibit B – Form of Purchase Confirmation

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ii

Exhibit C – Form of Mortgage Loan Schedule

Exhibit D – Form of Officer’s Compliance Certificate

Exhibit E – Form of Power of Attorney

Exhibit F – Underwriting Guidelines

Exhibit G – Officer’s Certificate of Seller and Corporate Resolutions of Seller

Exhibit H – Seller’s Tax Identification Number

Exhibit I – Existing Indebtedness

Exhibit J - Escrow Instruction Letter

Exhibit K – Custodial and Securities Intermediary Fee Schedule

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

iii

1.     Applicability

From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Buyer Mortgage Loans (as hereinafter defined) on a servicing released basis against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans on a servicing released basis at a date certain or on demand, against the transfer of funds by Seller.  This Agreement is a commitment by Buyer to engage in the Transactions as set forth herein up to the Maximum Committed Purchase Price; provided, that Buyer shall have no commitment to enter into any Transaction requested that would result in the aggregate Purchase Price of then-outstanding Transactions to exceed the Maximum Committed Purchase Price. Each such transaction shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder.

2.     Definitions

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Acceptable State” means any state acceptable pursuant to the Underwriting Guidelines.

“Accepted Servicing Practices” means, with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

“Act of Insolvency” means, with respect to any Person or its Affiliates, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding, or the voluntary joining of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief; (ii) the seeking of the appointment of a receiver, trustee, custodian or similar official for such party or an Affiliate or any substantial part of the property of either; (iii) the appointment of a receiver, conservator, or manager for such party or an Affiliate by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by such party or an Affiliate of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such party or an Affiliate of such party of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) that any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such party or of any of its Affiliates, or shall have taken any action to displace the management of such party or of any of its Affiliates or to curtail its authority in the conduct of the business of such party or of any of its Affiliates.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Additional Collateral” has the meaning assigned to such term in Section 8(b) hereof.

“Adjusted Tangible Net Worth” means, for any Person, Net Worth of such Person plus Subordinated Debt (provided that Subordinated Debt shall not be taken into account to the extent that it would cause Adjusted Tangible Net Worth to be comprised of greater than 25% Subordinated Debt), minus intangibles, goodwill, receivables from Affiliates; provided, however, that any investment vehicle that is under the management of PNMAC Capital Management LLC and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed a “Affiliate” for the purposes of this definition.

“Affiliate” means, with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code.

“Aged Loan” means a Mortgage Loan which has been subject to one or more Transactions hereunder for a period of greater than 30 days but not greater than 60 days.

“Agency” means Freddie Mac or Fannie Mae, as applicable.

“Agency Security” means a mortgage-backed security issued by an Agency.

“Agent” means Credit Suisse First Boston Mortgage Capital LLC or any affiliate or successor thereto.

“Agreement” means this Master Repurchase Agreement, as it may be amended, supplemented or otherwise modified from time to time.

“Appraised Value” means the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

“Asset Confirm” means, with respect to any Transaction as of any date, a confirmation in the form attached as an exhibit to the Custodial Agreement.

“Asset Tape” means a remittance report on a monthly basis or requested by Buyer pursuant to Section 17d hereof containing servicing information, including, without limitation, those fields reasonably requested by Buyer from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Purchased Mortgage Loans serviced by Seller or any Servicer for the month (or any portion thereof) prior to the Reporting Date.

“Assignment of Mortgage” means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to Buyer.

“Bailee Letter” has the meaning assigned to such term in the Custodial Agreement.

“Bankruptcy Code” means the United States Bankruptcy Code of 1978, as amended from time to time.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Bid” has the meaning set forth in Section 4(c) hereof.

“BPO” means an opinion of the fair market value of a Mortgaged Property given by a licensed real estate agent or broker which generally includes three comparable sales and three comparable listings.

“Business Day” means any day other than (A) a Saturday or Sunday and (B) a public or bank holiday in New York City.

“Buyer” means Credit Suisse First Boston Mortgage Capital LLC, and any successor or assign hereunder.

“Buyer’s Margin Amount” means with respect to any Transaction as of any date of determination, an amount equal to the product of (A) Buyer’s Margin Percentage and (B) the Purchase Price for such Transaction.

“Buyer’s Margin Percentage” means, with respect to any Transaction as of any date, a percentage equal to the percentage obtained by dividing the (A) Market Value of the Purchased Mortgage Loans  on the Purchase Date for such Transaction by (B) the Purchase Price on the Purchase Date for such Transaction; provided, that, with respect to any Mortgage Loan which was not an Exception Mortgage Loan on the related Purchase Date and which, as of the date of determination, is an Exception Mortgage Loan, Buyer’s Margin Percentage as of such date of determination shall be equal to the percentage obtained by dividing (A) the Market Value of such Mortgage Loan on the related Purchase Date by (B) the amount the Purchase Price would have been on the Purchase Date if such Mortgage Loan had been categorized as the type of Mortgage Loan (e.g., Exception Mortgage Loan, etc.) that it is categorized on the date of determination.

“Capital Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Cash Equivalents” means  (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of Buyer or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

“Change in Control” means:

(A)          any transaction or event as a result of which Guarantor ceases to own, beneficially or of record, 100% of the stock of Seller, except with respect to an initial public offering of Seller’s common stock on a U.S. national securities exchange;

(B)          the sale, transfer, or other disposition of all or substantially all of Seller’s or Guarantor’s assets (excluding any such action taken in connection with any securitization transaction); or

(C)          the consummation of a merger or consolidation of Seller or Guarantor with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s stock outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not stockholders of Seller or Guarantor immediately prior to such merger, consolidation or other reorganization.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committed Mortgage Loan” means a Mortgage Loan which is the subject of a Take-out Commitment with a Take-out Investor.

“Commitment Fee” shall mean the fee set forth on Annex I hereto.

“Conforming Mortgage Loan” means a first lien Mortgage Loan originated in accordance with the criteria of an Agency for purchase of Mortgage Loans, including, without limitation, conventional Mortgage Loans, FHA Loans and VA Loans, as determined by Buyer in its sole discretion.

“CSCOF” means, in Buyer’s sole discretion, which may be confirmed by notice to Seller (which may be electronic), for each day, the rate of interest (calculated on a per annum basis) determined by Buyer (which such determination shall be dispositive absent manifest error), equal to the overnight interest expense incurred by Buyer for borrowing funds.

“Custodial Agreement” means the custodial agreement dated as of the date hereof, among Seller, Buyer and Custodian as the same may be amended from time to time.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Custodial Mortgage Loan Schedule” has the meaning assigned to such term in the Custodial Agreement.

“Custodian” means The Bank of New York Mellon Trust Company, N.A. or such other party specified by Buyer and agreed to by Seller, which approval shall not be unreasonably withheld.

“Default” means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

“Dollars” and “$” means dollars in lawful currency of the United States of America.

“Due Date” means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

“Due Diligence Cap” means $5,000, per annum.

“Effective Date” means the date upon which the conditions precedent set forth in Section 10 shall have been satisfied.

“Electronic Tracking Agreement” means an Electronic Tracking Agreement among Buyer, Seller, MERS and MERSCORP, Inc., to the extent applicable as the same may be amended from time to time.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any corporation or trade or business that, together with Seller or Guarantor is treated as a single employer under Section 414(b) or (c) of the Code or solely for purposes of Section 302 of ERISA and Section 412 of the Code is treated as single employer described in Section 414 of the Code.

“Escrow Instruction Letter” means the Escrow Instruction Letter from Seller to the Settlement Agent, in the form of Exhibit J hereto, as the same may be modified, supplemented and in effect from time to time.

“Escrow Payments” means, with respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

“Event of Default” has the meaning specified in Section 15 hereof.

“Event of Termination” means with respect to Seller or Guarantor (i) with respect to any Plan, a reportable event, as defined in Section 4043 of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified with 30

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

days of the occurrence of such event, or (ii) the withdrawal of Seller, Guarantor or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by Seller, Guarantor or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code (or Section 430 (j) of the Code as amended by the Pension Protection Act) or Section 302(e) of ERISA (or Section 303 (j) of ERISA, as amended by the Pension Protection Act), or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Seller, Guarantor or any ERISA Affiliate thereof to terminate any plan, or (v) the failure to meet requirements of Section 436 of the Code resulting in the loss of qualified status under  Section 401(a)(29) of the Code, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by Seller, Guarantor or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for Seller, Guarantor or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Sections 412 (b) or 430 (k) of the Code with respect to any Plan.

“Exception Mortgage Loan” means any Mortgage Loan which is otherwise ineligible for purchase hereunder, or which otherwise becomes ineligible for purchase hereunder and which is approved by Buyer in its sole discretion; provided, that upon 30 days’ notice to Seller, Buyer may change such Exception Mortgage Loan approval fee.  Buyer’s approval of a Mortgage Loan as an Exception Mortgage Loan shall expire on the earlier of (a) the date set forth by Buyer in the written notice that such Mortgage Loan is approved as an Exception Mortgage Loan (an “Exception Notice”) or  (b) the occurrence of any additional event, other than that set forth in the Exception Notice, which would cause the Mortgage Loan to become ineligible for purchase hereunder.  The Pricing Rate, Market Value, Purchase Price and Buyer’s Margin Percentage with respect to Exception Mortgage Loans shall be set in the sole discretion of Buyer.  Buyer may at any time, and in its sole discretion, no longer consider a Mortgage Loan an Exception Mortgage Loan, in which case such Mortgage Loan shall  have a Market Value of zero.

“Existing Indebtedness” has the meaning specified in Section 13(a)(23) hereof.

“Fannie Mae” means Fannie Mae, the government sponsored enterprise formerly known as the Federal National Mortgage Association.

“FHA” means the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto, and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

“FHA Approved Mortgagee” means a corporation or institution approved as a mortgagee by the FHA under the National Housing Act, as amended from time to time, and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

applicable FHA Regulations, and eligible to own and service mortgage loans such as the FHA Loans.

“FHA Loan” means a Mortgage Loan which is the subject of an FHA Mortgage Insurance Contract.

“FHA Mortgage Insurance” means, mortgage insurance authorized under the National Housing Act, as amended from time to time, and provided by the FHA.

“FHA Mortgage Insurance Contract” means the contractual obligation of the FHA respecting the insurance of a Mortgage Loan.

“FHA Regulations” means the regulations promulgated by the Department of Housing and Urban Development under the National Housing Act, as amended from time to time and codified in 24 Code of Federal Regulations, and other Department of Housing and Urban Development issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

“FICO” means Fair Isaac & Co., or any successor thereto.

“Fidelity Insurance” shall mean insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Seller’s regulators.

“Foreclosed Loan” means a Mortgage Loan, the property securing which has been foreclosed upon by Seller.

“Freddie Mac” means the Federal Home Loan Mortgage Corporation or any successor thereto.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America and applied on a consistent basis.

“GNMA” means the Government National Mortgage Association and any successor thereto.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over Seller, Guarantor or Buyer, as applicable.

“Gross Margin” means, with respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note.

“Guarantee” means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by Buyer.  The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.  The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

“Guarantor” means Private National Mortgage Acceptance Company, LLC, in its capacity as guarantor under the Guaranty.

“Guaranty” means the guaranty of Private National Mortgage Acceptance Company, LLC dated as of the date hereof as the same may be amended from time to time, pursuant to which Guarantor fully and unconditionally guarantees the obligations of Seller hereunder.

“High Cost Mortgage Loan” means a Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost,” “threshold,” “covered,” or “predatory” loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

“Income” means with respect to any Purchased Mortgage Loan at any time until repurchased by Seller, any principal received thereon or in respect thereof and all interest, dividends or other distributions thereon.

“Indebtedness” means, for any Person:  (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Index” means, with respect to any adjustable rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the applicable Mortgage Interest Rate.

“Interest Only Adjustment Date” means, with respect to each Interest Only Loan, the date, specified in the related Mortgage Note on which the Monthly Payment will be adjusted to include principal as well as interest.

“Interest Only Loan” means a Mortgage Loan which only requires payments of interest for a period of time specified in the related Mortgage Note.

“Interest Rate Adjustment Date” means the date on which an adjustment to the Mortgage Interest Rate with respect to each Mortgage Loan becomes effective.

“Interest Rate Protection Agreement” means, with respect to any or all of the Purchased Mortgage Loans, any short sale of a US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or Take-out Commitment, or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller and an Affiliate of Buyer or such other party acceptable to Buyer in its sole discretion, which agreement is acceptable to Buyer in its sole discretion.

“Irrevocable Instruction Letter” shall have the meaning assigned to such term in Section 8(b) hereof.

“Lien” means any mortgage, lien, pledge, charge, security interest or similar encumbrance.

“Liquidity Amount” means $2.5 million.

“Loan to Value Ratio” or “LTV” means with respect to any Mortgage Loan, the ratio of the original outstanding principal amount of such Mortgage Loan to the lesser of (a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of such Mortgage Loan, the purchase price of the Mortgaged Property.

“Low Percentage Margin Call” has the meaning specified in Section 6(b) hereof.

“Margin Call” has the meaning specified in Section 6(a) hereof.

“Margin Deadline” has the meaning specified in Section 6(b) hereof.

“Margin Deficit” has the meaning specified in Section 6(a) hereof.

“Market Value” means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole

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discretion.  Without limiting the generality of the foregoing, Seller acknowledges that (a) in the event that a Purchased Mortgage Loan is not subject to a Take-out Commitment, Buyer may deem the Market Value for such Mortgage Loan to be no greater than par and (b) the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

(i)                                     a breach of a representation, warranty or covenant made by Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

(ii)                                  such Purchased Mortgage Loan is a Non-Performing Mortgage Loan;

(iii)                               such Purchased Mortgage Loan is not a Conforming Mortgage Loan;

(iv)                              such Purchased Mortgage Loan has been released from the possession of Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

(v)                                 such Purchased Mortgage Loan has been released from the possession of Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 30 calendar days;

(vi)                              such Purchased Mortgage Loan has been subject to one or more Transactions hereunder for an aggregate period of greater than 60 days;

(vii)                           such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to Custodian on or prior to the seventh Business Day after the related Purchase Date;

(viii)                        when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aged Loans that are Purchased Mortgage Loans exceeds [***]%; or

(ix)                              when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds [***]% of the Maximum Committed Purchase Price.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Seller, Guarantor or any Affiliate that is a party to any Program Agreement taken as a whole; (b) a material impairment of the ability of Seller, Guarantor or any Affiliate that is a party to any Program Agreement to perform under any Program Agreement and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against Seller, Guarantor or any Affiliate that is a party to any Program Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Maximum Committed Purchase Price” means TWENTY-FIVE MILLION DOLLARS ($25,000,000).  All funds made available by Buyer to Seller under this Agreement will first be attributed to the Maximum Committed Purchase Price.

“MERS” means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS System” means the system of recording transfers of mortgages electronically maintained by MERS.

“Monthly Payment” means the scheduled monthly payment of principal and/or interest on a Mortgage Loan.

“Moody’s” means Moody’s Investors Service, Inc. or any successors thereto.

“Mortgage” means each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto.

“Mortgage File” means, with respect to a Mortgage Loan, the documents and instruments relating to such Mortgage Loan and set forth in Exhibit F-1 to the Custodial Agreement.

“Mortgage Interest Rate” means the rate of interest borne on a Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note.

“Mortgage Interest Rate Cap” means, with respect to an adjustable rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

“Mortgage Loan” means any Conforming Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof; provided, however, that, except as expressly approved in writing by Buyer, Mortgage Loans shall not include any High Cost Mortgage Loans and; provided, further, that the related Purchase Date is no more than thirty (30) days following the origination date.

“Mortgage Loan Documents” means the documents in the related Mortgage File to be delivered to Custodian.

“Mortgage Loan Schedule” means with respect to any Transaction as of any date, a mortgage loan schedule in the form of either (a)  Exhibit C attached hereto or (b) a computer tape or other electronic medium generated by Seller or Guarantor, and delivered to Buyer and  Custodian, which provides information (including, without limitation, the information set forth on Exhibit C attached hereto) relating to the Purchased Mortgage Loans in a format acceptable to Buyer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Mortgage Note” means the promissory note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property” means the real property securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagor” means the obligor or obligors on a Mortgage Note, including any person who has assumed or guaranteed the obligations of the obligor thereunder.

“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

“Net Income” means, for any period and any Person, the net income of such Person for such period as determined in accordance with GAAP.

“Net Worth” means, with respect to any Person, an amount equal to, on a consolidated basis, such Person’s stockholder equity (determined in accordance with GAAP).

“Net Worth Amount” means, $5 million.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Non-Performing Mortgage Loan” means (i) any Mortgage Loan for which any payment of principal or interest is more than thirty (30) days past due, (ii) any Mortgage Loan with respect to which the related mortgagor is in bankruptcy or (iii) any Mortgage Loan with respect to which the related mortgaged property is in foreclosure.

“Notice Date” has the meaning given to it in Section 3(b) hereof.

“Obligations” means (a) all of Seller’s indebtedness, obligations to pay the Repurchase Price on the Repurchase Date, the Price Differential on each Price Differential Payment Date, and other obligations and liabilities, to Buyer, its Affiliates or Custodian arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums paid by Buyer or on behalf of Buyer in order to preserve any Purchased Mortgage Loan or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in clause (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Mortgage Loan, or of any exercise by Buyer of its rights under the Program Agreements, including, without limitation, attorneys’ fees and disbursements and court costs; and (d) all of Seller’s indemnity obligations to Buyer or Custodian or both pursuant to the Program Agreements.

“OFAC” has the meaning set forth in Section 13(a)(27) hereof.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Pension Protection Act” means the Pension Protection Act of 2006.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means an employee benefit or other plan established or maintained by any Seller or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

“Power of Attorney” has the meaning specified in Section 28 hereto.

“Post Default Rate” means an annual rate of interest equal to the greater of (a) (i) the Pricing Rate plus [***]%, if the failure to pay all or part of the Price Differential pursuant to Section 5(b) is related to an Act of Insolvency of Seller, or (ii) the Pricing Rate plus [***]%, in all other cases, and (b) the Mortgage Interest Rate.

“Price Differential” means with respect to any Transaction as of any date of determination, an amount equal to the product of (A) the Pricing Rate for such Transaction and (B) the Purchase Price for such Transaction, calculated daily on the basis of a 360-day year for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date.

“Price Differential Payment Date” means, with respect to a Purchased Mortgage Loan, the 5th day of the month following the related Purchase Date and each succeeding 5th day of the month thereafter; provided, that, with respect to such Purchased Mortgage Loan, the final Price Differential Payment Date shall be the related Repurchase Date; and provided, further, that if any such day is not a Business Day, the Price Differential Payment Date shall be the next succeeding Business Day.

“Pricing Rate” means CSCOF plus:

(a)         [***]% with respect to Transactions the subject of which are Conforming Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(b)         [***]% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans;

(c)          [***]% with respect to Transactions the subject of which are Aged Loans; and

(d)         the rate determined in the sole discretion of Buyer with respect to Transactions the subject of which are Exception Mortgage Loans and any other Transactions so identified by Buyer in agreeing to enter into a Transaction with respect to such Exception Mortgage Loan.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

The Pricing Rate shall change in accordance with CSCOF, as provided in Section 5(a).

Where a Purchased Mortgage Loan may qualify for two or more Pricing Rates hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Rate, as applicable.

“Program Agreements” means, collectively, the Custodial Agreement, this Agreement, the Electronic Tracking Agreement, if entered into, the Guaranty, the Securities Account Control Agreement, the Power of Attorney and, with respect to each Exception Mortgage Loan, a Purchase Confirmation.

“Prohibited Person” has the meaning set forth in Section 13(a)(27) hereof.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Confirmation” means a confirmation of a Transaction, in the form attached as Exhibit B hereto.

“Purchase Date” means the date on which Purchased Mortgage Loans are to be transferred by Seller to Buyer.

“Purchase Price” means the price at which each Purchased Mortgage Loan is transferred by Seller to Buyer, which shall equal:

(i) on the Purchase Date, in the case of all Purchased Mortgage Loans, the lesser of either: (x) the product of (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage for such Mortgage Loan or (y)  the product of (1) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule multiplied by (2) the applicable Purchase Price Percentage for such Mortgage Loan; or

(ii) on any day after the Purchase Date, except where Buyer and Seller agree otherwise, the amount determined under the immediately preceding clauses (i) or (ii) decreased by the amount of any cash transferred by Seller to Buyer pursuant to Section 4(c) hereof or applied to reduce Seller’s obligations under clause (ii) of Section 4(b) hereof or under Section 6 hereof.

“Purchase Price Percentage” means, with respect to each Mortgage Loan, the following percentage, as applicable:

(a)                                 [***]% with respect to Purchased Mortgage Loans that are Aged Loans;

(b)                                 [***]% with respect to Purchased Mortgage Loans that are Wet-Ink Mortgage Loans;

(c)                                  [***]% with respect to Transactions the subject of which are Conforming Mortgage Loans; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(d)                                 with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion, provided that in the absence of an Exception Notice, the applicable Purchase Price Percentage for such Purchased Mortgage Loan shall be reduced by 10% every ten (10) Business Day period, such reduction to occur at the outset of each such ten (10) Business Day period, commencing on the date that such Mortgage Loan becomes an Exception Mortgage Loan.

Where a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.

“Purchased Mortgage Loans” means the collective reference to Mortgage Loans together with the Repurchase Assets related to such Mortgage Loans transferred by Seller to Buyer in a Transaction hereunder, listed on the related Mortgage Loan Schedule attached to the related Transaction Request, which such Mortgage Loans Custodian has been instructed to hold pursuant to the Custodial Agreement.

“Qualified Insurer” means a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

“Qualified Originator” means an originator of Mortgage Loans which is acceptable under the Underwriting Guidelines.

“Records” means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller, Servicer or any other person or entity with respect to a Purchased Mortgage Loan.  Records shall include the Mortgage Notes, any Mortgages, the Mortgage Files, the credit files related to the Purchased Mortgage Loan and any other instruments necessary to document or service a Mortgage Loan.

“REO Property” means real property acquired by Seller, including a Mortgaged Property acquired through foreclosure of a Mortgage Loan or by deed in lieu of such foreclosure.

“Reporting Date” means the 5th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

“Repurchase Assets” has the meaning assigned thereto in Section 8 hereof.

“Repurchase Date” means the earliest of (i) the Termination Date, (ii) the date set forth in the applicable Purchase Confirmation, (iii) the date determined by application of Section 16 hereof, (iv) the date identified to Buyer by Seller as the date that the related Mortgage Loan is to be sold pursuant to a Take-out Commitment or (v) 30 days following the Purchase Date.

“Repurchase Price” means the price at which Purchased Mortgage Loans are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the accrued but unpaid Price Differential as of the date of such determination.

“Request for Certification” means a notice sent to Custodian reflecting the sale of one or more Purchased Mortgage Loans to Buyer hereunder.

“Requirement of Law” means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person.  The Responsible Officers of Seller and Guarantor as of the date hereof are listed on Schedule 3 hereto.

“S&P” means Standard & Poor’s Ratings Services, or any successor thereto.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

“Securities Account” means the account established pursuant to the Securities Account Control Agreement, into which all collections and proceeds on or in respect of the Mortgage Loans shall be deposited by Servicer.

“Securities Account Control Agreement” means that certain Securities Account Control Agreement dated as of August 14, 2009 among Buyer, Servicer and Securities Intermediary, as may be amended, supplemented or replaced from time to time.

“Securities Intermediary” means City National Bank, and its permitted successors and assigns, or such other party specified by Buyer and agreed to by Seller, which approval shall not be unreasonably withheld.

“Seller” means PennyMac Loan Services, LLC or its permitted successors and assigns.

“Servicer” means any servicer approved by Buyer in its sole discretion, which may be Seller or its permitted successors and assigns.

“Servicing Facility Agreement” means that certain Loan and Security Agreement dated on or about                             , 2009 between Credit Suisse First Boston, New York Branch as lender, PennyMac Loan Services, LLC as borrower and Private National Mortgage Acceptance Company, LLC as guarantor.

“Servicing Facility Documents” means the Servicing Facility Agreement and the other “Loan Documents” as defined in the Servicing Facility Agreement.

“Servicing Facility Rights” has the meaning assigned to such term in Section 8(b) hereof.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Servicing Rights” means rights of any Person to administer, service or subservice, the Purchased Mortgage Loans or to possess related Records.

“Settlement Agent” means, with respect to any Transaction the subject of which is a Wet-Ink Mortgage Loan, the entity approved by Buyer, in its sole good-faith discretion, which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated.  A Settlement Agent is deemed approved unless Buyer notifies Seller otherwise at any time electronically or in writing.

“SIPA” means the Securities Investor Protection Act of 1970, as amended from time to time.

“Subordinated Debt” means, Indebtedness of Seller which is (i) unsecured, (ii) no part of the principal of such Indebtedness is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date which is one year following the Termination Date and (iii) the payment of the principal of and interest on such Indebtedness and other obligations of Seller in respect of such Indebtedness are subordinated to the prior payment in full of the principal of and interest (including post-petition obligations) on the Transactions and all other obligations and liabilities of Seller to Buyer hereunder on terms and conditions approved in writing by Buyer and all other terms and conditions of which are satisfactory in form and substance to Buyer.

“Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Take-out Commitment” means a commitment of Seller to either (a) sell one or more identified Mortgage Loans to a Take-out Investor or (b) (i) swap one or more identified Mortgage Loans with a Take-out Investor that is an Agency for an Agency Security, and (ii) sell the related Agency Security to a Take-out Investor, and in each case, the corresponding Take-out Investor’s commitment back to Seller to effectuate any of the foregoing, as applicable. With respect to any Take-out Commitment with an Agency, the applicable agency documents list Buyer as sole subscriber.

“Take-out Investor”  means (i) an Agency or (ii) other institution which has made a Take-out Commitment and has been approved by Buyer.

“Termination Date” means the earlier of (a) August 10, 2010, and (b) the date of the occurrence of an Event of Default.

“Test Period” means any calendar quarter.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“Transaction” has the meaning set forth in Section 1 hereof.

“Transaction Request” means a request from Seller to Buyer, in the form attached as Exhibit A hereto, to enter into a Transaction.

“Underwriting Guidelines” means the standards, procedures and guidelines of Seller for underwriting Mortgage Loans, which are set forth in the written policies and procedures of Seller, the Fannie Mae Single-Family Selling and Servicing Guide, the Freddie Mac Single-Family Seller/Servicer Guide, FHA Underwriting Guidelines or VA Underwriting Guidelines, a copy of which is attached hereto as Exhibit F and such other guidelines as are identified and approved in writing by Buyer.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect on the date hereof in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction.

“VA” means the U.S. Department of Veterans Affairs, an agency of the United States of America, or any successor thereto including the Secretary of Veterans Affairs.

“VA Approved Lender” means a lender which is approved by the VA to act as a lender in connection with the origination of VA Loans.

“VA Loan” means a Mortgage Loan which is the subject of a VA Loan Guaranty Agreement as evidenced by a loan guaranty certificate, or a Mortgage Loan which is a vendor loan sold by the VA.

“VA Loan Guaranty Agreement” means the obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the Mortgagor pursuant to the Servicemen’s Readjustment Act, as amended.

“Violation Deadline” has the meaning assigned thereto in Section 4(c) hereof.

“Wet-Ink Documents” means, with respect to any Wet-Ink Mortgage Loan, the (a) Transaction Request and (b) the Mortgage Loan Schedule.

“Wet-Ink Mortgage Loan” means a Mortgage Loan which Seller is selling to Buyer simultaneously with the origination thereof.

3.              Program; Initiation of Transactions

a.              From time to time, Buyer will purchase from Seller certain Mortgage Loans that have been originated by Seller.  This Agreement is a commitment by Buyer to enter into Transactions with Seller for an aggregate amount equal to the Maximum Committed Purchase Price.  This Agreement is not a commitment by Buyer to enter into Transactions with Seller for amounts exceeding the Maximum Committed Purchase Price, but rather, sets forth the procedures to be used in connection with periodic requests for Buyer to enter into Transactions with Seller.  Seller hereby acknowledges that, beyond the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Maximum Committed Purchase Price, Buyer is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.  All Purchased Mortgage Loans shall exceed or meet the Underwriting Guidelines, and shall be serviced by Servicer.  The aggregate Purchase Price of Purchased Mortgage Loans subject to outstanding Transactions shall not exceed the Maximum Committed Purchase Price.

b.              With respect to each Transaction involving Mortgage Loans which are not Wet-Ink Mortgage Loans, Seller shall give Buyer and Custodian at least 2 Business Day’s prior notice of any proposed Purchase Date (the date on which such notice is given, the “Notice Date”); provided, that if Seller is delivering 200 or more Mortgage Loans, which are not Wet-Ink Mortgage Loans, on a Purchase Date, the number of Business Days prior to the related Purchase Date by which the notice shall be delivered shall be increased by one (1) additional Business Day for each 200 Mortgage Loans in excess of 200 Mortgage Loans.  With respect to Wet-Ink Mortgage Loans, Seller shall deliver notice of any proposed purchase on or before 3:00 p.m. (New York City time) on the Purchase Date.  On the Notice Date, Seller shall (i) request that Buyer enter into a Transaction by furnishing to Buyer a Transaction Request, (ii) deliver to Buyer and Custodian a Mortgage Loan Schedule and (iii) deliver to Custodian, or Buyer, with respect to each Wet-Ink Mortgage Loan, either a Request for Certification and each Mortgage File or Wet-Ink Documents for each Wet-Ink Mortgage Loan, as applicable, in accordance with Section 10(b)(3) hereof. With respect to requested Transactions that would cause the aggregate outstanding Purchase Price for all outstanding Transactions to exceed the Maximum Committed Purchase Price, Buyer may enter into such requested Transaction or may notify Seller of its intention not to enter into such Transaction. In the event the Mortgage Loan Schedule provided by Seller contains erroneous computer data, is not formatted properly or the computer fields are otherwise improperly aligned, Buyer shall provide written or electronic notice to Seller describing such error and Seller may either (a) give Buyer written or electronic authority to correct the computer data, reformat the Mortgage Loans or properly align the computer fields or (b) correct the computer data, reformat or properly align the computer fields itself and resubmit the Mortgage Loan Schedule as required herein. In the event that Seller gives Buyer authority to correct the computer data, reformat the Mortgage Loan Schedule or properly align the computer fields, Seller shall hold Buyer harmless for such correction, reformatting or realigning, as applicable, except as otherwise expressly provided herein.

c.               With respect to each Exception Mortgage Loan, upon receipt of the Transaction Request, Buyer shall, consistent with this Agreement, specify the terms for such proposed Transaction, including the Purchase Price, the Pricing Rate, the Market Value and the Repurchase Date in respect of such Transaction.  The terms thereof shall be set forth in the Purchase Confirmation to be delivered to Seller on or prior to the Purchase Date.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

d.              With respect to each Exception Mortgage Loan, the Purchase Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Purchase Confirmation relates, and Seller’s acceptance of the related proceeds shall constitute Seller’s agreement to the terms of such Purchase Confirmation.  It is the intention of the parties that, with respect to each Exception Mortgage Loan, each Purchase Confirmation shall not be separate from this Agreement but shall be made a part of this Agreement.  In the event of any conflict between this Agreement and, with respect to each Exception Mortgage Loan, a Purchase Confirmation, the terms of the Purchase Confirmation shall control with respect to the related Transaction.

e.               Upon the satisfaction of the applicable conditions precedent set forth in Section 10 hereof, all of Seller’s interest in the Repurchase Assets shall pass to Buyer on the Purchase Date, against the transfer of the Purchase Price to Seller.  Upon transfer of the Mortgage Loans to Buyer as set forth in this Section and until termination of any related Transactions as set forth in Sections 4 or 16 of this Agreement, ownership of each Mortgage Loan, including each document in the related Mortgage File and Records, is vested in Buyer; provided that, prior to the recordation by Custodian as provided for in the Custodial Agreement record title in the name of Seller to each Mortgage shall be retained by Seller for the benefit of Buyer, for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

f.                With respect to each Wet-Ink Mortgage Loan, by no later than 12:00 noon, (New York City time) on the seventh Business Day following the applicable Purchase Date, Seller shall cause the related Settlement Agent to deliver to Custodian the remaining documents in the Mortgage File.

4.              Repurchase

a.              Seller shall repurchase the related Purchased Mortgage Loans from Buyer on each related Repurchase Date.  Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Mortgage Loan (but liquidation or foreclosure proceeds received by Buyer shall be applied to reduce the Repurchase Price for such Purchased Mortgage Loan on each Price Differential Payment Date except as otherwise provided herein).  Seller is obligated to repurchase and take physical possession of the Purchased Mortgage Loans from Buyer or its designee (including Custodian) at Seller’s expense on the related Repurchase Date. To the extent that (i) the Repurchase Date shall have occurred, (ii) there exists no Default, (iii) Seller wishes to enter into a new Transaction with respect to the related Mortgage Loans, (iv) such Mortgage Loans have a Market Value in excess of zero and (v) the Purchase Price shall not cause the aggregate Purchase Price of all Transactions to exceed the Maximum Committed Purchase Price nor cause a Margin Deficit, then Seller may request a new Transaction in accordance with the provisions of Section 3 hereof and Buyer shall enter the same.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

b.              Provided that no Default shall have occurred and is continuing, and Buyer has received the related Repurchase Price upon repurchase of the Purchased Mortgage Loans, Buyer agrees to release its ownership interest hereunder in the Purchased Mortgage Loans (including, the Repurchase Assets related thereto) at the request of Seller.  With respect to payments in full by the related Mortgagor of a Purchased Mortgage Loan, Seller agrees to (i) provide Buyer with a copy of a report from the related Servicer indicating that such Purchased Mortgage Loan has been paid in full, (ii) remit to Buyer, within two Business Days, the Repurchase Price with respect to such Purchased Mortgage Loans and (iii)  provide Buyer a notice specifying each Purchased Mortgage Loan that has been prepaid in full.  Buyer agrees to release its ownership interest in Purchased Mortgage Loans which have been prepaid in full after receipt of evidence of compliance with clauses (i) through (iii) of the immediately preceding sentence.

c.               In the event that at any time any Purchased Mortgage Loan violates the applicable sublimit set forth in the definition of Market Value, Buyer may, in its sole discretion, redesignate such Mortgage Loan as an Exception Mortgage Loan.  If Buyer does not redesignate such Mortgage Loan as an Exception Mortgage Loan, and if Seller fails to notify Buyer within one (1) Business Day following notice or knowledge of such violation that Seller does not want to receive a bid for such Mortgage Loan as described below, Buyer or an Affiliate of Buyer may offer to terminate Seller’s right and obligation to repurchase such Mortgage Loan  by paying Seller a price to be set by Buyer in its sole discretion (a “Bid”). Seller, within five (5) Business Days of receipt of Buyer’s bid (the “Violation Deadline”) may, in its sole discretion, either (i) accept Buyer’s bid, terminating Seller’s right to repurchase such Mortgage Loan under this Agreement or (ii) immediately repurchase the Mortgage Loan at the Repurchase Price in accordance with this Section 4.  Any amount paid by Buyer or its Affiliate to terminate Seller’s right to repurchase a Purchased Mortgage Loan if a Bid is accepted pursuant to this Section shall be applied by Buyer toward the outstanding Repurchase Price for the applicable Transaction.

5.              Price Differential.

a.              On each Business Day that a Transaction is outstanding, the Pricing Rate shall be reset and, unless otherwise agreed, the accrued and unpaid Price Differential shall be settled in cash on each related Price Differential Payment Date.  Two Business Days prior to the Price Differential Payment Date, Buyer shall give Seller written or electronic notice of the amount of the Price Differential due on such Price Differential Payment Date.  On the Price Differential Payment Date, Seller shall pay to Buyer the Price Differential for such Price Differential Payment Date (along with any other amounts to be paid pursuant to Sections 7 and 35 hereof), by wire transfer in immediately available funds.

b.              If Seller fails to pay all or part of the Price Differential by 3:00 p.m. (New York City time) on the related Price Differential Payment Date, with respect to any Purchased Mortgage Loan, Seller shall be obligated to pay to Buyer (in

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

addition to, and together with, the amount of such Price Differential) interest on the unpaid Repurchase Price at a rate per annum equal to the Post Default Rate until the Price Differential is received in full by Buyer.

6.              Margin Maintenance

a.              If at any time the Market Value of any Purchased Mortgage Loan subject to a Transaction is less than Buyer’s Margin Amount for such Transaction (a “Margin Deficit”), then Buyer may by notice to any Seller require Seller to transfer to Buyer cash in an amount at least equal to the Margin Deficit (such requirement, a “Margin Call”) .

b.              Notice delivered pursuant to Section 6(a) may be given by any written or electronic means.  With respect to a Margin Call in the amount of less than 5% of  the Purchase Price for all Transactions (a “Low Percentage Margin Call”), any notice given before 5:00 p.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the following Business Day; notice given after 5:00 p.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the second Business Day following the date of such notice. With respect to all Margin Calls other than Low Percentage Margin Calls, any notice given before 10:00 a.m. (New York City time) on a Business  Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on such Business Day; notice given after 10:00 a.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the following Business Day. The foregoing time requirements for satisfaction of a Margin Call are referred to as the “Margin Deadlines”).  The failure of Buyer, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer to do so at a later date.  Seller and Buyer each agree that a failure or delay by Buyer to exercise its rights hereunder shall not limit or waive Buyer’s rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.

c.               In the event that a Margin Deficit exists with respect to any Purchased Mortgage Loan, Buyer may retain any funds received by it to which Seller would otherwise be entitled hereunder, which funds (i) shall be held by Buyer against the related Margin Deficit and (ii) may be applied by Buyer against any Purchased Mortgage Loan for which the related Margin Deficit remains otherwise unsatisfied.  Notwithstanding the foregoing, Buyer retains the right, in its sole discretion, to make a Margin Call in accordance with the provisions of this Section 6.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.              Income Payments

a.              The Securities Account shall be established by Servicer in accordance with the Securities Account Control Agreement concurrently with the execution and delivery of this Agreement by Seller and Buyer.  Buyer shall have sole dominion and control over the Securities Account.  If Income is paid in respect of any Purchased Mortgage Loan during the term of a Transaction, such Income shall be the property of Buyer and shall be deposited in the Securities Account on a daily basis.  Notwithstanding the foregoing, and provided no Event of Default has occurred and is continuing, Buyer agrees that if a third-party Servicer is in place for any Purchased Mortgage Loans, such Servicer shall deposit such Income to the Securities Account.  Seller shall deposit all Income received in its capacity as Servicer of any Purchased Mortgage Loans to the Securities Account in accordance with Section 12(c) hereof.

b.              Provided that no Event of Default has occurred and is continuing, funds deposited in the Securities Account shall be held therein until the next Price Differential Payment Date.  Subject to the terms of the Securities Account Control Agreement, Seller shall withdraw any funds on deposit in the Securities Account and distribute such funds as follows:

(1)         first, to Buyer in payment of any accrued and unpaid Price Differential, to the extent not paid by Seller to Buyer pursuant to Section 5;

(2)         second, without limiting the rights of Buyer under Section 6 of this Agreement, to Buyer, in the amount of any unpaid Margin Deficit;

(3)         third, to Buyer in reduction of the Repurchase Price of the Purchased Mortgage Loans, an amount equal to the full or partial prepayments of principal received on or with respect to such Purchased Mortgage Loans;

(4)         fourth, to the payment of all other costs and fees payable to Buyer pursuant to this Agreement; and

(5)         fifth, to Seller, any remaining amounts.

c.               In the event that an Event of Default has occurred and is continuing, notwithstanding any provision set forth herein, Seller shall remit all Income received with respect to each Purchased Mortgage Loan into the Securities Account or such other account and on such other date or dates as Buyer notifies Seller in writing.

d.              Notwithstanding any provision to the contrary in this Section 7, within two (2) Business Days of receipt by Seller of any prepayment of principal in full, with respect to a Purchased Mortgage Loan, Seller shall remit such amount to Buyer and Buyer shall immediately apply any such amount received by Buyer to reduce the amount of the Repurchase Price due upon termination of the related Transaction.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

8.              Security Interest

a.              Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, and in any event, Seller hereby pledges to Buyer as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in the Purchased Mortgage Loans, the Records, and all related Servicing Rights, the Program Agreements (to the extent such Program Agreements and Seller’s right thereunder relate to the Purchased Mortgage Loans), any related Take-out Commitments, any Property relating to the Purchased Mortgage Loans, all insurance policies and insurance proceeds relating to any Purchased Mortgage Loan or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and FHA Mortgage Insurance Contracts and VA Loan Guaranty Agreements (if any), Income, the Securities Account and any account to which such amount is deposited, Interest Rate Protection Agreements, accounts (including any interest of Seller in escrow accounts) and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to the Purchased Mortgage Loans (including, without limitation, any other accounts) or any interest in the Purchased Mortgage Loans, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Asset Confirm, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Repurchase Assets”).

b.              Buyer and Seller hereby agree that in order to further secure Seller’s Obligations hereunder, Seller hereby grants to Buyer a security interest in (i) Seller’s rights under the Servicing Facility Documents, including, without limitation, any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Servicing Facility Rights”) and (ii) all collateral however defined or described under the Servicing Facility Documents to the extent not otherwise included under the definition of Collateral therein (such collateral, the “Additional Collateral”).  Seller shall deliver an irrevocable instruction (the “Irrevocable Instruction Letter”) to the lender under the Servicing Facility Documents that upon receipt of a notice of an Event of Default under this Agreement, the lender thereunder is authorized and instructed to remit to Buyer hereunder directly any amounts otherwise payable to Seller and to deliver to Buyer all collateral otherwise deliverable to Seller. In furtherance of foregoing, the Irrevocable Instruction Letter shall also require, upon repayment of the entire outstanding principal amount of the loan under the Servicing Facility Agreement and the termination of all obligations of the lender thereunder or other termination of the Servicing Facility Documents following the repayment of all obligations

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thereunder that the lender thereunder deliver to Buyer hereunder any collateral then in its possession or control.

The foregoing provisions (a) and (b) are intended to constitute a security agreement or other arrangement or other credit enhancement related to the Agreement and  Transactions hereunder as defined under Sections 101(47)(v) and 741(7)(x) of the Bankruptcy Code.

Seller agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Buyer’s security interest created hereby.  Furthermore, Seller hereby authorizes Buyer to file financing statements relating to the Repurchase Assets, as Buyer, at its option, may deem appropriate. Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 8.

9.              Payment and Transfer

Unless otherwise mutually agreed in writing, all transfers of funds to be made by Seller hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at the following account maintained by Buyer: Account No. [                    ], for the account of  CSFB Buyer/PennyMac Loan Services, LLC Seller-Inbound Account, Citibank, ABA No. 021 000 089 or such other account as Buyer shall specify to Seller in writing.  Seller acknowledges that it has no rights of withdrawal from the foregoing account.  All Purchased Mortgage Loans transferred by one party hereto to the other party shall be in the case of a purchase by Buyer in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as Buyer may reasonably request.  All Purchased Mortgage Loans shall be evidenced by an Asset Confirm.  Any Repurchase Price received by Buyer after 2:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day.

10.       Conditions Precedent

a.              Initial Transaction.  As conditions precedent to the initial Transaction, Buyer shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyer and duly executed by Seller, Guarantor and each other party thereto:

(1)         Program Agreements.  The Program Agreements (including, without limitation, the Guaranty and a Custodial Agreement in a form acceptable to Buyer) duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver.

(2)         Security Interest.  Evidence that all other actions necessary or, in the opinion of Buyer, desirable to perfect and protect Buyer’s interest in the Purchased Mortgage Loans and other Repurchase Assets have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1.

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(3)         Organizational Documents.  A certificate of the corporate secretary of each of Seller and Guarantor substantially in the form of Exhibit G hereto, attaching certified copies of Seller’s and Guarantor’s charter, bylaws and corporate resolutions approving the Program Agreements and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Agreements.

(4)         Good Standing Certificate.  A certified copy of a good standing certificate from the jurisdiction of organization of Seller and Guarantor, dated as of no earlier than the date 10 Business Days prior to the Purchase Date with respect to the initial Transaction hereunder.

(5)         Incumbency Certificate.  An incumbency certificate of the corporate secretary of each of Seller and Guarantor, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Program Agreements.

(6)         Opinion of Counsel.  An opinion of Seller’s and Guarantor’s counsel, in form and substance satisfactory to each of the parties hereto.

(7)         Underwriting Guidelines.  A true and correct copy of the Underwriting Guidelines certified by an officer of Seller.

(8)         Fees.  Payment of any fees due to Buyer hereunder.

(9)         Irrevocable Instruction Letter.  The Irrevocable Instruction Letter  duly executed and delivered by Seller and being in full force and effect, free of any modification or waiver.

b.              All Transactions.  The obligation of Buyer to enter into each Transaction pursuant to this Agreement is subject to the following conditions precedent:

(1)         Due Diligence Review.  Without limiting the generality of Section 35 hereof, Buyer shall have completed, to its satisfaction, its due diligence review of the related Mortgage Loans and Seller, Guarantor and the Servicer.

(2)         Required Documents.

(a)         With respect to each Purchased Mortgage Loan which is not a Wet-Ink Mortgage Loan, the Mortgage File has been delivered to Custodian, with respect to any purchase of 200 or fewer Mortgage Loans on a single Purchase Date, on or prior to 3:00 p.m. (New York City time) on the date that is two (2) Business Days prior to the Purchase Date, provided that if the Mortgage File to be delivered relates to more than 200 Mortgage Loans, the number of Business Days prior to the related Purchase Date by which Seller shall be required to deliver the related

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Mortgage File shall be increased by one (1) additional Business Day for each 200 Mortgage Loans in excess of 200 Mortgage Loans;

(b)         With respect to each Wet-Ink Mortgage Loan, the Wet-Ink Documents have been delivered to Buyer or Custodian, as the case may be, by 3:00 p.m. (New York City time) on the Purchase Date.

(3)         Transaction Documents.  Buyer or its designee shall have received on or before the day of such Transaction (unless otherwise specified in this Agreement) the following, in form and substance satisfactory to Buyer and (if applicable) duly executed:

(a)         A Transaction Request delivered pursuant to Section 3(c) hereof and a Purchase Confirmation, if applicable.

(b)         The Request for Certification and the related Custodial Mortgage Loan Schedule, and the Asset Confirm.

(c)          Such certificates, opinions of counsel or other documents as Buyer may reasonably request.

(4)         No Default.  No Default or Event of Default shall have occurred and be continuing;

(5)         Requirements of Law.  Buyer shall not have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Buyer to enter into Transactions with a Pricing Rate based on CSCOF.

(6)         Representations and Warranties.  Both immediately prior to the related Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by Seller in each Program Agreement shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(7)         Electronic Tracking Agreement. To the extent Seller is selling Mortgage Loans which are registered on the MERS® System, an Electronic Tracking Agreement entered into, duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver.

(8)         Securities Account Agreement. A Securities Account Agreement satisfactory to the Buyer, entered into, duly executed and delivered by Buyer, Seller and Securities Intermediary and being in full force and effect, free of any modification, breach or waiver.

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(9)         Custodial Agreement. A Custodial Agreement satisfactory to the Buyer, entered into, duly executed and delivered by Buyer, Seller and Custodian and being in full force and effect, free of any modification, breach or waiver.

(10)  Material Adverse Change.  None of the following shall have occurred and/or be continuing:

(a)         Credit Suisse First Boston, New York Branch’s corporate bond rating as calculated by S&P or Moody’s has been lowered or downgraded to a rating below investment grade by S&P or Moody’s;

(b)         an event or events shall have occurred in the good faith determination of Buyer resulting in the effective absence of a “repo market” or comparable “lending market” for financing debt obligations secured by mortgage loans or securities or an event or events shall have occurred resulting in Buyer not being able to finance Purchased Mortgage Loans through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or

(c)          an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by mortgage loans or an event or events shall have occurred resulting in Buyer not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

(d)         there shall have occurred a material adverse change in the financial condition of Buyer which affects (or can reasonably be expected to affect) materially and adversely the ability of Buyer to fund its obligations under this Agreement.

11.       Program; Costs

a.              Seller shall pay the fees and expenses of Buyer’s counsel [***] in connection with the original preparation and execution of the Program Agreements. Seller shall reimburse Buyer for any of Buyer’s reasonable out-of-pocket costs, including due diligence review costs and reasonable attorney’s fees as further described below and in Section 35, incurred by Buyer in determining the acceptability to Buyer of any Mortgage Loans.  Seller shall also pay, or reimburse Buyer if Buyer shall pay, any termination fee, which may be due any servicer.  Legal fees for any subsequent amendments to this Agreement or related documents shall be borne by Seller.  Seller shall pay reasonable and customary ongoing custodial and securities intermediary fees and expenses as set forth on Exhibit K hereto, and any other reasonable and customary ongoing fees and expenses under any other Program Agreement.

b.              If Buyer determines that, due to the introduction of, any change in, or the compliance by Buyer with (i) any eurocurrency reserve requirement or (ii) the

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interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be an increase in the cost to Buyer in engaging in the present or any future Transactions, then Seller agrees to pay to Buyer, from time to time, upon demand by Buyer (with a copy to Custodian) the actual cost of additional amounts as specified by Buyer to compensate Buyer for such increased costs; provided that this Section 11(b) shall only apply to the extent that such increased costs are not reflected in Buyer’s calculation of CSCOF.

c.               With respect to any Transaction, Buyer may conclusively rely upon, and shall incur no liability to Seller in acting upon, any request or other communication that Buyer reasonably believes to have been given or made by a person authorized to enter into a Transaction on Seller’s behalf.  In each such case, Seller hereby waives the right to dispute Buyer’s record of the terms of the Purchase Confirmation, request or other communication.

d.              Notwithstanding the assignment of the Program Agreements with respect to each Purchased Mortgage Loan to Buyer, Seller agrees and covenants with Buyer to enforce diligently Seller’s rights and remedies set forth in the Program Agreements.

e.               Any payments made by Seller or Guarantor to Buyer shall be free and clear of, and without deduction or withholding for, any taxes; provided, however, that if such payer shall be required by law to deduct or withhold any taxes from any sums payable to Buyer, then such payer shall (A) make such deductions or withholdings and pay such amounts to the relevant authority in accordance with applicable law, (B) pay to Buyer the sum that would have been payable had such deduction or withholding not been made, and (C) at the time Price Differential is paid, pay to Buyer all additional amounts as specified by Buyer to preserve the after-tax yield Buyer would have received if such tax had not been imposed, and otherwise indemnify Buyer for any such taxes imposed.

12.       Servicing

a.              Seller shall service the Mortgage Loans consistent with the degree of skill and care that Seller customarily requires with respect to similar Mortgage Loans owned or managed by it and in accordance with Accepted Servicing Practices.  The Servicer shall (i) comply with all applicable federal, state and local laws and regulations, (ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of Buyer in any Mortgage Loans or any payment thereunder.  Buyer may terminate the servicing of any Mortgage Loan with the then-existing Servicer in accordance with Section 12(d) hereof.

b.              Seller shall hold or cause to be held all escrow funds collected by Seller as Servicer with respect to any Purchased Mortgage Loans in trust accounts and shall apply the same for the purposes for which such funds were collected.

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c.               Seller shall deposit all collections received by Seller as Servicer on the Purchased Mortgage Loans in the Securities Account on a  daily basis within one (1) Business Day following receipt; provided, however, that any amounts required to be remitted to Buyer shall be deposited in the Securities Account on or prior to the day on which such remittance is to occur.

d.              Upon the occurrence and continuance of an Event of Default hereunder, Buyer shall have the right to immediately terminate Seller’s right to service the Purchased Mortgage Loans without payment of any penalty or termination fee.  Seller shall cooperate in transferring the servicing of the Purchased Mortgage Loans to a successor servicer appointed by Buyer in its sole discretion.

e.               If Seller should discover that, for any reason whatsoever, Seller or any entity responsible to Seller for managing or servicing any such Purchased Mortgage Loan has failed to perform fully Seller’s obligations under the Program Agreements or any of the obligations of such entities with respect to the Purchased Mortgage Loans, Seller shall promptly notify Buyer.

f.                Servicer shall service the Purchased Mortgage Loans on behalf of Buyer for thirty (30) day intervals which will automatically terminate if not renewed by Buyer (such renewal as evidenced by Buyer’s entry into a new Transaction).

g.               For the avoidance of doubt, Seller retains no economic rights to the servicing of the Purchased Mortgage Loans. As such, Seller expressly acknowledges that the Purchased Mortgage Loans are sold to Buyer on a “servicing-released” basis with such servicing retained by Seller.

13.       Representations and Warranties

a.              Each of Seller and Guarantor represents and warrants to Buyer as of the date hereof and as of each Purchase Date for any Transaction that:

(1)         Seller and Guarantor Existence.  Each of Seller and Guarantor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

(2)         Licenses.  Each of Seller and Guarantor is duly licensed or is otherwise qualified in each jurisdiction in which it transacts business for the business which it conducts and is not in default of any applicable federal, state or local laws, rules and regulations unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect and is not in default of such state’s applicable laws, rules and regulations.  Seller has the requisite power and authority and legal right to originate and purchase Mortgage Loans (as applicable) and to own, sell and grant a lien on all of its right, title and interest in and to the Mortgage Loans.  Each of Seller and Guarantor has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Program Agreement

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and any Transaction Request or, if applicable, Purchase Confirmation.  Seller is an FHA Approved Mortgagee.

(3)         Power.  Each of Seller and Guarantor has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect.

(4)         Due Authorization.  Each of Seller and Guarantor has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Program Agreements, as applicable.  This Agreement, any Transaction Request, Purchase Confirmation and the Program Agreements have been (or, in the case of Program Agreements and any Transaction Request, Purchase Confirmation not yet executed, will be) duly authorized, executed and delivered by Seller and Guarantor, all requisite or other corporate action having been taken, and each is valid, binding and enforceable against Seller and Guarantor in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

(5)         Financial Statements.

a.                                      Guarantor has heretofore furnished to Buyer a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of Guarantor ended December 31, 2008 and the related consolidated statements of income for Guarantor and its consolidated Subsidiaries for such fiscal year, with the opinion thereon of Deloitte & Touche LLP and (b) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the quarterly fiscal period of Guarantor ended March 31, 2009 and the related consolidated statements of income for Guarantor and its consolidated Subsidiaries for such quarterly fiscal period.  All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of Guarantor and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis.  Since December 31, 2008, there has been no material adverse change in the consolidated business, operations or financial condition of Guarantor and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements nor is Guarantor aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change.  Guarantor has, on the date of the statements delivered pursuant to this Section (the

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“Statement Date”) no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Guarantor except as heretofore disclosed to Buyer in writing.

b.                                      Seller has heretofore furnished to Buyer a copy of (a) its balance sheet for the fiscal year of Seller ended December 31, 2008 and the related statements of income for Seller for such fiscal year, with the opinion thereon of Deloitte & Touche LLP and (b) its balance sheet for the quarterly fiscal period of Seller ended March 31, 2009 and the related statements of income for Seller for such quarterly fiscal period.  All such financial statements are complete and correct and fairly present, in all material respects, the financial condition of Seller and the results of its operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis.  Since December 31, 2008, there has been no material adverse change in the consolidated business, operations or financial condition of Seller from that set forth in said financial statements nor is Seller aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change.  Seller has, on the Statement Date no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Seller except as heretofore disclosed to Buyer in writing.

(6)         Event of Default.  There exists no Event of Default under Section 15(b) hereof, which default gives rise to a right to accelerate indebtedness as referenced in Section 15(b) hereof, under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money or to the repurchase of mortgage loans or securities.

(7)         Solvency.  Each of Seller and Guarantor is solvent and will not be rendered insolvent by any Transaction and, after giving effect to such Transaction, will not be left with an unreasonably small amount of capital with which to engage in its business.  Neither Seller nor Guarantor intends to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature and is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver,

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liquidator, conservator, trustee or similar official in respect of such entity or any of its assets.  The amount of consideration being received by Seller upon the sale of the Purchased Mortgage Loans to Buyer constitutes reasonably equivalent value and fair consideration for such Purchased Mortgage Loans.  Seller is not transferring any Purchased Mortgage Loans with any intent to hinder, delay or defraud any of its creditors.

(8)         No Conflicts.  The execution, delivery and performance by each of Seller and Guarantor of this Agreement, any Transaction Request or Purchase Confirmation hereunder and the Program Agreements do not conflict with any term or provision of the organizational documents of Seller or Guarantor or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Seller or Guarantor of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller or Guarantor, which conflict would have a Material Adverse Effect and will not result in any violation of any such mortgage, instrument, agreement or obligation to which Seller or Guarantor is a party.

(9)         True and Complete Disclosure.  All information, reports, exhibits, schedules, financial statements or certificates of Seller, Guarantor or any Affiliate thereof or any of their officers furnished or to be furnished to Buyer in connection with the initial or any ongoing due diligence of Seller, Guarantor or any Affiliate or officer thereof, negotiation, preparation, or delivery of the Program Agreements are true and complete and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.  All financial statements have been prepared in accordance with GAAP.

(10) Approvals.  No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by Seller or Guarantor of this Agreement, any Transaction Request, Purchase Confirmation and the Program Agreements.

(11) Litigation.  There is no action, proceeding or investigation pending with respect to which either Seller or Guarantor has received service of process or, to the best of Seller’s or Guarantor’s knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Transaction, Transaction Request, Purchase Confirmation or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Request, Purchase Confirmation or any Program Agreement, (C) makes a claim individually in an amount greater than $1,000,000 or in an aggregate amount greater than $5,000,000, (D) which requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder or (E) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the

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validity or enforceability of, this Agreement, any Transaction Request, Purchase Confirmation or any Program Agreement.

(12) Material Adverse Change.  There has been no material adverse change in the business, operations, financial condition, properties or prospects of Seller, Guarantor or their Affiliates since the date set forth in the most recent financial statements supplied to Buyer.

(13) Ownership.  Upon payment of the Purchase Price and the filing of the financing statement and delivery of the Mortgage Files to Custodian and Custodian’s receipt of the related Request for Certification, Buyer shall become the sole owner of the Purchased Mortgage Loans and related Repurchase Assets, free and clear of all liens and encumbrances.

(14) Underwriting Guidelines. The Underwriting Guidelines provided to Buyer are the true and correct Underwriting Guidelines of Seller.

(15) Taxes. Seller, Guarantor and their Subsidiaries have timely filed all tax returns that are required to be filed by them and have paid all taxes, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided.  The charges, accruals and reserves on the books of Seller, Guarantor and their Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Seller or Guarantor, as applicable, adequate.

(16) Investment Company.  Neither Seller nor any of its Subsidiaries is an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; provided, however, that any entity that is under the management of PNMAC Capital Management LLC in its capacity as an “investment adviser” within the meaning of the Investment Advisers Act of 1940 and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed a “Subsidiary” for the purposes of this Section 13(a)(16).

(17) Chief Executive Office; Jurisdiction of Organization.  On the Effective Date, Seller’s chief executive office, is, and has been, located at 27001 Agoura Road, Calabasas, CA 91301.  On the Effective Date, Seller’s jurisdiction of organization is the State of Delaware.  Seller shall provide Buyer with thirty days advance notice of any change in Seller’s principal office or place of business or jurisdiction.  Seller has no trade name.  During the preceding five years, Seller has not been known by or done business under any other name, corporate or fictitious, and has not filed or had filed against it any bankruptcy receivership or similar petitions nor has it made any assignments for the benefit of creditors.

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(18) Location of Books and Records.  The location where Seller keeps its books and records, including all computer tapes and records relating to the Purchased Mortgage Loans and the related Repurchase Assets is its chief executive office.

(19) Adjusted Tangible Net Worth.  On the Effective Date, Seller’s Adjusted Tangible Net Worth is at least the sum of (i) the related Net Worth Amount, and (ii) 50% of Seller’s positive quarterly Net Income.

(20) ERISA.  Each Plan to which Seller, Guarantor or their Subsidiaries make direct contributions, and, to the knowledge of Seller and Guarantor, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law.

(21) Adverse Selection.  Seller has not selected the Purchased Mortgage Loans in a manner so as to adversely affect Buyer’s interests.

(22) Agreements.  Neither Seller nor any Subsidiary of Seller is a party to any agreement, instrument, or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 13(a)(5) hereof.  Neither Seller nor any Subsidiary of Seller is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties, or financial condition of Seller as a whole.  No holder of any indebtedness of Seller or of any of its Subsidiaries has given notice of any asserted default thereunder.

(23) Other Indebtedness.  All Indebtedness (other than Indebtedness evidenced by this Agreement) of Seller existing on the date hereof is listed on Exhibit I hereto (the “Existing Indebtedness”).

(24) Agency Approvals.  With respect to each Agency Security and to the extent necessary, Seller is an FHA Approved Mortgagee. Seller is also  approved by Fannie Mae as an approved seller/servicer and Freddie Mac as an approved seller/servicer, and, to the extent necessary, approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.  In each such case, Seller is in good standing, with no event having occurred or Seller having any reason whatsoever to believe or suspect will occur prior to the issuance of the Agency Security or the consummation of the Take-out Commitment, as the case may be, including, without limitation, a change in insurance coverage which would either make Seller unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to the relevant Agency or to the Department of Housing and Urban Development, FHA or, only to the extent that

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Seller is a VA Approved Lender as of the relevant Purchase Date, VA.  Should Seller for any reason cease to possess all such applicable approvals, or should notification to the relevant Agency or to the Department of Housing and Urban Development, FHA or VA (only to the extent that Seller is a VA Approved Lender as of the relevant Purchase Date), be required, Seller shall so notify Buyer immediately in writing.  Servicer has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted Servicing Practices.

(25) No Reliance.  Each of Seller and Guarantor has made its own independent decisions to enter into the Program Agreements and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary.  Neither Seller nor Guarantor is relying upon any advice from Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.

(26) Plan Assets. Neither Seller nor Guarantor is an employee benefit plan as defined in Section 3 of  Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the Purchased Mortgage Loans are not “plan assets” within the meaning of 29 CFR §2510.3 101 as amended by Section 3(42) of ERISA, in Seller’s or Guarantor’s hands, and transactions by or with Seller or Guarantor are not subject to any state or local statute regulating investments or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.

(27) No Prohibited Persons. Neither Seller nor any of its Affiliates, officers, directors, partners or members, is an entity or person (or to  Seller’s knowledge, owned or controlled by an entity or person): (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”).

b.              With respect to every Purchased Mortgage Loan, each of Seller and Guarantor jointly and severally represents and warrants to Buyer as of the applicable Purchase Date for any Transaction and each date thereafter that each representation and warranty set forth on Schedule 1 is true and correct.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

c.               The representations and warranties set forth in this Agreement shall survive transfer of the Purchased Mortgage Loans to Buyer and shall continue for so long as the Purchased Mortgage Loans are subject to this Agreement.  Upon discovery by Seller, Servicer or Buyer of any breach of any of the representations or warranties set forth in this Agreement, the party discovering such breach shall promptly give notice of such discovery to the others.

14.       Covenants

Each of Seller and Guarantor covenants with Buyer that, during the term of this facility:

a.              Adjusted Tangible Net Worth. Seller shall maintain an Adjusted Tangible Net Worth of at least the sum of (i) $5 million, and (ii) 50% of Seller’s positive quarterly Net Income for such quarter.

b.              Indebtedness to Adjusted Tangible Net Worth Ratio. Seller’s ratio of Indebtedness to Adjusted Tangible Net Worth shall not exceed 10:1.

c.               Litigation. Seller and Guarantor, as applicable, will promptly, and in any event within ten (10) days after service of process on any of the following, give to Buyer notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Seller, Guarantor or any of their Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Program Agreements or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim individually in an amount greater than $1,000,000 or in an aggregate amount greater than $5,000,000, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect. On each Reporting Date, Seller and Guarantor, as applicable, will provide to Buyer a litigation docket listing all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Seller, Guarantor or any of their Subsidiaries or affecting any of the Property of any of them before any Governmental Authority. Seller and Guarantor, as applicable, will promptly provide notice of any judgment, which with the passage of time, could cause an Event of Default hereunder.

d.              Prohibition of Fundamental Changes.  Seller shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that Seller may merge or consolidate with (a) any wholly owned subsidiary of Seller, or (b) any other Person if Seller is the surviving entity; and provided further, that if after giving effect thereto, no Default would exist hereunder.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

e.               Maintenance of Profitability.  Seller shall not permit, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00; provided that the foregoing covenant shall not apply during any quarter occurring in 2009.

f.                Servicer; Asset Tape.  Upon the occurrence of any of the following (a) the occurrence and continuation of an Event of Default, (b) upon any Purchased Mortgage Loan becoming an Aged Loan, (c) the fifth Business Day of each month, or (d) upon the request of Buyer, Seller shall cause Servicer to provide to Buyer, electronically, in a format mutually acceptable to Buyer and Seller, an Asset Tape by no later than the Reporting Date.  Seller shall not cause the Mortgage Loans to be serviced by any servicer other than a servicer expressly approved in writing by Buyer, which approval shall be deemed granted by Buyer with respect to Seller with the execution of this Agreement.

g.               Insurance.  Seller or Guarantor shall continue to maintain, for Seller, Servicer and their Subsidiaries, Fidelity Insurance in an aggregate amount at least equal to $1,400,000.  Seller or Guarantor shall maintain, for Seller, Servicer and their Subsidiaries, Fidelity Insurance in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the Repurchase Assets.  Seller or Guarantor shall notify Buyer of any material change in the terms of any such Fidelity Insurance.

h.              No Adverse Claims.  Seller warrants and will defend, and shall cause any Servicer to defend, the right, title and interest of Buyer in and to all Purchased Mortgage Loans and the related Repurchase Assets against all adverse claims and demands.

i.                  Assignment.  Except as permitted herein, neither Seller nor any Servicer shall sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Agreements), any of the Purchased Mortgage Loans or any interest therein, provided that this Section shall not prevent any transfer of Purchased Mortgage Loans in accordance with the Program Agreements.

j.                 Security Interest.  Seller shall do all things necessary to preserve the Purchased Mortgage Loans and the related Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder.  Without limiting the foregoing, Seller will comply with all rules, regulations and other laws of any Governmental Authority and cause the Purchased Mortgage Loans or the related Repurchase Assets to comply with all applicable rules, regulations and other laws.  Seller will not allow any default for which Seller is responsible to occur under any Purchased Mortgage Loans or the related Repurchase Assets or any Program Agreement and Seller shall fully perform or cause to be performed when due all of its obligations under any Purchased Mortgage Loans or the related Repurchase Assets and any Program Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

k.              Records.

(1)         Seller shall collect and maintain or cause to be collected and maintained all Records relating to the Purchased Mortgage Loans in accordance with industry custom and practice for assets similar to the Purchased Mortgage Loans, including those maintained pursuant to the preceding subparagraph, and all such Records shall be in Custodian’s possession unless Buyer otherwise approves.  Seller will not allow any such papers, records or files that are an original or an only copy to leave Custodian’s possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event Seller will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file.  Seller or the Servicer of the Purchased Mortgage Loans will maintain all such Records not in the possession of Custodian in good and complete condition in accordance with industry practices for assets similar to the Purchased Mortgage Loans and preserve them against loss.

(2)         For so long as Buyer has an interest in or lien on any Purchased Mortgage Loan, Seller will hold or cause to be held all related Records in trust for Buyer.  Seller shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Buyer granted hereby.

(3)         Upon reasonable advance notice from Custodian or Buyer, Seller shall (x) make any and all such Records available to Custodian or Buyer to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Buyer or its authorized agents to discuss the affairs, finances and accounts of Seller with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller with its independent certified public accountants.

l.                  Books.  Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the transfer of Purchased Mortgage Loans to Buyer.

m.          Approvals.  Seller shall maintain all licenses, permits or other approvals necessary for Seller to conduct its business and to perform its obligations under the Program Agreements, and Seller shall conduct its business strictly in accordance with applicable law.

n.              Material Change in Business.  Neither Seller nor Guarantor shall make any material change in the nature of its business as carried on at the date hereof.

o.              Underwriting Guidelines.  Without the prior written consent of Buyer, Seller shall not amend or otherwise modify the Underwriting Guidelines.  Without limiting the foregoing, in the event that Seller makes any amendment or modification to the Underwriting Guidelines, Seller shall promptly deliver to Buyer a complete copy of the amended or modified Underwriting Guidelines.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

p.              Distributions.  If an Event of Default has occurred and is continuing, neither Seller nor Guarantor shall pay any dividends with respect to any capital stock or other equity interests in such entity, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller or Guarantor.

q.              Applicable Law.  Seller and Guarantor shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority.

r.                 Existence.  Each of Seller and Guarantor shall preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises.

s.                Chief Executive Office; Jurisdiction of Organization.  Seller shall not move its chief executive office from the address referred to in Section 13(a)(17) or change its jurisdiction of organization from the jurisdiction referred to in Section 13(a)(17) unless it shall have provided Buyer 30 days’ prior written notice of such change.

t.                 Taxes.  Seller and Guarantor shall timely file all tax returns that are required to be filed by them and shall timely pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

u.              Transactions with Affiliates.  Seller will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under the Program Agreements, (b) in the ordinary course of Seller’s business and (c) upon fair and reasonable terms no less favorable to Seller than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section to any Affiliate.

v.              Guarantees.  Seller shall not create, incur, assume or suffer to exist any Guarantees, except (i) to the extent reflected in Seller’s financial statements or notes thereto and (ii) to the extent the aggregate Guarantees of Seller do not exceed $250,000.

w.            Indebtedness. Seller shall not incur any additional material Indebtedness (other than (i)  the Existing Indebtedness in amounts not to exceed the amounts specified on Exhibit I hereto, (ii) except for Indebtedness incurred with Buyer or its Affiliates, (iii) Indebtedness required to be obtained pursuant to Section 14(ff) hereto and (iv) usual and customary accounts payable for a mortgage company) without the prior written consent of Buyer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

x.              Hedging. Seller has entered into Interest Rate Protection Agreements with respect to the Conforming Mortgage Loans, having terms with respect to protection against fluctuations in interest rates acceptable to Buyer in its sole discretion.  In the event that Seller intends to make any change to its policy regarding Interest Rate Protection Agreements, Seller shall notify Buyer in writing 30 days prior to implementing any such change.

y.              True and Correct Information.  All information, reports, exhibits, schedules, financial statements or certificates of Seller, Guarantor any Affiliate thereof or any of their officers furnished to Buyer hereunder and during Buyer’s diligence of Seller and Guarantor are and will be true and complete and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.  All required financial statements, information and reports delivered by Seller and Guarantor to Buyer pursuant to this Agreement shall be prepared in accordance with U.S. GAAP, or, if applicable, to SEC filings, the appropriate SEC accounting regulations.

z.               Agency Approvals; Servicing.  Seller shall maintain its status with Fannie Mae as an approved lender and Freddie Mac as an approved seller/servicer, in each case in good standing.  Servicer shall service all Purchased Mortgage Loans which are Committed Mortgage Loans in accordance with the applicable agency guide.  Should Servicer, for any reason, cease to possess all such applicable Agency Approvals, or should notification to the relevant Agency or to the Department of Housing and Urban Development, FHA or VA be required, such Seller shall so notify Buyer immediately in writing.  Notwithstanding the preceding sentence, Servicer shall take all necessary action to maintain all of their applicable Agency Approvals at all times during the term of this Agreement and each outstanding Transaction. Servicer shall maintain adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted Servicing Practices.

aa.       Take-out Payments. With respect to each Committed Mortgage Loan, Seller shall arrange that all payments under the related Take-out Commitment shall be paid directly to Buyer at the account set forth in Section 9 hereof, or to an account approved by Buyer in writing prior to such payment. With respect to any Agency Take-out Commitment, if applicable, (1) with respect to the wire transfer instructions as set forth in Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Buyer’s wire instructions or Buyer has approved such wire transfer instructions in writing in its sole discretion, or (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Buyer in writing as Buyer’s Payee Number or Buyer has previously approved the related Payee Number in writing in its sole discretion; with respect to any Take-out Commitment with an Agency, the applicable agency documents list Buyer as sole

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

subscriber, unless otherwise agreed to in writing by Buyer, in Buyer’s sole discretion.

bb.       No Pledge.  Neither Seller nor Guarantor shall pledge, transfer or convey any security interest in the Securities Account to any Person without the express written consent of Buyer.

cc.         Plan Assets. Seller shall not be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and Seller shall not use “plan assets” within the meaning of 29 CFR §2510.3 101, as amended by Section 3(42) of ERISA to engage in this Repurchase Agreement or any Transaction hereunder. Transactions by or with Seller or Guarantor shall not be subject to any state or local statute regulating investments of or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.

dd.       Maintenance of Liquidity.  Seller shall ensure that, at all times, it has unrestricted cash and Cash Equivalents in an amount not less than the related Liquidity Amount.

ee.         Sharing of Information.  Seller shall allow Buyer to exchange information related to Seller and the Transactions hereunder with third party lenders and Seller shall permit each third party lender to share such information with Buyer.

ff.           Additional Warehouse Line.  Within 90 days of the date hereof, Seller shall maintain one or more additional warehouse or repurchase facilities in order to finance mortgage loans in an aggregate amount at least equal to the Maximum Committed Purchase Price.

gg.         Most Favored Status.  Seller, Guarantor and Buyer each agree that should Seller, Guarantor or any Affiliate thereof enter into a repurchase agreement or credit facility with any Person other than Buyer or an Affiliate of Buyer which by its terms provides any of the following (each, a “More Favorable Agreement”):

(1)         more favorable terms with respect to any guaranties or financial covenants, including without limitation covenants covering the same or similar subject matter set forth in Sections 14a, 14b, 14e, 14p, 14dd, and 14ff hereof;

(2)         a security interest to any Person other than Buyer or an Affiliate of Buyer in substantially all assets of Seller, Guarantor or any Affiliate thereof; or

(3)         a requirement that Seller has added or will add any Person other than Buyer or an Affiliate of Buyer as a loss payee under Seller’s Fidelity Insurance;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

then the terms of this Agreement shall be deemed automatically amended to include such more favorable terms contained in such More Favorable Agreement, such that such terms operate in favor of Buyer or an Affiliate of Buyer; provided, that in the event that such More Favorable Agreement is terminated, upon notice by Seller to Buyer of such termination, the original terms of this Agreement shall be deemed to be automatically reinstated.  Seller, Guarantor and Buyer further agree to execute and deliver any new guaranties, agreements or amendments to this Agreement evidencing such provisions, provided that the execution of such amendment shall not be a precondition to the effectiveness of such amendment, but shall merely be for the convenience of the parties hereto.  Promptly upon Seller, Guarantor or any Affiliate thereof entering into a repurchase agreement or other credit facility with any Person other than Buyer, Seller or Guarantor, as applicable, shall deliver to Buyer a true, correct and complete copy of such repurchase agreement, loan agreement, guaranty or other financing documentation.

hh.       Liens on Substantially All Assets.  Seller shall not grant a security interest to any Person other than Buyer or an Affiliate of Buyer in substantially all assets of Seller unless Seller has entered into an amendment to this Agreement that grants to Buyer a pari passu security interest on such assets.

15.       Events of Default

Each of the following shall constitute an “Event of Default” hereunder:

a.              Payment Failure.  Failure of Seller to (i) make any payment of Price Differential or Repurchase Price or any other sum which has become due, on a Price Differential Payment Date or a Repurchase Date or otherwise, whether by acceleration or otherwise, under the terms of this Agreement, any other warehouse and security agreement or any other document evidencing or securing Indebtedness of Seller to Buyer or to any Affiliate of Buyer, or (ii) cure any Margin Deficit when due pursuant to Section 6 hereof.

b.              Cross Default.  Seller, Guarantor or Affiliates thereof shall be in default under (i) the Servicing Facility Documents, (ii) any Indebtedness, in the aggregate, in excess of $1 million of Seller, Guarantor or any Affiliate thereof, including amounts owed under the Servicing Facility Documents, which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (iii) any other contract or contracts, in the aggregate in excess of $1 million to which Seller, Guarantor or any Affiliate thereof is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.

c.               Assignment.  Assignment or attempted assignment by Seller or Guarantor of this Agreement or any rights hereunder without first obtaining the specific written

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

consent of Buyer, or the granting by Seller of any security interest, lien or other encumbrances on any Purchased Mortgage Loans to any person other than Buyer.

d.              Insolvency.  An Act of Insolvency shall have occurred with respect to Seller, Guarantor or any Affiliate thereof.

e.               Material Adverse Change.  Any material adverse change in the Property, business, financial condition or operations of Seller, Guarantor or any of their Affiliates shall occur, in each case as determined by Buyer in its sole good faith discretion, or any other condition shall exist which, in Buyer’s sole good faith discretion, constitutes a material impairment of Seller’s or Guarantor’s ability to perform its obligations under this Agreement or any other Program Agreement.

f.                Breach of Financial Representation or Covenant or Obligation. A breach by Seller of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1), 13(a)(7), 13(a)(12), 13(a)(19), 13(a)(23), 14a, 14b, 14d, 14e, 14r, 14v, 14w, 14aa, 14bb, 14cc, 14dd or 14ff  of this Agreement.

g.               Breach of Non-Financial Representation or Covenant.  A breach by Seller or Guarantor of any other material representation, warranty or covenant set forth in this Agreement (and not otherwise specified in Section 15(f) above), if such breach is not cured within five (5) Business Days (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Market Value, the existence of a Margin Deficit and the obligation to repurchase such Mortgage Loan unless (i) such party shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made, (ii) any such representations and warranties have been determined by Buyer in its sole discretion to be materially false or misleading on a regular basis, or (iii) Buyer, in its sole discretion, determines that such breach of a material representation, warranty or covenant materially and adversely affects (A) the condition (financial or otherwise) of such party, its Subsidiaries or Affiliates; or (B) Buyer’s determination to enter into this Agreement or Transactions with such party, then such breach shall constitute an immediate Event of Default and neither Seller nor Guarantor shall have any cure right hereunder).

h.              Guarantor Breach.  A breach by Guarantor of any material representation, warranty or covenant set forth in the Guaranty or any other Program Agreement, any “event of default” by Guarantor under the Guaranty, any repudiation of the Guaranty by Guarantor, or if the Guaranty is not enforceable against Guarantor.

i.                  Change in Control.  The occurrence of a Change in Control.

j.                 Failure to Transfer.  Seller fails to transfer the Purchased Mortgage Loans to Buyer on the applicable Purchase Date (provided Buyer has tendered the related Purchase Price).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

k.              Judgment.  A final judgment or judgments for the payment of money in excess of  $1 million shall be rendered against Seller, Guarantor or any of their Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof.

l.                  Government Action.  Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller, Guarantor or any Affiliate thereof, or shall have taken any action to displace the management of Seller, Guarantor or any Affiliate thereof or to curtail its authority in the conduct of the business of Seller, Guarantor or any Affiliate thereof, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Seller, Guarantor or Affiliate as an issuer, buyer or a seller/servicer of Mortgage Loans or securities backed thereby, and such action provided for in this subparagraph l shall not have been discontinued or stayed within 30 days.

m.          Inability to Perform.  A Responsible Officer of Seller or Guarantor shall admit its inability to, or its intention not to, perform any of Seller’s Obligations or Guarantor’s obligations hereunder or the Guaranty.

n.              Security Interest.  This Agreement shall for any reason cease to create a valid, first priority security interest in any material portion of the Purchased Mortgage Loans or other Repurchase Assets purported to be covered hereby.

o.              Financial Statements.  Seller’s or Guarantor’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller or Guarantor as a “going concern” or a reference of similar import.

p.              Ineligible Loans.  With respect to any Transaction, Buyer determines in the course of its due diligence that the greater (by count) of 5% or twenty (20) of the Mortgage Loans are ineligible for sale to Buyer in accordance with the terms of this Agreement.

An Event of Default shall be deemed to be continuing unless expressly waived by Buyer in writing.

16.       Remedies Upon Default

In the event that an Event of Default shall have occurred:

a.              Buyer may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency of Seller or any Affiliate), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled).  Buyer shall (except upon the occurrence of an Act of Insolvency) give notice to Seller and Guarantor of the exercise of such option as promptly as practicable.

b.              If Buyer exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Section, (i) Seller’s obligations in such Transactions to repurchase all Purchased Mortgage Loans, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Section, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by Buyer and applied, in Buyer’s sole discretion, to the aggregate unpaid Repurchase Prices for all outstanding Transactions and any other amounts owing by Seller hereunder, and (iii) Seller shall immediately deliver to Buyer the Mortgage Files relating to any Purchased Mortgage Loans subject to such Transactions then in Seller’s possession or control.

c.               Buyer also shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of all Records and files of Seller relating to the Purchased Mortgage Loans and all documents relating to the Purchased Mortgage Loans (including, without limitation, any legal, credit or servicing files with respect to the Purchased Mortgage Loans) which are then or may thereafter come in to the possession of Seller or any third party acting for Seller.  To obtain physical possession of any Purchased Mortgage Loans held by Custodian, Buyer shall present to Custodian an Asset Confirm.  Without limiting the rights of Buyer hereto to pursue all other legal and equitable rights available to Buyer for Seller’s failure to perform its obligations under this Agreement, Seller acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and Buyer shall be entitled to specific performance, injunctive relief, or other equitable remedies in the event of any such failure. The availability of these remedies shall not prohibit Buyer from pursuing any other remedies for such breach, including the recovery of monetary damages.

d.              Buyer shall have the right to direct all servicers then servicing any Purchased Mortgage Loans to remit all collections thereon to Buyer, and if any such payments are received by Seller, Seller shall not commingle the amounts received with other funds of Seller and shall promptly pay them over to Buyer.  Buyer shall also have the right to terminate any one or all of the servicers then servicing any Purchased Mortgage Loans with or without cause.  In addition, Buyer shall have the right to immediately sell the Purchased Mortgage Loans and liquidate all Repurchase Assets.  Such disposition of Purchased Mortgage Loans may be, at Buyer’s option, on either a servicing-released or a servicing-retained basis.  Buyer shall not be required to give any warranties as to the Purchased Mortgage Loans with respect to any such disposition thereof.  Buyer may specifically disclaim or

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

modify any warranties of title or the like relating to the Purchased Mortgage Loans.  The foregoing procedure for disposition of the Purchased Mortgage Loans and liquidation of the Repurchase Assets shall not be considered to adversely affect the commercial reasonableness of any sale thereof.  Seller agrees that it would not be commercially unreasonable for Buyer to dispose of the Purchased Mortgage Loans or the Repurchase Assets or any portion thereof by using Internet sites that provide for the auction of assets similar to the Purchased Mortgage Loans or the Repurchase Assets, or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Buyer shall be entitled to place the Purchased Mortgage Loans in a pool for issuance of mortgage-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market.  Buyer shall also be entitled to sell any or all of such Mortgage Loans individually for the prevailing price. Buyer shall also be entitled, in its sole discretion to elect, in lieu of selling all or a portion of such Purchased Mortgage Loans, to give Seller credit for such Purchased Mortgage Loans and the Repurchase Assets in an amount equal to the Market Value of the Purchased Mortgage Loans against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder.

e.     Upon the happening of one or more Events of Default, Buyer may apply any proceeds from the liquidation of the Purchased Mortgage Loans and Repurchase Assets to the Repurchase Prices hereunder and all other Obligations in the manner Buyer deems appropriate in its sole discretion.

f.     Seller shall be liable to Buyer for (i) the amount of all reasonable and customary legal or other expenses (including, without limitation, all costs and expenses of Buyer in connection with the enforcement of this Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting  creditors’ rights generally, further including, without limitation, the reasonable fees and expenses of counsel (including the costs of internal counsel of Buyer) incurred in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

g.     To the extent permitted by applicable law, Seller shall be liable to Buyer for interest on any amounts owing by Seller hereunder, from the date Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by Seller or (ii) satisfied in full by the exercise of Buyer’s rights hereunder.  Interest on any sum payable by Seller under this Section 16(g) shall be at a rate equal to the Post-Default Rate.

h.     Buyer shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

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i.      Buyer may exercise one or more of the remedies available to Buyer immediately upon the occurrence of an Event of Default and, except to the extent provided in subsections (a) and (d) of this Section, at any time thereafter without notice to Seller.  All rights and remedies arising under this Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have.

j.      Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process.  Seller also waives any defense (other than a defense of payment or performance) Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Repurchase Assets, or from any other election of remedies.  Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.

k.     Buyer shall have the right to perform reasonable due diligence with respect to Seller and the Mortgage Loans, which review shall be at the expense of Seller subject to Section 35 hereof.

17.  Reports

a.     Notices.  Seller or Guarantor shall furnish to Buyer (x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) and any material financial information that is not otherwise required to be provided by Seller or Guarantor hereunder which is given to Seller’s lenders, (y) immediately, notice of the occurrence of any Event of Default hereunder or default or breach by Seller, Guarantor or Servicer of any obligation under any Program Agreement or any material contract or agreement of Seller, Guarantor or Servicer or the occurrence of any event or circumstance that such party reasonably expects has resulted in, or will, with the passage of time, result in, a Material Adverse Effect or an Event of Default or such a default or breach by such party and (z) the following:

(1)   as soon as available and in any event within thirty (30) calendar days after the end of each calendar month, the unaudited consolidated balance sheets of Guarantor and its consolidated Subsidiaries and the unaudited balance sheet of Seller, each as at the end of such period and the related unaudited consolidated statements of income for Guarantor and its consolidated Subsidiaries and Seller for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Guarantor or Seller, as applicable, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Guarantor and its consolidated Subsidiaries or Seller, as applicable, in accordance with GAAP, consistently

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applied, as at the end of, and for, such period (subject to normal year-end adjustments);

(2)   as soon as available and in any event within thirty (30) calendar days after the end of each calendar quarter, the unaudited consolidated cash flow statements of Guarantor and its consolidated Subsidiaries and the unaudited cash flow statements of Seller, each as at the end of such period  and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Guarantor or Seller, as applicable, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Guarantor and its consolidated Subsidiaries or Seller, as applicable, in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);

(3)   as soon as available and in any event within ninety (90) days after the end of each fiscal year of Guarantor and Seller, the consolidated balance sheets of Guarantor and its consolidated Subsidiaries and the balance sheet of Seller, each as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for Guarantor and its consolidated Subsidiaries and Seller for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion and the scope of audit shall be acceptable to Buyer in its sole discretion, shall have no “going concern” qualification and shall state that said consolidated financial statements or financial statements, as applicable, fairly present the consolidated financial condition or financial condition, as applicable, and results of operations of Guarantor and its respective consolidated Subsidiaries or Seller, as applicable, as at the end of, and for, such fiscal year in accordance with GAAP;

(4)   such other prepared statements that Buyer may reasonably request;

(5)   if applicable, copies of any 10-Ks, 10-Qs, registration statements and other “corporate finance” SEC filings (other than 8-Ks) by Guarantor, Seller or any Affiliate, within 5 Business Days of their filing with the SEC; provided, that, Guarantor, Seller or any Affiliate will provide Buyer and Credit Suisse First Boston Corporation with a copy of the annual 10-K filed with the SEC by Guarantor, Seller or their Affiliates, no later than 90 days after the end of the year;

(6)   as soon as available, and in any event within thirty (30) days of receipt, copies of relevant portions of all final written Agency, FHA, VA, Governmental Authority and investor audits, examinations, evaluations, monitoring reviews and reports of its operations (including those prepared on a

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contract basis) which provide for or relate to (i) material corrective action required, (ii) material sanctions proposed, imposed or required, including without limitation notices of defaults, notices of termination of approved status, notices of imposition of supervisory agreements or interim servicing agreements, and notices of probation, suspension, or non-renewal, or (iii) “report cards,” “grades” or other classifications of the quality of Seller’s operations;

(7)   from time to time such other information regarding the financial condition, operations, or business of Seller or Guarantor as Buyer may reasonably request;

(8)   as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of Seller or Guarantor has knowledge of the occurrence of any Event of Termination, stating the particulars of such Event of Termination in reasonable detail;

(9)   As soon as reasonably possible, notice of any of the following events:

(a)   change in the insurance coverage required of Seller, Servicer or any other Person pursuant to any Program Agreement, with a copy of evidence of same attached;

(b)   any material dispute, litigation, investigation, proceeding or suspension between Seller or Servicer, on the one hand, and any Governmental Authority or any Person;

(c)   any material change in accounting policies or financial reporting practices of Seller or Servicer;

(d)   with respect to any Purchased Mortgage Loan, immediately upon receipt of notice or knowledge thereof, that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the value of such Mortgaged Loan;

(e)   any material issues raised upon examination of Seller or Seller’s facilities by any Governmental Authority;

(f)    any material change in the Indebtedness of Seller, including, without limitation, any default, renewal, non-renewal, termination, increase in available amount or decrease in available amount related thereto;

(g)   promptly upon receipt of notice or knowledge of (i) any default related to any Repurchase Asset, (ii) any lien or security interest (other than security interests created hereby or by the other Program Agreements) on, or claim asserted against, any of the Purchased Mortgage Loans;

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(h)   a summary of the portfolio performance on a rolling monthly period, commencing on the calendar quarter following the date hereof, stratified by percentage repurchase demands for: representation breaches, missing document breaches, repurchases due to fraud, early payment default requests, summarized on the basis of (a) pending repurchase demands (including weighted average duration of outstanding request), (b) satisfied repurchase demands, (c) total repurchase demands;

(i)    any other event, circumstance or condition that has resulted, or has a possibility of resulting, in a Material Adverse Effect with respect to Seller or Servicer; and

(j)    the occurrence of any material employment dispute and a description of the strategy for resolving it that has the possibility of resulting in a Material Adverse Effect.

b.     Officer’s Certificates.  Seller will furnish to Buyer, at the time Seller furnishes each set of financial statements pursuant to Section 17(a)(1), (2) and (3) above, a certificate of a Responsible Officer of Seller in the form of Exhibit D hereto.

c.     Mortgage Loan Reports.  Within 10 days of the end of each calendar month, Seller will furnish to Buyer monthly electronic Mortgage Loan performance data, including, without limitation, delinquency reports and volume information and responses thereto, broken down by product (i.e., delinquency, foreclosure and net charge-off reports).

d.     Asset Tape.  Seller shall provide to Buyer, electronically, in a format mutually acceptable to Buyer and Seller, an Asset Tape by no later than the Reporting Date.

e.     Quality Control Reports.  Periodic internal quality control reports and internal audit reports as they are distributed to the board of directors of Seller or Guarantor.

f.     Other. Seller shall deliver to Buyer any other reports or information reasonably requested by Buyer or as otherwise required pursuant to this Agreement.

18.  Repurchase Transactions

Buyer may, in its sole election, engage in repurchase transactions with the Purchased Mortgage Loans or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Mortgage Loans with a counterparty of Buyer’s choice.  Unless an Event of Default shall have occurred, no such transaction shall relieve Buyer of its obligations to transfer Purchased Mortgage Loans to Seller pursuant to Section 4 hereof, or of Buyer’s obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 7 hereof.  In the event Buyer engages in a repurchase transaction with any of the Purchased Mortgage Loans or otherwise pledges or hypothecates any of the Purchased Mortgage Loans, Buyer shall have the right to assign to Buyer’s counterparty any of the applicable

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representations or warranties herein and the remedies for breach thereof, as they relate to the Purchased Mortgage Loans that are subject to such repurchase transaction.

19.  Single Agreement

Buyer and Seller acknowledge that, and have entered hereunto, and will enter into each Transaction hereunder, in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other.  Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set-off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

20.  Notices and Other Communications

Any and all notices (with the exception of Transaction Requests or Purchase Confirmations, which shall be delivered via facsimile only), statements, demands or other communications hereunder may be given by a party to the other by mail, email, facsimile, messenger or otherwise to the address specified below, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other.  All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

If to Seller or Guarantor:

PennyMac Loan Services, LLC

27001 Agoura Road

Calabasas, CA 91301

Attention: David M. Walker/Michael Wong

Phone Number: (818) 224-7053/(818) 224-7055

E-mail: david.walker@pnmac.com; michael.wong@pnmac.com

with a copy to:

PennyMac Loan Services, LLC

27001 Agoura Road

Calabasas, CA 91301

Attention: Jeff Grogin

Phone Number: (818) 224-7050

E-mail: jeff.grogin@pnmac.com

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If to Buyer:

For Transaction Requests and Purchase Confirmations:

Credit Suisse First Boston Mortgage Capital LLC

c/o Credit Suisse Securities (USA) LLC

One Madison Avenue, 2nd Floor

New York, NY 10010

Attention: Anthony Ricciardi, Mortgage Operations

For all other Notices:

Credit Suisse First Boston Mortgage Capital LLC

c/o Credit Suisse Securities (USA) LLC

One Madison Avenue, 9th Floor

New York, NY 10010

Attention: Legal Department—RMBS Warehouse Lending

and:

Credit Suisse First Boston Mortgage Capital LLC
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 4th Floor
New York, NY 10010
Attention: Bruce Kaiserman

21.  Entire Agreement; Severability

This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

22.  Non assignability

The Program Agreements are not assignable by Seller or Guarantor.  Buyer may from time to time assign all or a portion of its rights and obligations under this Agreement and the Program Agreements; provided, however that Buyer shall maintain as agent of Seller, for review by Seller upon written request, a register of assignees and a copy of an executed assignment and acceptance by Buyer and assignee (“Assignment and Acceptance”), specifying the percentage or portion of such rights and obligations assigned.  Upon such assignment, (a) such assignee shall be a party hereto and to each Program Agreement to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Buyer hereunder, and (b) Buyer shall, to the extent that such rights and obligations have been so assigned by it to either (i) an Affiliate of Buyer which assumes the obligations of Buyer or (ii) to another Person approved by Seller (such approval not to be unreasonably withheld) which assumes the obligations of Buyer, be released from its obligations hereunder

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and under the Program Agreements.  Unless otherwise stated in the Assignment and Acceptance, Seller shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing.  Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Seller.

23.  Set-off

In addition to any rights and remedies of Buyer hereunder and by law, Buyer shall have the right, without prior notice to Seller or Guarantor, any such notice being expressly waived by Seller and Guarantor to the extent permitted by applicable law to set-off and appropriate and apply against any Obligation from Seller, Guarantor or any Affiliate thereof to Buyer or any of its Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return excess margin), credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Buyer or any Affiliate thereof to or for the credit or the account of Seller, Guarantor or any Affiliate thereof.  Buyer agrees promptly to notify Seller or Guarantor after any such set off and application made by Buyer; provided that the failure to give such notice shall not affect the validity of such set off and application.

24.  Binding Effect; Governing Law; Jurisdiction

a.     This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Seller acknowledges that the obligations of Buyer hereunder or otherwise are not the subject of any guaranty by, or recourse to, any direct or indirect parent or other Affiliate of Buyer.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

b.     EACH OF SELLER AND GUARANTOR HEREBY WAIVES TRIAL BY JURY.  EACH OF SELLER AND GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS IN ANY ACTION OR PROCEEDING.  EACH OF SELLER AND GUARANTOR HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION IT MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS.

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25.  No Waivers, Etc.

No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder.  No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto.  Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 6(a), 16(a) or otherwise, will not constitute a waiver of any right to do so at a later date.

26.  Intent

a.     The parties recognize that each Transaction is a “repurchase agreement” as that term is defined in Section 101 of Title 11 of the United States Code, as amended and a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended and that all payments hereunder are deemed “margin payments” or “settlement payments” as defined in Title 11 of the United States Code.

b.     It is understood that either party’s right to liquidate Purchased Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 16 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

c.     The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

d.     It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).

e.     This Agreement is intended to be a “repurchase agreement” and a “securities contract,” within the meaning of Section 555 and Section 559 under the Bankruptcy Code.

27.  Disclosure Relating to Certain Federal Protections

The parties acknowledge that they have been advised that:

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a.     in the case of Transactions in which one of the parties is a broker or dealer registered with the SEC under Section 15 of the 1934 Act, the Securities Investor Protection Corporation has taken the position that the provisions of the SIPA do not protect the other party with respect to any Transaction hereunder;

b.     in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

c.     in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

28.  Power of Attorney

Seller hereby authorizes Buyer to file such financing statement or statements relating to the Repurchase Assets without Seller’s signature thereon as Buyer, at its option, may deem appropriate.  Seller hereby appoints Buyer as Seller’s agent and attorney-in-fact to execute any such financing statement or statements in Seller’s name and to perform all other acts which Buyer deems appropriate to perfect and continue its ownership interest in and/or the security interest granted hereby, if applicable, and to protect, preserve and realize upon the Repurchase Assets, including, but not limited to, the right to endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of Seller as its agent and attorney-in-fact.  This agency and power of attorney is coupled with an interest and is irrevocable without Buyer’s consent.  Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Default hereunder. Seller shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 28.  In addition the foregoing, Seller agrees to execute a power of attorney in the form of Exhibit E hereto (the “Power of Attorney”), to be delivered on the date hereof.

29.  Buyer May Act Through Affiliates

Buyer may, from time to time, designate one or more affiliates for the purpose of performing any action hereunder.

30.  Indemnification; Obligations

a.     Each of Seller and Guarantor agrees to hold Buyer and each of its respective Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) harmless from and indemnify each Indemnified Party (and will reimburse each Indemnified Party as the same is incurred) against all liabilities, losses, damages, judgments, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) of any kind which may be imposed on, incurred by, or asserted against any Indemnified Party relating to or arising out of this Agreement, any Transaction Request, Purchase Confirmation, any Program Agreement or any transaction contemplated hereby or thereby

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resulting from anything other than the Indemnified Party’s gross negligence or willful misconduct.  Each of Seller and Guarantor also agrees to reimburse each Indemnified Party for all reasonable expenses in connection with the enforcement of this Agreement and the exercise of any right or remedy provided for herein, any Transaction Request, Purchase Confirmation and any Program Agreement, including, without limitation, the reasonable fees and disbursements of counsel.  Seller’s and Guarantor’s agreements in this Section 30 shall survive the payment in full of the Repurchase Price and the expiration or termination of this Agreement.  Each of Seller and Guarantor hereby acknowledges that its obligations hereunder are recourse obligations of Seller and Guarantor and are not limited to recoveries each Indemnified Party may have with respect to the Purchased Mortgage Loans.  Each of Seller and Guarantor also agrees not to assert any claim against Buyer or any of its Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the facility established hereunder, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated thereby.  THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES.

b.     Without limitation to the provisions of Section 4, if any payment of the Repurchase Price of any Transaction is made by Seller other than on the then scheduled Repurchase Date thereto as a result of an acceleration of the Repurchase Date pursuant to Section 16 or for any other reason, Seller shall, upon demand by Buyer, pay to Buyer an amount sufficient to compensate Buyer for any losses, costs or expenses that it may reasonably incur as of a result of such payment.

c.     Without limiting the provisions of Section 30(a) hereof, if Seller fails to pay when due any costs, expenses or other amounts payable by it under this Agreement, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of Seller by Buyer, in its sole discretion.

31.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

32.  Confidentiality

This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Buyer and Agent or Seller and Guarantor, as applicable and shall be held by each party hereto, as applicable in strict confidence and shall not be disclosed to

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any third party without the written consent of Buyer, Seller or Guarantor, as applicable, except for (i) disclosure to Buyer’s, Seller’s or Guarantor’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, or (ii)  disclosure required by law, rule, regulation or order of a court or other regulatory body.  Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreement, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Seller may not disclose the name of or identifying information with respect to Buyer or Agent or any pricing terms (including, without limitation, the Pricing Rate, Commitment Fee, Purchase Price Percentage and Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Buyer.

Notwithstanding anything in this Agreement to the contrary, Seller shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Purchased Assets and/or any applicable terms of this Agreement (the “Confidential Information”).  Seller understands that the Confidential Information may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “Act”), and Seller agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the Act and other applicable federal and state privacy laws.  Seller shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the Act) of Buyer or any Affiliate of Buyer which Buyer holds (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information. Seller represents and warrants that it has implemented appropriate measures to meet the objectives of Section 501(b) of the Act and of the applicable standards adopted pursuant thereto, as now or hereafter in effect.  Upon request, Seller will provide evidence reasonably satisfactory to allow Buyer to confirm that the providing party has satisfied its obligations as required under this Section.  Without limitation, this may include Buyer’s review of audits, summaries of test results, and other equivalent evaluations of Seller.  Seller shall notify the other party immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of Buyer or any Affiliate of Buyer provided directly to Seller by Buyer or such Affiliate.  Seller shall provide such notice to Buyer by personal delivery, by facsimile with confirmation of receipt, or by overnight courier with confirmation of receipt to the applicable requesting individual.

33.  Recording of Communications

Buyer, Seller and Guarantor shall have the right (but not the obligation) from time to time to make or cause to be made tape recordings of communications between its employees

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and those of the other party with respect to Transactions.  Buyer, Seller and Guarantor consent to the admissibility of such tape recordings in any court, arbitration, or other proceedings.  The parties agree that a duly authenticated transcript of such a tape recording shall be deemed to be a writing conclusively evidencing the parties’ agreement.

34.  Commitment Fee

No later than the date hereof, Seller shall pay in immediately available funds to Buyer a non-refundable Commitment Fee in the amount set forth in the fee schedule attached hereto as Annex I. Such payment shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer.

35.  Periodic Due Diligence Review

Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to Seller and the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable (but no less than one (1) Business Day’s) prior notice unless an Event of Default shall have occurred, in which case no notice is required, to Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of Seller and/or Custodian.  Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans.  Without limiting the generality of the foregoing, Seller acknowledges that Buyer may purchase Mortgage Loans from Seller based solely upon the information provided by Seller to Buyer in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans purchased in a Transaction, including, without limitation, ordering Broker’s price opinions, new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan.  Buyer may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting.  Seller agrees to cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of Seller.  Seller further agrees that Seller shall pay all out-of-pocket costs and expenses incurred by Buyer in connection with Buyer’s activities pursuant to this Section 35 (“Due Diligence Costs”); provided, that such Due Diligence Costs shall not exceed the Due Diligence Cap per calendar year unless a Default or Event of Default shall have occurred, in which event Buyer shall have the right to perform due diligence, at the sole expense of Seller without regard to the dollar limitation set forth herein.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

36.  Authorizations

Any of the persons whose signatures and titles appear on Schedule 2 are authorized, acting singly, to act for Seller or Buyer, as the case may be, under this Agreement.

37.  Acknowledgement Of Anti-Predatory Lending Policies

Buyer has in place internal policies and procedures that expressly prohibit its purchase of any High Cost Mortgage Loan.

38.  Documents Mutually Drafted

Seller and Buyer agree that this Agreement and each other Program Agreement prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.

39.  General Interpretive Principles

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

a.     the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

b.     accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

c.     references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

d.     a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

e.     the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

f.     the term “include” or “including” shall mean without limitation by reason of enumeration;

g.     all times specified herein or in any other Program Agreement  (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

h.     all references herein or in any Program Agreement to “good faith” means good faith as defined in Section 1-201(19) of the UCC as in effect in the State of New York.

[Signature Page Follows]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

	By:	/s/ Adam Loskove
		Name:	A.Adam Loskove
		Title:	Vice President

Seller:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Vice President, Credit

Guarantor:	PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

	By:	/s/ David M. Walker
		Name:	David M. Walker
		Title:	Chief Credit Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO PURCHASED MORTGAGE LOANS

(a)                                 Payments Current.  All payments required to be made up to the Purchase Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited.  No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent at any time since the origination of the Mortgage Loan.  The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note.

(b)                                 No Outstanding Charges.  All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable.  Neither Seller nor the Qualified Originator from which Seller acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and/or interest thereunder.

(c)                                  Original Terms Unmodified.  The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination; except by a written instrument which has been recorded, if necessary to protect the interests of Buyer, and which has been delivered to Custodian and the terms of which are reflected in the Custodial Mortgage Loan Schedule.  The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Custodial Mortgage Loan Schedule.  No Mortgagor in respect of the Mortgage Loan has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by such policy, and which assumption agreement is part of the Mortgage File delivered to Custodian and the terms of which are reflected in the Custodial Mortgage Loan Schedule.

(d)                                 No Defenses.  The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor in respect of the Mortgage Loan was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.  Seller has

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-1

no knowledge nor has it received any notice that any Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

(e)                                  Hazard Insurance.  The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by Seller as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines.  If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Emergency Management Agency is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of the Mortgage Loan (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1974.  All such insurance policies (collectively, the “hazard insurance policy”) contain a standard mortgagee clause naming Seller, its successors and assigns (including, without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days’ prior written notice to the mortgagee.  No such notice has been received by Seller.  All premiums on such insurance policy have been paid.  The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from such Mortgagor.  Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect.  Seller has not engaged in, and has no knowledge of the Mortgagor’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by Seller.

(f)                                   Compliance with Applicable Laws.  Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-2

contemplated hereby will not involve the violation of any such laws or regulations, and Seller shall maintain or shall cause its agent to maintain in its possession, available for the inspection of Buyer, and shall deliver to Buyer, upon demand, evidence of compliance with all such requirements.

(g)                                  No Satisfaction of Mortgage.  The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.  Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has Seller waived any default resulting from any action or inaction by the Mortgagor.

(h)                                 Location and Type of Mortgaged Property.  The Mortgaged Property is located in an Acceptable State as identified in the Custodial Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or such other dwelling(s) conforming with the applicable Fannie Mae and Freddie Mac requirements regarding such dwellings or conforming to underwriting guidelines acceptable to Buyer in its sole discretion; provided that no residence or dwelling is a mobile home.  No portion of the Mortgaged Property is used for commercial purposes; provided, that, the Mortgaged Property may be a mixed use property if such Mortgaged Property conforms to underwriting guidelines acceptable to Buyer in its sole discretion.

(i)                                     Valid First Lien.  The Mortgage is a valid, subsisting, enforceable and perfected first priority lien and first priority security interest, in each case, on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property.  The appraisal of the Mortgaged Property does not list any material repair or maintenance items.  The lien of the Mortgage is subject only to:

a.                                      the lien of current real property taxes and assessments not yet due and payable;

b.                                      covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in Buyer’s title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

c.                                       other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and Seller has full

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-3

right to pledge and assign the same to Buyer.  The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

(j)                                    Validity of Mortgage Documents.  The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor or guarantor, if applicable, in connection with a Mortgage Loan, and all signatures thereon, are genuine, and each such document is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms.  All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties.  No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan.  Seller has reviewed all of the documents constituting the Mortgage File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.  To the best of Seller’s knowledge, except as disclosed to Buyer in writing, all tax identifications and property descriptions are legally sufficient; and tax segregation, where required, has been completed.  Such Purchased Mortgage Loan is a “closed” loan fully funded by Seller and held in Seller’s name.

(k)                                 Full Disbursement of Proceeds.  There is no further requirement for future advances under the Mortgage Loan, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

(l)                                     Ownership.  Seller has full right to sell the Mortgage Loan to Buyer free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, Buyer will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Agreement.

(m)                             Doing Business.  All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-4

(n)                                 Title Insurance.  The Mortgage Loan is covered by either (i) an attorney’s opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Seller, its successors and assigns, as to the first priority lien of the Mortgage, in the original principal amount of the Mortgage Loan, with respect to a Mortgage Loan, subject only to the exceptions acceptable to Fannie Mae or Freddie Mac.  Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder or servicer of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by Seller.

(o)                                 No Defaults.  There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither Seller nor its predecessors have waived any default, breach, violation or event of acceleration.

(p)                                 No Mechanics’ Liens.  There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

(q)                                 Location of Improvements; No Encroachments.  All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.  No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

(r)                                    Origination; Payment Terms.  The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority.  Principal and/or interest payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-5

connection with the Mortgage Loan.  With respect to adjustable rate Mortgage Loans, the Mortgage Interest Rate is adjusted on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap.  The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and/or interest (subject to an “interest-only” period in the case of Interest Only Loans), which installments of interest (a) with respect to adjustable rate Mortgage Loans are subject to change on the Interest Rate Adjustment Date due to adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date and (b) with respect to Interest Only Loans are subject to change on the Interest Only Adjustment Date due to adjustments to the Mortgage Interest Rate on each Interest Only Adjustment Date, in both cases, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization.  The Due Date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note.

(s)                                   Customary Provisions.  The Mortgage Note has a stated maturity.  The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.  There is no homestead or other exemption or other right available to the Mortgagor or any other person, or restriction on Seller or any other person, including without limitation, any federal, state or local, law, ordinance, decree, regulation, guidance, attorney general action, or other pronouncement, whether temporary or permanent in nature, that would interfere with, restrict or delay, either (y) the ability of Seller, Buyer or any servicer or any successor servicer to sell the related Mortgaged Property at a trustee’s sale or otherwise, or (z) the ability of Seller, Buyer or any servicer or any successor servicer to foreclose on the related Mortgage.  The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae.

(t)                                    Occupancy of the Mortgaged Property.  As of the Purchase Date the Mortgaged Property is lawfully occupied under applicable law.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.  Seller has not received notification from any Governmental Authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be.  Seller has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.  With respect to any Mortgage Loan originated with an “owner-occupied” Mortgaged Property, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s primary residence.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-6

(u)                                 No Additional Collateral.  The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (i) above.

(v)                                 Deeds of Trust.  In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Custodian or Buyer to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(w)                               Transfer of Mortgage Loans.  Except with respect to Mortgage Loans intended for purchase by GNMA and for Mortgage Loans registered with MERS, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

(x)                                 Due-On-Sale.  Except with respect to Mortgage Loans originated pursuant to FHA Guidelines, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

(y)                                 No Buydown Provisions; No Graduated Payments or Contingent Interests.  Except with respect to Agency Mortgage Loans, the Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

(z)                                  Consolidation of Future Advances.  Any future advances made to the Mortgagor prior to the Purchase Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

(aa)                          No Condemnation Proceeding.  There have not been any condemnation proceedings with respect to the Mortgaged Property and Seller has no knowledge of any such proceedings.

(bb)                          Origination; Collection Practices; Escrow Deposits; Interest Rate Adjustments.  Each Mortgage Loan was originated by Seller.  The origination and collection practices used by Seller as originator, each servicer of the Mortgage Loan and Seller with respect to the Mortgage

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-7

Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper.  With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All Escrow Payments have been collected in full compliance with state and federal law.  An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or Escrow Payments or other charges or payments due Seller have been capitalized under the Mortgage or the Mortgage Note.  All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

(cc)                            Servicemembers Civil Relief Act.  The Mortgagor has not notified Seller, and Seller has no knowledge, of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003.

(dd)                          Appraisal.  The Mortgage File contains an full appraisal of the related Mortgaged Property signed prior to the funding of the Mortgage Loan by a qualified appraiser, duly appointed by Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the relevant Fannie Mae and Freddie Mac guidelines, each as amended and as in effect on the date the Mortgage Loan was originated.

(ee)                            Disclosure Materials.  The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and Seller maintains such statement in the Mortgage File.

(ff)                              Construction or Rehabilitation of Mortgaged Property.  No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property.

(gg)                            Capitalization of Interest.  The Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.

(hh)                          No Equity Participation.  No document relating to the Mortgage Loan provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property.  The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and Seller has not financed nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-8

(ii)                                  Proceeds of Mortgage Loan.  The proceeds of the Mortgage Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to Seller or any Affiliate or correspondent of Seller, except in connection with a refinanced Mortgage Loan.

(jj)                                Origination Date.  The Purchase Date is no more than thirty (30) days following the origination date.

(kk)                          Mortgage Submitted for Recordation.  The Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(ll)                                  Other Encumbrances.  To the best of Seller’s knowledge, any property subject to any security interest given in connection with such Purchased Mortgage Loan is not subject to any other encumbrances other than a stated first mortgage, if applicable, and encumbrances which may be allowed under the Fannie Mae Single-Family Selling and Servicing Guide or the Freddie Mac Single-Family Seller/Servicer Guide.

(mm)                  Description.  Each Purchased Mortgage Loan conforms to the description thereof as set forth on the related Custodial Mortgage Loan Schedule delivered to Custodian and Buyer.

(nn)                          Located in U.S.  No collateral (including, without limitation, the related real property and the dwellings thereon and otherwise) relating to a Purchased Mortgage Loan is located in any jurisdiction other than in one of the fifty (50) states of the United States of America or the District of Columbia.

(oo)                          Underwriting Guidelines.  Each Purchased Mortgage Loan has been originated in accordance with the Underwriting Guidelines (including all supplements or amendments thereto) previously provided to Buyer.

(pp)                          Committed Mortgage Loans.  Each Committed Mortgage Loan is covered by a Take-out Commitment, does not exceed the availability under such Take-out Commitment (taking into consideration mortgage loans which have been purchased by the respective Take-out Investor under the Take-out Commitment and mortgage loan which Seller has identified to Buyer as covered by such Take-out Commitment) and conforms to the requirements and the specifications set forth in such Take-out Commitment and the related regulations, rules, requirements and/or handbooks of the applicable Take-out Investor and is eligible for sale to and insurance or guaranty by, respectively the applicable Take-out Investor and applicable insurer.  Each Take-out Commitment is a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(qq)                          Primary Mortgage Guaranty Insurance.  Each Mortgage Loan is insured as to payment defaults by a policy of primary mortgage guaranty insurance in the amount required

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-9

where applicable, and by an insurer approved, by the applicable Take-out Investor, if applicable, and all provisions of such primary mortgage guaranty insurance have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  Each Mortgage Loan which is represented to Buyer to have, or to be eligible for, FHA insurance is insured, or eligible to be insured, pursuant to the National Housing Act.  Each Mortgage Loan which is represented by Seller to be guaranteed, or to be eligible for guaranty, by the VA is guaranteed, or eligible to be guaranteed, under the provisions of Chapter 37 of Title 38 of the United States Code.  As to each FHA insurance certificate or each VA guaranty certificate, Seller has complied with applicable provisions of the insurance for guaranty contract and federal statutes and regulations, all premiums or other charges due in connection with such insurance or guarantee have been paid, there has been no act or omission which would or may invalidate any such insurance or guaranty, and the insurance or guaranty is, or when issued, will be, in full force and effect with respect to each Mortgage Loan.  There are no defenses, counterclaims, or rights of setoff affecting the Mortgage Loans or affecting the validity or enforceability of any private mortgage insurance or FHA insurance applicable to the Mortgage Loans or any VA guaranty with respect to the Mortgage Loans.

(rr)                                Predatory Lending Regulations; High Cost Loans.  None of the Mortgage Loans are classified as High Cost Mortgage Loans.

(ss)                              Wet-Ink Mortgage Loans.  With respect to each Mortgage Loan that is a Wet-Ink Mortgage Loan, the Settlement Agent has been instructed in writing by Seller to hold the related Mortgage Loan Documents as agent and bailee for Buyer or Buyer agent and to promptly forward such Mortgage Loan Documents in accordance with the provisions of the Custodial Agreement and the Escrow Instruction Letter.

(tt)                                FHA Mortgage Insurance; VA Loan Guaranty.  With respect to the FHA Loans, the FHA Mortgage Insurance Contract is in full force and effect and there exists no impairment to full recovery without indemnity to the Department of Housing and Urban Development or the FHA under FHA Mortgage Insurance.  With respect to the VA Loans, the VA Loan Guaranty Agreement is in full force and effect to the maximum extent stated therein.  All necessary steps have been taken to keep such guaranty or insurance valid, binding and enforceable and each of such is the binding, valid and enforceable obligation of the FHA and the VA, respectively, to the full extent thereof, without surcharge, set-off or defense.  Each FHA Loan and VA Loan was originated in accordance with the criteria of an Agency for purchase of such Mortgage Loans.

(uu)                          Negative Amortization.  None of the Mortgage Notes relating to any of the Mortgage Loans provides for negative amortization.

(vv)                          Second Lien; Jumbo Loans.  None of the Mortgage Loans is a second lien Mortgage Loan or an “A” quality first lien Mortgage Loan that is not eligible for sale to an Agency.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1-10

SCHEDULE 2
AUTHORIZED REPRESENTATIVES

SELLER NOTICES

Address:

Name:	David M. Walker
Telephone:	(818) 224-7053	2700l Agoura Road, Suite 350
Facsimile:	(818) 224-7397	Calabasas, CA 91301

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

Name	Title	Signature
David Sector	Chief Investment Officer
Michael Muir	Chief Capital Markets Officer	/s/ Michael Muir
Anne McCallion	Chief Financial Officer	/s/ Anne McCallion
David M. Walker	Chief Credit Officer	/s/ David M. Walker
Michael Won	Director, Transaction Management	/s/ Michael Won

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2-1

BUYER NOTICES

		Address:	Credit Suisse First Boston
Name:	Bruce Kaiserman		Mortgage Capital LLC
11 Madison Avenue
Telephone:	(212) 538-1962		New York, NY 10010
Facsimile:	(917) 326-7936

BUYER AUTHORIZATlONS

Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Buyer under this Agreement:

Name	Title	Signature
Tom Fenlon		/s/ Tom Fenlon
Bruce Kaiserman		/s/ Bruce Kaiserman
Patrick Remmert		/s/ Patrick Remmert
Adam Loskove		/s/ Adam Loskove

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2-2

SCHEDULE 3

RESPONSIBLE OFFICERS OF SELLER AND GUARANTOR

Name	Title

Stanford Kuland	Chief Executive Officer

David Spector	Chief Investment Officer

Michael Muir	Chief Capital Markets Officer

David M. Walker	Chief Credit Officer

Anne McCallion	Chief Financial Officer

Jeff Grogin	Chief Legal Officer

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 3-1

Annex I

Commitment Fee

“Commitment Fee” shall mean $[***]

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

FORM OF TRANSACTION REQUEST

[Date]

Credit Suisse First Boston Mortgage Capital LLC

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue, 4th Floor

New York, NY 10010

Attention: Bruce Kaiserman

Re:                             Master Repurchase Agreement dated as of August 14, 2009
(as amended from time to time, the “Master Repurchase Agreement”) by and among PennyMac Loan Services, LLC, Private National Mortgage Acceptance
Company, LLC and Credit Suisse First Boston Mortgage Capital LLC

PennyMac Loan Services, LLC hereby requests that Credit Suisse First Boston Mortgage Capital LLC (“CSFBMCL”) enter into a Transaction with respect to the Mortgage Loans listed on the Custodial Mortgage Loan Schedule attached hereto on Attachment 1 and as set forth below, pursuant to the Master Repurchase Agreement.

TOTAL NUMBER OF MORTGAGE LOANS	Mortgage Loans — (See Custodial Mortgage Loan Schedule)

ORIGINAL PRINCIPAL AMOUNT OF MORTGAGE LOANS:	$

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:	$

PROPOSED PURCHASE PRICE:	$

PURCHASE PRICE INCREASE:	$

AGGREGATE PURCHASE PRICE:	$

PROPOSED PURCHASE DATE:

The Master Repurchase Agreement is incorporated by reference into this Transaction Request and is made a part hereof as if it were fully set forth herein.  (All capitalized terms used herein but not defined herein shall have the meanings specified in the Master Repurchase Agreement.)

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

A-1

PennyMac Loan Services, LLC

By:
Name:
Title:

[wire instructions]

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

A-2

EXHIBIT B

FORM OF PURCHASE CONFIRMATION

[Date]

PennyMac Loan Services, LLC

27001 Agoura Road

Calabasas, CA 91301

Attention: [                            ]

Credit Suisse First Boston Mortgage Capital LLC (“CSFBMCL”) is pleased to confirm your sale and our purchase of the Mortgage Loans described below and on the attached Custodial Mortgage Loan Schedule pursuant to the Master Repurchase Agreement dated as of August 14, 2009 (as amended from time to time, the “Master Repurchase Agreement”) by and among PennyMac Loan Services, LLC, Private National Mortgage Acceptance Company, LLC and Credit Suisse First Boston Mortgage Capital LLC under the following terms and conditions:

Market Value:	$

Current Principal Amount of Mortgage Loans:	$

Aggregate Purchase Price:	$

Purchase Date:

Repurchase Date:

Pricing Rate:

ADDITIONAL INFORMATION:

Aggregate Purchase Price (date):	$

Less Previous Aggregate Purchase Price:	$

Less Price Differential due on (date):	$

Net funds due [CSFB]/[Name] on (date):	$

The Master Repurchase Agreement is incorporated by reference into this Transaction Confirmation, is made a part hereof as if it were fully set forth herein and is extended hereby until all amounts due in connection with this Transaction are paid in full.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

B-1

All capitalized terms used herein but not defined herein shall have the meanings specified in the Master Repurchase Agreement.

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC

By:
Name:
Title:

PENNYMAC LOAN SERVICES, LLC

By:
Name:
Title:

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

B-2

EXHIBIT C

MORTGAGE LOAN SCHEDULE

MORTGAGE LOAN CHARACTERISTICS

1.	Customer Name
2.	Collateral Number
3.	Primary Borrower Last Name
4.	Primary Borrower First Name
5.	Co-Borrower Last Name *
6.	Co-Borrower First Name *
7.	Property Address
8.	City
9.	State
10.	Zip Code
11.	County
12.	SS Number
13.	SS # Co-borrower *
14.	Product Type/Code
15.	Loan Amount
16.	Original monthly principal and interest
17.	Original interest rate
18.	Original date of Mortgage Note
19.	Closing Date
20.	First Payment Date
21.	Maturity Date
22.	Loan Type (adjustable, fixed, etc)
23.	Purchase Date
24.	Funding Method Code (wire disbursement, etc.)
25.	Closing Agent
26.	Address
27.	City
28.	State
29.	Zip Code
30.	Account Number
31.	ABA Number
32.	Closing Schedule
33.	Instructions
34.	Name of Bank
35.	Address of Bank
36.	City of Bank
37.	State of Bank
38.	Zip of Bank

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

C-1

39.	Other Account Bank *
40.	Further Instructions *
41.	Investor *
42.	Investor Commitment Number *
43.	Price *
44.	Commitment Date *
45.	Commitment Expiration Date *
46.	Property Type
47.	Lien Position
48.	LTV
49.	CLTV
50.	FICO
51.	Amortization Term
52.	Purpose
53.	No. of Units
54.	Original Appraised Value
55.	Name of appraiser
56.	Certificate Number for each loan with primary mortgage insurance*
57.	Margin*
58.	Life floor*
59.	Index type*
60.	Initial rate floor*
61.	Periodic rate cap*
62.	Life cap*
63.	First interest rate adjustment date*

* If applicable.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

C-2

EXHIBIT D

OFFICER’S COMPLIANCE CERTIFICATE

I,                         , do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of PennyMac Loan Services, LLC (“Seller”).  This Certificate is delivered to you in connection with Section 17b of the Master Repurchase Agreement dated as of August 14, 2009, among Seller, Private National Mortgage Acceptance Company, LLC and Credit Suisse First Boston Mortgage Capital LLC (as amended from time to time, the “Agreement”), as the same may have been amended from time to time.  I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

Adjusted Tangible Net Worth.  Seller has maintained an Adjusted Tangible Net Worth of at least the sum of (i) the related Net Worth Amount, and (ii) 50% of Seller’s positive quarterly Net Income for the calendar quarter ending [DATE].  A detailed summary of the calculation of Seller’s actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

Indebtedness to Adjusted Tangible Net Worth Ratio.  Seller’s ratio of Indebtedness to Adjusted Tangible Net Worth has not exceeded 10:1.  A calculation of Seller’s actual Indebtedness to Adjust Tangible Net Worth is provided in Schedule 1 hereto.

Maintenance of Profitability.  Seller has not permitted, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00; provided that the foregoing covenant shall not apply during any quarter occurring in 2009.

Maintenance of Liquidity.  Seller has ensured that, at all times, it has had unrestricted cash and Cash Equivalents in an amount not less than the related Liquidity Amount.

Additional Warehouse Line.  Following the date that is 90 days after the date of the Agreement, Seller has maintained one or more additional warehouse or repurchase facilities in order to finance mortgage loans in an aggregate amount at least equal to the Maximum Committed Purchase Price.

Insurance.  Seller or Guarantor have continued to maintain, for Seller, Servicer and their Subsidiaries, Fidelity Insurance in an aggregate amount at least equal to $1,400,000.  Seller or Guarantor have maintained, for Seller, Servicer and their Subsidiaries, Fidelity Insurance in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Repurchase Assets.  Seller or Guarantor shall notify Buyer of any material change in the terms of any such Fidelity Insurance.

Financial Statements.  The financial statements attached hereto are accurate and complete, accurately reflect the consolidated financial condition of Guarantor and the financial condition of Seller, and do not omit any material fact as of the date(s) thereof.

Documentation.  Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

Compliance.  Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it.  [If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]

Regulatory Action.  Seller is not currently under investigation or, to best of Seller’s knowledge, no investigation by any federal, state or local government agency is threatened.  Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller’s business.  [If so, Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]

No Default.  No Default or Event of Default has occurred or is continuing.  [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

Indebtedness.  All Indebtedness (other than Indebtedness evidenced by the Repurchase Agreement) of Seller existing on the date hereof is listed on Schedule 2 hereto.

Originations.  Attached hereto as Schedule 4 is a true and correct summary of all Mortgage Loans originated by Seller during the calendar quarter ending on [DATE].

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Hedging.  Seller’s hedging strategy as of the Closing Date has remained unchanged, other than as attached hereto as Schedule 5, which includes a true and correct summary of all Interest Rate Protection Agreements entered into or maintained by Seller during the calendar quarter ending on [DATE].

Repurchases and Early Payment Default Requests.  Attached hereto as Schedule 6 is a true and correct summary of the portfolio performance including representation breaches, missing document breaches, repurchases due to fraud, early payment default requests, summarized on the basis of (a) pending repurchase demands (including weighted average duration of outstanding request), (b) satisfied repurchase demands and (c) total repurchase demands.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have set my hand this          day of             ,             .

PENNYMAC LOAN SERVICES, LLC By:

By:
Name:
Title:

Acknowledged and Agreed:

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By:
Name:
Title:

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1 TO OFFICER’S COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANTS

As of the quarter ended [Date]

I.                                        Adjusted Tangible Net Worth

1.	Net Worth (book)	$
Plus:
2.	Subordinated Debt (maturity > CSFB line maturity)	$

I.(a)                         Total of items 1-2

Less:
3.	Intangibles	$
4.	Goodwill	$
5.	Receivables due from Affiliates	$
$

I.(b)                         Total of items 3-5

I.(c)	Actual Adjusted Tangible Net Worth (a minus b)	$
	Adjusted Tangible Net Worth Covenant	$
	Compliance?	Yes / No

II.                                   Leverage Ratio

Total Debt divided by Adjusted Tangible Net Worth — Actual	xx.x
Leverage Covenant	xx.x
Compliance?	Yes / No

III.                              Maintenance of Profitability

Quarterly Profits — Actual	$
Quarterly profitability	>= $1.00
Compliance?	Yes/No

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 2 TO OFFICER’S COMPLIANCE CERTIFICATE

INDEBTEDNESS as of

LENDER	TOTAL FACILITY SIZE	$ AMOUNT COMMITTED	OUTSTANDING INDEBTEDNESS	EXPIRATION DATE

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 3 TO OFFICER’S COMPLIANCE CERTIFICATE

PURCHASED MORTGAGE LOANS

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 4 TO OFFICER’S COMPLIANCE CERTIFICATE

OVERALL MORTGAGE LOAN ORIGINATIONS

MORTGAGE LOAN TYPE	TOTAL NUMBER OF MORTGAGE LOANS ORIGINATED	AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS ORIGINATED
VA Loans
Conforming Mortgage Loans

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 5 TO OFFICER’S COMPLIANCE CERTIFICATE

Interest Rate Protection Agreements

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 6 TO OFFICER’S COMPLIANCE CERTIFICATE

Repurchases and Early Payment Default Requests

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E

POWER OF ATTORNEY

Reference is made to the Master Repurchase Agreement, dated as of August 14, 2009 (as amended from time to time, the “Agreement”) among PennyMac Loan Services, LLC (the “Seller”), Private National Mortgage Acceptance Company, LLC (the “Guarantor”) and Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”).

KNOW ALL MEN BY THESE PRESENTS, that Seller hereby irrevocably constitutes and appoints Buyer and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Buyer’s discretion, for the purpose of carrying out the transfer of servicing with respect to the Mortgage Loans from Seller to a successor servicer appointed by Buyer in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Seller hereby gives Buyer the power and right, on behalf of Seller, without assent by Seller, to, in the name of Seller or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters and Section 404 Notices to all mortgagors under the Mortgage Loans, transferring the servicing of the Mortgage Loans to a successor servicer appointed by Buyer in its sole discretion.

Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND BUYER ON ITS OWN BEHALF AND ON BEHALF OF BUYER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed and Seller’s seal to be affixed this          day of                   , 2009.

PENNYMAC LOAN SERVICES, LLC

By:
Name:
Title:

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

STATE OF [ ]	)
) ss.:
COUNTY OF [ ]	)

On the                      day of [          ], 200[ ] before me, a Notary Public in and for said State, personally appeared                                                                                 , known to me to be [                          ] of Seller, the institution that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT F

UNDERWRITING GUIDELINES

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

F-1

[PennyMac Letterhead]	New Origination Guidelines
Version: 2009-7 Date: 6/23/09

Agency Eligible Loans:

LOAN GUIDELINES:

•                                          Eligible Loan Programs: Fixed, Fixed IO, 5/1 Hybrid and 5/1 Hybrid IO.

•                                          IO loans must be underwritten by DU and be Approve / Eligible.

•                                          Refinance loans resulting in an increase in the monthly mortgage payment must be approved by an underwriting manager.

•                                          Modifications or restructured loans involving principal forgiveness are not eligible for delivery.

•                                          Conforming balance loans that do not meet the requirements of these guidelines are acceptable with an Accept/Eligible from DU.

•                                          Loans with exceptions to these guidelines are acceptable if the DU decision is Accept Eligible and there are no other risk factors associated with the loans that are not captured by the DU input.

•                                          FNMA guidelines will govern any condition not address by this document.  Refer all questions to the Director of Credit Policy or the Chief Credit Officer if not addressed in either guideline.

		Owner Occupied
		Purchase / Ltd		Cashout Refinance
	Max Loan Amount (1)	LTV / CLTV (2)	Credit Score (3)	LTV / CLTV (2)	Credit Score (3)
One Unit Conforming Loan	417,000	95 / 95 75 / 75 -	660 620 -	85 / 85 75 / 75 -	660 620 -
Two Unit Conforming Balance	533,850	95 / 95 75 / 75	660 620	85 / 85 75 / 75	660 620
3-4 Unit Conforming Balance	645,300	75 / 75	640	75 / 75	680
4 Unit Conforming Balance	801,950	75 / 75	640	75 /75	660

(1)         The Conforming Loan Limits shown in the table are for the Contiguous States and the District of Columbia.  Loan Limits for Alaska and Hawaii are: $625,500 for one unit, $800,77

(2)        Properties listed for sale within the 6 months preceding the application date cannot have LTVs / CLTVs > 75%.

(3)         Loan Credit Score (see Credit - General Requirements below )

		Second Home
		Second Home
		Purchase / Ltd Cashout		Cashout Refinance
	Max Loan Amount (1)	LTV / CLTV (2)	Credit Score (3)	LTV / CLTV (2)	Credit Score (3)
One Unit Conforming Loan	417,000	90 / 90 75 / 75	660 620	75 / 75 -	680 -

(1)         The Conforming Loan Limits shown in the table are for the Contiguous States and the District of Columbia.  Loan Limits for Alaska and Hawaii are: $625,500 for one unit, $800,77

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

1

(2)         Properties listed for sale within the 6 months preceding the application date cannot have LTVs / CLTVs > 75%.

(3)         Loan Credit Score (see Credit - General Requirements below )

		Investor
		Purchase / Ltd Cashout		Cashout Refinance
	Max Loan Amount (1)	LTV / CLTV (2)	Credit Score (3)	LTV / CLTV (2)	Credit Score (3)
One Unit Conforming Loan	417,000	80 / 80 75 / 75	680 620	75 / 75 -	700 -
Two Unit Conforming Balance	533,850	80 / 80 75 / 75	680 620	75 / 75 -	700 -
3 Unit Conforming Balance	645,300	75 / 75	680	70 / 70	680
4 Unit Conforming Balance	801,950	75 / 75	680	70 / 70	680

(1)         The Conforming Loan Limits shown in the table are for the Contiguous States and the District of Columbia.  Loan Limits for Alaska and Hawaii are: $625,500 for one unit, $800,77

(2)         Properties listed for sale within the 6 months preceding the application date cannot have LTVs / CLTVs > 75%.

(3)         Loan Credit Score (see Credit - General Requirements below )

Soft Markets:

Soft Markets include markets where the AUS identifies the market as soft, the appraiser indicates declining property values on the appraisal report and MSAs showing a quarter over quarter decline in the OFEO home price index.

In Soft Markets, the maximum LTV is 90% for purchase and limited cashout refinance transactions and 80% for cashout refinance transactions.

In addition, for attached housing (including condominiums and PUDs) located in Nevada and the Florida counties of Miami, Dade and Broward, the maximum LTV is 80%.  In addition, all other attached housing in Florida must be approved prior to documentation by the Mortgage Insurance Provider.

Secondary Financing:

•                                          New and existing secondary financing is allowed to the maximum CLTVs shown in the Maximum Loan Amount section above.

•                                          Fixed and variable rate seconds that provide for regular payments sufficient to meet the interest due and a term of at least 5 years are acceptable.

•                                          Private party seconds and seller carrybacks are not allowed.

Calculating LTV and CLTV Ratios:

•                                          LTV is equal to the first lien loan amount divided by Property Value.

•                                          CLTV is equal to the sum of the first lien loan amount plus the second lien loan or line amount divided by Property Value.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

•                                          If the property was purchased within 12 months of the application date, Property Value is equal to the lower of sales price or appraised value minus sales concessions (see Source of Funds below).  If the property was purchased more than 12 months prior to the application date, property value is equal to appraised value.

Minimum Loan Amount: None.

Occupancy: Owner occupied, second home and investor properties are eligible.

•                                          Owner Occupied: A 1-4 family that the borrower will occupy as a primary residence.  At least one of the borrowers must occupy and take title to the property and execute the Note and mortgage or deed of trust.  The borrower must occupy the subject property within 30 days of the close of escrow.

•                                          Second Home: A single family residence that the borrower occupies in addition to their primary residence.  Second homes must be located within reasonable proximity of the borrower’s primary residence, be available for the borrower’s exclusive use, and not be subject to any rental or time sharing arrangements.  When a property is classified as a second home, rental income cannot be used to qualify the borrower.

•                                          Investor: A 1-4 family residence that the borrower does not occupy.

•                                          The maximum number of financed properties is 4.

Purpose:

•                                          Purchase, Limited Cashout and Cashout Refinance transactions are eligible.

•                                          Properties purchased within 6 months of the application date are not eligible for Limited CashOut Refinance.

•                                          A loan that combines a first mortgage with a non purchase money second mortgage is a Cash Out Refinance.  Any refinance of this type of loan within 6 months is also a Cash Out Refinance.

•                                          For a transaction to qualify as a refinance, at least one borrower obligated on the new loan must be on the existing loan being refinanced.  In addition, the continuing borrower must have been on title for the prior 12 months or must be able to demonstrate a relationship with the current obligor.  If these conditions are not met, the loan should be processed as a purchase transaction.

•                                          Only existing PNMAC borrowers are eligible for refinance loans.  Proceeds from Limited Cashout Refinance Loans can be used to:

•                  Pay off a first mortgage regardless of age

•                  Pay off any junior liens that were used entirely to acquire the subject property

•                  Pay related Closing Costs and Prepaid items

•                  Disburse cash out to the Borrower in an amount not to exceed 2% of the new Mortgage or $2,000, whichever is less.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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•                                          Cash back to the borrower is limited to $100,000 including the balance of subordinate liens that are paid off with new loan proceeds.

Documentation:

•                                          Only full documentation unless otherwise allowed by DU.

Prepayment Penalties: Loans with prepayment penalty terms in excess of 3 years are not allowed.

PROPERTY AND SECURITY GUIDELINES:

Eligible Properties: Single Family Detached, Single Family Attached, Planned Urban Development, Lowrise Condo and High Rise Condo, 2 to 4 units.

Condominium projects must be approved by Fannie Mae.  Print a copy of the page showing evidence of a completed Form 1028 from the Accepted, Condos and PUDs link located on eFanniemae.com and include it in appraisal section of the loan file.  If the project is not approved, the loan may be deliverable if information in the loan file clearly shows the condominiums are complete, the HOA is under the control of the unit purchasers, at least 90% of the units are sold, at least 50% of the units are primary or secondary residences and no entity owns more than 10% of the units.

Leaseholds are allowed provided that information in the loan file shows the leasehold constitutes an interest in real estate and the lease term exceeds the maturity date of the loan by at least 5 years.

Ineligible Properties:

•                                          Manufactured homes (built on a permanent chassis and attached to permanent foundations)

•                                          Mobile homes

•                                          Cooperatives

•                                          Condominium conversions

•                                          Condotels

•                                          Hotel condominiums

•                                          Timeshares

•                                          Geodesic domes

•                                          Working farms and ranches

•                                          Unimproved Land

•                                          Commercial operations

•                                          Properties with less than 750 square feet of living area

•                                          Projects currently in litigation

Appraisal:

•                                          All appraisals must be on the applicable Fannie Mae or Freddie Mac forms.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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•                  Single Family Residence and Planned Unit Developments use the Uniform Residential Appraisal Form (31040/#70)

•                  Condominiums use the Individual Condominium Appraisal Report (#1073/#465)

•                  2 to 4 Unit Properties use the Small Residential Income Property Appraisal Report (#1025/372)

•                                          A 1004 MC is required on all loans

•                                          An interior and exterior inspection is required.

•                                          A supplemental Field Review is required if the property value is greater than $1,000,000 and the CLTV is greater than 75%.

•                                          For condominiums, two comparables must be from projects outside the subject project

•                                          All appraisers must be state licensed and a copy of the license must be submitted with the appraisal.

•                                          The appraisal must be dated within 90 days of date the closing date.

•                                          All appraisals obtained during the loan origination and underwriting processes must be included in the loan file.

Appraisal Reviews:

Appraisals with any of the following condition require an Core Logic History Pro Review, with comparable sales from an approved vendor.

•                                          The appraiser has not provided an assessment or ratio of Corporation Owned (REO and short sale transactions) to market sales.

•                                          Appraisal contains no REO or short sales in markets where the appraiser notes that more than 20% of the transactions are foreclosure sales.

•                                          More than one comparable has a seller concession that exceeds 5% of the property value.  The underwriter should require the appraiser to explain the nature of the concessions.

•                                          The appraiser indicates that the supported subject value cannot be bracketed by the comparables in the area.

•                                          The high or low end sale comparable is located on the opposite side of a major traffic artery, industrial area, airport, waterway, large open space or railroad line from the subject property.

•                                          Subject property is within ¼ mile of a high traffic street, an airport, freeway, rail road tracks or within a block of an industrial area and there are no other comparables with the same influence.

•                                          More than one sale dated greater than 6 months from the date of the order

•                                          More than one sale greater than 1 mile from the subject in urban or suburban markets or three miles in rural markets.

•                                          More than one sale with a greater than a 25% gross adjustment, 15% net adjustment or multiple line item adjustments of more than 10%.

•                                          The high or low end sale comparable is the farthest in proximity to the subject.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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•                                          The average days on market for the comparables exceed the neighborhood marketing time in stable or appreciating markets.

•                                          The average days on market for the comparables are less than the neighborhood marketing time in declining markets.

•                                          REO or shorts sales were used in markets with minimal foreclosure activity

•                                          Condo valuations where more than one sale is from the subject’s project

If the History Pro Review does not identify any comparables that are superior to the ones selected by the appraiser, the underwriter can accept the appraiser’s estimate of value.  If the History Pro Review identifies comparables that are superior to the ones selected by the appraisal or History Pro Review comparables are not available, an Underwriting Supervisor or the Manager of Operations will determine value or require a supplemental desk review from an approved vendor.

Reviewers must obtain approval from an underwriting manager if the appraisal has any of the following conditions:

•                                          The adjustments for Design and Appeal or Quality of Construction exceed 10% of the adjusted value.

•                                          Material environmental conditions are noted in the appraisal

•                                          The appraiser notes or there is evidence that the property is materially damaged

•                                          The construction of the property is a-typical such as logs, stones, steel or other non- standard materials.

Title Requirements:

•                                          The title insurance policy must be written on an American Land and Title Association (ALTA) 2006 Form with appropriate endorsements.

•                                          The title insurance policy must protect the mortgagee up to at least the current principal balance.

•                                          The title policy must have correct information regarding the insured’s name, loan number and amount of coverage

•                                          Property Reports, Ownership and Encumbrance Reports, Attorney’s Opinions are not acceptable to PNMAC.

•                                          Any existing tax or mechanic’s liens must be paid in full through escrow.

Insurance:

•                                          Mortgage Insurance (MI) is required on all first lien mortgages with current LTVs greater than 80%.  Coverage amounts are:

LTV	Owner Occupied & Second Home	Investor
90.01 to 95%	30%	Not Allowed
85.01 to 90%	25%	Not Allowed
80.01 to 85%	12%	12%

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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•                                          Homeowner’s insurance coverage is required on all properties.  If the Insurable Value, as designated by the property insurer, is less than the unpaid principal balance then the required coverage is the Insurable Value.  Otherwise, the coverage amount is equal to the greater of 80% of the Insurable Value or the unpaid principal balance.  The original declaration page from the homeowner’s insurance policy must be included in the loan file.  Flood insurance is required on properties if all or parts of the improvements are located in a federally designated Special Flood Hazard Area.  The minimum amount of flood insurance is the lower of 100% of the replacement cost of the dwelling as determined by the hazard insurance policy or the maximum insurance available from the National Flood Insurance Program (currently $250,000).  The original flood certificate must be included in the loan file.

BORROWER GUIDELINES:

Eligible Borrowers:

•                                          US Citizens who have reached the age of majority, who have a valid social security number and who have a 24 month credit history,

•                                          Inter Vivos Revocable or Living Trusts (that are revocable at any time by the trustor) and

•                                          Borrowers who are foreign nationals who have been granted and can show proof of authorization to work in the U.S.  by USCIS or under NAFTA (e.g.  Non-Permanent Resident Aliens) and have a valid social security number.

•                                          Permanent Resident Aliens with a Permanent Resident Card, an Alien Registration Receipt Card, an unexpired passport with an unexpired stamp reading, “Processed for I-155 Temporary Evidence of Lawful Admission for Permanent Residence.  Employment authorized.”

Ineligible Borrowers:

•                                          Borrowers who are not natural persons such as corporations, partnerships and trusts (except Inter Vivos Revocable or Living Trusts that are revocable at any time by the trustor).

•                                          Borrowers who are foreign nationals without valid evidence of entry into the U.S.  (e.g. Undocumented Aliens)

Credit:

Credit Score and Mortgage History:

•                                          The current loan credit score (see below) must be greater than 620

•                                          The current mortgage history can be no worse than 0X30x12.

•                                          No bankruptcies, foreclosures, deeds-in-lieu or short sales within the past 60 months.  For bankruptcies, the 48 month time period is measured from the date of discharge.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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General Requirements:

•                                          The borrower’s current credit report must reflect a past history of payments that demonstrates the borrower will make future payments as agreed.  Also, the borrower’s credit score must be consistent with the information on the borrower’s credit report.

•                                          A borrower’s current credit score is equal to the middle score if three credit scores are available and the lower score if two scores are available.  If only one score is available, that score is the borrower’s credit score.

•                                          When there is one borrower, the loan credit score is equal to the borrower’s credit score. When there are two borrowers, the loan credit score is the lower of the two borrower scores.  When there are more than two borrowers, the loan credit score is the lowest of the borrower scores.

•                                          Borrowers with inaccurate information on their credit reports, or who are victims of identity theft, should not be denied credit by PNMAC.  PNMAC Loan Administration should assist borrowers in correcting the information their credit reports.

Major Derogatory Credit Items:

•                                          Major derogatory credit Items must be cured and documented prior before funding.

•                                          Borrowers with previous Collection Accounts or Charge Offs that exceed $5,000 must provide a receipt showing payment in full or other proof of payment.  Collections or charge offs less than $250 may remain open at closing.

•                                          Borrowers with previous Judgments must provide evidence of payment in full or evidence the Judgment no longer represents a claim against the borrower.

•                                          Borrowers with Garnishments must provide evidence the garnishment has been released and there is no payment due.

•                                          Borrowers with Liens must provide evidence the lien has been paid in full.

•                                          Borrowers with current or previous past due Child Support must provide evidence that all past due payments are current unless the borrower is making payments according to a court approved plan.  In this case, the borrower must demonstrate that payments are current according to the plan.

•                                          A letter of explanation is required for any bankruptcies, foreclosures, deeds-in-lieu or short sales or notice of defaults.

Documentation requirements:

•                                          Both Three-File Merged Credit Reports and Residential Mortgage Credit Reports (RMCR) are acceptable.  Single-File Credit Reports and non-traditional credit reports are not acceptable.

•                                          All credit reports must be dated within 90 days of the date of the note.

•                                          All borrowers must have at least 3 reported accounts excluding any collections and judgments.

•                                          Borrowers must have at least a 24 month credit history.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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•                                          Borrowers with liens, judgments or garnishments that appear on the title report must provide evidence that they have been satisfied.

Ratios:

•                                          The maximum Total Debt to Income (DTI) Ratio is 45% for manually underwritten loans with strong compensating factors.

•                                          The DTI is 55% for loans with an AUS approval.

•                                          For any loan with DTI greater than 36%, compensating factors must be documented on the 1008.

•                                          All Hybrid ARMs are qualified at the higher of the note rate or the fully indexed rate using current and verified income that can be expected to continue for at least the next three years.

•                                          If the borrower’s current residence is pending sale, and the borrower is purchasing a new residence, both the current and proposed mortgage payments must be used to qualify the borrower.

Calculating DTI:

•                                          The DTI Ratio is equal to the sum of Monthly Housing Expenses and Other Debt Payments divided by Gross Monthly Income.

•                                          Monthly Housing Expense is the sum of principal and interest on the mortgage, hazard insurance and real estate taxes.  In addition, when applicable, the Monthly Housing Expense also includes: mortgage insurance premiums, leasehold payments, homeowner’s association dues and payments on subordinate financing.

•                                          Other Debt Payments is the sum of payments on installment debt with more than 10 months of remaining payments; alimony, child support and maintenance payments with more that 10 months of remaining payments; payments on revolving or open-end accounts regardless of balance where payment is equal to 5% of the outstanding balance, automobile lease payments regardless of the term on the lease, aggregate net rental income from all Investment Properties and the Monthly Housing Expense for a second home.  Net rental income from investment properties is equal to 75% of gross rental income less principal and interest payments.

•                                          The Gross Monthly Income used to calculate the DTI Ratio should be expected to continue for at least the next three years.  In general, the average monthly income earned during the prior 12 months is a reasonable approximation for this estimate.

Employment and Income Documentation:

•                                          All income documentation (excluding tax returns) must be dated within 90 days of the date the note is signed.

•                                          For hourly, salary and commission income a VOE must be obtained within 10 days prior to the closing date.  The VOE must be obtained using a phone number obtained independently (i.e.  not provided by the borrower).  In cases of verbal verification the lender must document in the file the name and title of who confirmed the employment, the date of the call and the source of the phone number.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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•                                          For self-employed borrowers verification of employment must be obtained from a third party or other independent resource within 30 days prior to the note date. Verification should first be attempted through a third party such as a CPA, regulatory agency or licensing bureau.  Where third party verification is not possible, confirmation may be obtained using the phone book, internet or directory assistance.  In cases of verbal verification the lender must document in the file the name and title of who confirmed the employment, the date of the call and the source of the phone number.

•                                          For salaried borrowers: most recent paystub showing year to date income and a W-2 from the most recent year.

•                                          For self employed borrowers: a signed tax return, including all schedules, for the most recent 2 years or a signed tax return, including all schedules, for the most recent one year and a profit and loss statement obtained from the borrower’s accountant

•                                          For borrowers with rental income from investment properties: a signed tax return from the most recent year that includes all schedules and signed lease agreements for all rental properties

•                                          For borrowers receiving alimony or child support: a copy of the divorce decree or separation agreement showing income will continue for 3 years and verification of receipt

•                                          For borrowers receiving income from a second job: a VOE and a current paystub with year to date income.

•                                          Non-taxable income may be increased by multiplying non-taxable income by a factor of 1.25 or one 1 plus the tax rate determined from current and applicable tax tables.

•                                          Other supplemental income claimed by either salaried or self employed borrowers is allowed provided there are 12 months bank statements that clearly show consistent direct-deposit income from an identified source.

•                                          Non- Permanent Resident foreign nationals must be able to show a valid Employment Authorization Document (EAD) issued by the Bureau of Citizenship and Immigration Service (BCIS).

•                                          An IRS Form 4506 or 4506-T executed by the borrower is required at both application and closing.  Obtaining IRS transcripts is discretionary unless the borrower falls under the Multiple Mortgage policy.

•                                          Multiple Mortgage Policy - A loan is subject to the policy if the purpose is to finance an investor and second home and the borrower has multiple mortgages (excluding their primary residence).  Under that policy the 4506 transcripts must be obtained in all cases.

Reserves:

•                                          All asset documentation must be dated within 90 days of the date the note is signed.

•                                          For primary and second homes (except as described below) there is no minimum reserve requirements however, underwriters are to ensure the borrower completes

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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the liquid asset section of the 1003 and that those figures are entered into DU to ensure a comprehensive evaluation by the system.

•                                          The minimum Reserve Requirement is 2 months of cash or cash equivalents for owner occupied loans and second homes and 6 months of cash or cash equivalents for

•                  Loans on investment properties where the borrower does not have multiple mortgages (aside from their primary residence), or

•                  Loans where a primary residence is being converted to an investment or second home.

•                                          FNMA maintains higher reserve requirements for loans to borrowers who fall under the Multiple Mortgage Policy.  A loan is subject to the policy if the purpose is to finance an investor and second home and the borrower has multiple mortgages (excluding their primary residence).  The minimum Reserve Requirements for second home and investor transactions for borrowers with multiple mortgages are:

•                  Two months of reserves on the subject if it is a second home

•                  Six months reserves on the subject if it is an investment property

•                  Two months reserves on each other financed second home or investment property.

•                  The total funds must be sufficient to cover all reserve requirements in aggregate for all applicable properties.

•                                          If the borrower’s current residence is pending sale, six months reserves are required on both properties unless there the borrower can provide an executed sales contract for the current residence and confirmation that all financing contingencies have been removed.

•                                          Cash or cash equivalents include: cash, stocks, bonds and other securities; that are held in accounts at financial institutions; whose price can be readily verified through financial publications.  In addition, cash and cash equivalents include 70% of the amount for Stocks, bonds and mutual funds and 60% of the vested amount of funds in 401K, IRA and other IRS qualified retirement plans, the cash value of life insurance policies, the borrower’s share of undistributed trust funds.

•                                          Cash on hand is not an acceptable form of reserves.

•                                          Statements from the two prior months are required to document reserves.  The statements must be in the borrower’s name or, if there is evidence of sole ownership by the borrower, the name of a corporation or other entity.

Source of Funds for Down Payment:

General requirements:

•                                          For purchase transactions, the borrower must contribute at least 5% from his or her own funds regardless of LTV.

•                                          Cash and marketable securities held in checking accounts, savings accounts, money market accounts, certificates of deposit and brokerage accounts are acceptable sources of funds.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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•                                          Proceeds from loans secured by borrower assets, proceeds from unsecured loans from a family member, relative, domestic partner, fiancée or fiancé, proceeds from real estate sales, proceeds from asset sales are acceptable sources of funds but are allowed for single family, owner occupied properties and second homes only.

•                                          Cash on hand and is not acceptable sources of funds.

Gifts:

•                                          Gifts are an acceptable source of funds but are allowed for single family, owner occupied properties and second homes only.

•                                          The source of the gift can be a family member (parent, child, or any individual related by blood, marriage, adoption or legal guardianship), a domestic partner, fiancée or fiancé.

•                                          All loans with gifts require a gift letter that must:

•                  State the donor’s name, that the funds are intended as a gift and the relationship of the donor to the borrower.

•                  Include the donor’s mailing address

•                  Identify the property being purchased

•                  State the amount of the gift.

•                                          In addition, the mortgage loan file must show evidence that the gift funds have been deposited in the Borrower’s account or the Borrower must provide evidence of the transfer of funds from the donor to the Borrower.

•                                          Finally, a gift of equity must be included on the HUD-1.

Sales and Financing Concessions:

•                                          Sales Concessions include vacations, furniture, automobiles, securities or other give-aways.

•                                          Sales Concessions must be deducted from property value before calculating LTV or CLTV.

•                                          Financing Concessions include any reduction in the mortgage payment, financing costs or closing costs, including any prepaid amounts.

•                                          Financing Concessions on conforming balance, owner occupied properties and second homes with CLTVs greater than 75% and less than or equal to 90% are allowed up to 6% of the value of the mortgage.  Financing Concessions on owner occupied properties and second homes with CLTVs less than or equal to 75% are allowed up to 9% of the value of the mortgage.

•                                          Financing Concessions on all investment properties allowed up to 2% of the value of the mortgage.

•                                          Transactions involving temporary interest rate buydowns are allowed provided that each of the following conditions are satisfied: 1) the amount of the interest rate buydown cannot exceed 3 percentage points, 2) the term of the buydown cannot exceed 3 years 3) the periodic increase in interest rate cannot increase by more than one percentage point per annum and 4) the mortgage does not provide for an interest only payment.  The amount of the Financing Contribution

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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associated with a Temporary Buydown is equal to the difference note rate minus the buy down rate times the outstanding balance of the loan initial balance of the loan in each period that the buy down is in effect.  Temporary buydowns do not impact reserve calculations or DTI calculations.

•                                          Financing Concessions in excess of the amounts described above are Sales Concessions.

All interested party contributions or concessions must be documented in the Mortgage Loan File and be clearly shown on the HUD-1

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[PennyMac Letterhead]	FNMA High Balance
Guidelines
Version: 2009-2 Date: 6/23/09

Agency Eligible Loans:

Summary

•                                          Loans originated under this program are only acceptable for delivery to FNMA

•                                          Loans with LTV over 80% must meet the additional requirements set by the MI Company (see the footnote section of the Credit Score and LTV Matrix below).

•                                          Loans run through DU must have an Accept/Eligible.  Accept/Ineligible is also acceptable if the reason for disqualification is solely for the loan amount.

•                                          A field review (FNMA form 2000) is required in addition to the 1004 appraisal if,

•                  The loan amount exceeds $625,500 and the LTV, CLTV is greater than 80% or

•                  The property is valued at $1,000,000 or more and the LTV, CLTV exceeds 75%.

Credit Score and LTV Matrix

		Owner Occupied
Fixed Rate Programs:		Purchase / Ltd Cashout Refinance		Cash-out Refinance
Units	Max Loan Amount	LTV / CLTV	Credit Score	LTV / CLTV	Credit Score
One Unit	$625,500	80/80 90/90*	620 700	75/75	620
One Unit	$729,750	80/80 75/75	700 660	60/60	740
Two Unit	$800,755	75/75	620	75/75	620
Two Unit	$934,299	75/75	740	Ineligble	Ineligble
Three Unit	$967,950	75/75	620	75/75	620
Three Unit	$1,129,250	75/75	740	Ineligble	Ineligble
F our Unit	$1,202,925	75/75	620	75/75	620
F our Unit	$1,403,400	75/75	740	Ineligble	Ineligble
ARM Programs:
One Unit	$625,500	80/80 90/90*	680 700	75/75	680
One Unit	$729,750	75/75	680	60/60	740
Two Unit	$800,755	75/75	680	75/75	680
Two Unit	$934,299	75/75	740	Ineligble	Ineligble
Three Unit	$967,950	75/75	680	75/75	680
Three Unit	$1,129,250	75/75	740	Ineligble	Ineligble
F our Unit	$1,202,925	75/75	680	75/75	680
F our Unit	$1,403,400	75/75	740	Ineligble	Ineligble

*Loans with LTV > 80 must also meet the following MI requirements:

• Minimum 700 FICO score

• ARMS must have fixed rate period greater than 5 years

• Full documentation is required regardless of DU efficiencies

• Maximum LTV/CLTV in declining markets is 85/85.

[***]  Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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The maximum loan amount, under the Permanent and Temporary High Balance Program, in Alaska, Guam, Hawaii and the US Virgin Islands for one unit, two unit, three unit and four unit properties is $938,250, $1,201,150, $1,451,925 and $1,804,375, respectively.

		Second Home
Fixed Rate Programs:		Purchase/Ltd Cashout Refinance		Cash-out Refinance
Units	Max Loan Amount	LTV/CLTV	Credit Score	LTV/CLTV	Credit Score
One Unit	$625,500	80*/90	620	Ineligble	Ineligble
One Unit	$729,750	65/ 65	740	Ineligble	Ineligble
Two Unit	$800,755	Ineligble	Ineligble	Ineligble	Ineligble
Two Unit	$934,299	Ineligble	Ineligble	Ineligble	Ineligble
Three Unit	$967,950	Ineligble	Ineligble	Ineligble	Ineligble
Three Unit	$1,129,250	Ineligble	Ineligble	Ineligble	Ineligble
F our Unit	$1,202,925	Ineligble	Ineligble	Ineligble	Ineligble
F our Unit	$1,403,400	Ineligble	Ineligble	Ineligble	Ineligble
ARM Programs:
One Unit	$625,500	80*/90	680	Ineligble	Ineligble
One Unit	$729,750	65/ 65	740	Ineligble	Ineligble
Two Unit	$800,755	Ineligble	Ineligble	Ineligble	Ineligble
Two Unit	$934,299	Ineligble	Ineligble	Ineligble	Ineligble
Three Unit	$967,950	Ineligble	Ineligble	Ineligble	Ineligble
Three Unit	$1,129,250	Ineligble	Ineligble	Ineligble	Ineligble
F our Unit	$1,202,925	Ineligble	Ineligble	Ineligble	Ineligble
F our Unit	$1,403,400	Ineligble	Ineligble	Ineligble	Ineligble

* LTV restricted to 80% due to the unavailability of MI Coverage.

The maximum loan amount, under the Permanent and Temporary High Balance Program, in Alaska, Guam, Hawaii and the US Virgin Islands for one unit, two unit, three unit and four unit properties is $938,250, $1,201,150, $1,451,925 and $1,804,375, respectively.

		Investment Property
Fixed Rate Programs:		Purchase		Ltd Cashout Refinance		Cash-out Refinance
Units	Max Loan Amount	LTV / CLTV	Credit Score	LTV / CLTV	Credit Score	LTV / CLTV	Credit Score
One Unit	$625,500	80*/85	620	75/75	620	Ineligble	Ineligble
One Unit	$729,750	65/65	740	65/65	740	Ineligble	Ineligble
Two Unit	$800,755	75/75	620	75/75	620	Ineligble	Ineligble
Two Unit	$934,299	65/65	740	65/65	740	Ineligble	Ineligble
Three Unit	$967,950	75/75	620	75/75	620	Ineligble	Ineligble
Three Unit	$1,129,250	65/65	740	65/65	740	Ineligble	Ineligble
Four Unit	$1,202,925	75/75	620	75/75	620	Ineligble	Ineligble
Four Unit	$1,403,400	65/65	740	65/65	740	Ineligble	Ineligble
ARM Programs:
One Unit	$625,500	80*/85	680	75/75	680	Ineligble	Ineligble
One Unit	$729,750	65/65	740	65/65	740	Ineligble	Ineligble
Two Unit	$800,755	75/75	680	75/75	680	Ineligble	Ineligble
Two Unit	$934,299	65/65	740	65/65	740	Ineligble	Ineligble
Three Unit	$967,950	75/75	680	75/75	680	Ineligble	Ineligble
Three Unit	$1,129,250	65/65	740	65/65	740	Ineligble	Ineligble
Four Unit	$1,202,925	75/75	680	75/75	680	Ineligble	Ineligble
Four Unit	$1,403,400	65/65	740	65/65	740	Ineligble	Ineligble

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* LTV restricted to 80% due to the unavailability of MI Coverage.

The maximum loan amount, under the Permanent and Temporary High Balance Program, in Alaska, Guam, Hawaii and the US Virgin Islands for one unit, two unit, three unit and four unit properties is $938,250, $1,201,150, $1,451,925 and $1,804,375, respectively.

Soft Markets:

Soft Markets include markets where the AUS identifies the market as soft, the appraiser indicates declining property values on 1004 MC report or the appraisal and MSAs showing a quarter over quarter decline in the OFEO home price index.

In Soft Markets, the maximum LTV is 85% for purchase and limited cash-out refinance transactions and 75% for cash-out refinance transactions.

In addition, for attached housing (including condominiums and PUDs) located in Nevada and the Florida counties of Miami, Dade and Broward, the maximum LTV is 80%.  In addition, all other attached housing in Florida must be approved prior to documentation by the Mortgage Insurance Provider.

Secondary Financing:

•                                          New and existing secondary financing is allowed to the maximum CLTVs shown in the Maximum Loan Amount section above.

•                                          Fixed and variable rate seconds that provide for regular payments sufficient to meet the interest due and a term of at least 5 years are acceptable.

•                                          Private party seconds and seller carrybacks are not allowed.

Underwriting:

•                                          Loans run through DU must have an Accept/Eligible.  Accept/Ineligible is also acceptable provided the reason for disqualification is solely for the loan amount and that amount does not exceed the maximums shown above.

Calculating LTV and CLTV Ratios:

•                                          LTV is equal to the first lien loan amount divided by Property Value.

•                                          CLTV is equal to the sum of the first lien loan amount plus the second lien loan or line amount divided by Property Value.

•                                          If the property was purchased within 12 months of the application date, Property Value is equal to the lower of sales price or appraised value minus sales concessions (see Source of Funds below).  If the property was purchased more than 12 months prior to the application date, property value is equal to appraised value.

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Minimum Loan Amount: See Loan Limits Matrix on page 1.

Occupancy: Owner occupied, second home and investor properties are eligible.

•                                          Owner Occupied: A 1-4 family that the borrower will occupy as a primary residence.  At least one of the borrowers must occupy and take title to the property and execute the Note and mortgage or deed of trust.  The borrower must occupy the subject property within 30 days of the close of escrow.

•                                          Second Home: A single family residence that the borrower occupies in addition to their primary residence.  Second homes must be located within reasonable proximity of the borrower’s primary residence, be available for the borrower’s exclusive use, and not be subject to any rental or time sharing arrangements.  When a property is classified as a second home, rental income cannot be used to qualify the borrower.

•                                          Investor: A 1-4 family residence that the borrower does not occupy.

•                                          The maximum number of financed properties, conventional and high balance, is 4.

Purpose:

•                                          Purchase, Limited Cash-out and Cash-out Refinance transactions are eligible.

•                                          Properties with less than six-month ownership of the application date are not eligible.

•                                          A loan that combines a first mortgage with a non purchase money second mortgage is a Cash-out Refinance.  Any refinance of this type of loan within 6 months is also a Cash-out Refinance.

•                                          For a transaction to qualify as a refinance, at least one borrower obligated on the new loan must be on the existing loan being refinanced.  In addition, the continuing borrower must have been on title for the prior 12 months or must be able to demonstrate a relationship with the current obligor.  If these conditions are not met, the loan should be processed as a purchase transaction.

•                                          Only existing PNMAC borrowers are eligible for refinance loans.

•                                          Proceeds from Limited Cash-out Refinance Loans can be used to:

•                  Pay off a first mortgage regardless of age

•                  Pay off any junior liens that were used entirely to acquire the subject property

•                  Pay related Closing Costs and Prepaid items

•                  Disburse cash out to the Borrower in an amount not to exceed 2% of the new Mortgage or $2,000, whichever is less.

•                                          Cash out amounts are limited to 25% of the loan amount.

Documentation:

•                                          Full documentation is required on loans with an LTV over 80%

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•                                          Loans with LTV less than 80 require full documentation unless otherwise permitted by DU.

Prepayment Penalties: Loans with prepayment penalty terms in excess of 3 years are not allowed.

PROPERTY AND SECURITY GUIDELINES:

Eligible Properties: Single Family Detached, Single Family Attached, Planned Urban Development, Low-rise Condo and High Rise Condo.

Condominium projects must be approved by Fannie Mae.  Print a copy of the page showing evidence of a completed Form 1028 from the Accepted, Condos and PUDs link located on eFanniemae.com and include it in appraisal section of the loan file.  If the project is not approved, the loan may be deliverable if information in the loan file clearly shows the condominiums are complete, the HOA is under the control of the unit purchasers, at least 90% of the units are sold, at least 50% of the units are primary or secondary residences and no entity owns more than 10% of the units.

Leaseholds are allowed provided that information in the loan file shows the leasehold constitutes an interest in real estate and the lease term exceeds the maturity date of the loan by at least 5 years.

Ineligible Properties:

•                                          Manufactured homes (built on a permanent chassis and attached to permanent foundations)

•                                          Mobile homes

•                                          Cooperatives

•                                          Condominium conversions

•                                          Condotels

•                                          Hotel condominiums

•                                          Timeshares

•                                          Geodesic domes

•                                          Working farms and ranches

•                                          Unimproved Land

•                                          Commercial operations

•                                          Properties with less than 750 square feet of living area

•                                          Projects currently in litigation

Appraisal Requirements:

•                                          A full 1004 appraisal along with a 1004 MC is required on all loans

•                                          A Field Review is required (FNMA form 2000) if:

•                  the loan amount is >$625,000 and LTV >80%, or

•                  the property value >=$1,000,000 and the LTV >75%

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•                                          The lower of the full appraisal or the field review is required

•                                          Condominiums require two comparable sales from projects other than the subject loan project in addition to the standard comparable sale requirements.

•                                          All appraisers must be state licensed and a copy of the license must be submitted with the appraisal.

•                                          The appraisal must be dated within 90 days of date the closing date.

•                                          All appraisals obtained during the loan origination and underwriting processes must be included in the loan file.

Appraisal Reviews:

Appraisals with any of the following condition require an Core Logic History Pro Review, with comparable sales from an approved vendor.

•                                          The appraiser has not provided an assessment or ratio of Corporation Owned (REO and short sale transactions) to market sales.

•                                          Appraisal contains no REO or short sales in markets where the appraiser notes that more than 20% of the transactions are foreclosure sales.

•                                          More than one comparable has a seller concession that exceeds 5% of the property value.  The underwriter should require the appraiser to explain the nature of the concessions.

•                                          The appraiser indicates that the supported subject value cannot be bracketed by the comparables in the area.

•                                          The high or low end sale comparable is located on the opposite side of a major traffic artery, industrial area, airport, waterway, large open space or railroad line from the subject property.

•                                          Subject property is within ¼ mile of a high traffic street, an airport, freeway, rail road tracks or within a block of an industrial area and there are no other comparables with the same influence.

•                                          More than one sale dated greater than 6 months from the date of the order

•                                          More than one sale greater than 1 mile from the subject in urban or suburban markets or three miles in rural markets.

•                                          More than one sale with a greater than a 25% gross adjustment, 15% net adjustment or multiple line item adjustments of more than 10%.

•                                          The high or low end sale comparable is the farthest in proximity to the subject.

•                                          The average days on market for the comparables exceed the neighborhood marketing time in stable or appreciating markets.

•                                          The average days on market for the comparables are less than the neighborhood marketing time in declining markets.

•                                          REO or shorts sales were used in markets with minimal foreclosure activity

•                                          Condo valuations where more than one sale is from the subject’s project

If the History Pro Review does not identify any comparables that are superior to the ones selected by the appraiser, the underwriter can accept the appraiser’s estimate of value.  If the

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History Pro Review identifies comparables that are superior to the ones selected by the appraisal or History Pro Review comparables are not available, an Underwriting Supervisor or the Manager of Operations will determine value or require a supplemental desk review from an approved vendor.

Reviewers must obtain approval from an underwriting manager if the appraisal has any of the following conditions:

•                                          The adjustments for Design and Appeal or Quality of Construction exceed 10% of the adjusted value.

•                                          Material environmental conditions are noted in the appraisal

•                                          The appraiser notes or there is evidence that the property is materially damaged

•                                          The construction of the property is a-typical such as logs, stones, steel or other non- standard materials.

Title Requirements:

•                                          The title insurance policy must be written on an American Land and Title Association (ALTA) 2006 Form with appropriate endorsements.

•                                          The title insurance policy must protect the mortgagee up to at least the current principal balance.

•                                          The title policy must have correct information regarding the insured’s name, loan number and amount of coverage

•                                          Property Reports, Ownership and Encumbrance Reports, Attorney’s Opinions are not acceptable to PNMAC.

•                                          Any existing tax or mechanic’s liens must be paid in full through escrow.

Insurance:

•                                          Mortgage Insurance (MI) is required on all Owner Occupied first lien mortgages with current LTVs greater than 80%.  Coverage amounts are:

LTV	Owner Occupied & Second Home	Investor
85.01 to 90%	25%	Not Allowed
80.01 to 85%	12%	Not Allowed

•                                          Homeowner’s insurance coverage is required on all properties.  If the Insurable Value, as designated by the property insurer, is less than the unpaid principal balance then the required coverage is the Insurable Value.  Otherwise, the coverage amount is equal to the greater of 80% of the Insurable Value or the unpaid principal balance.  The original declaration page from the homeowner’s insurance policy must be included in the loan file.

•                                          Flood insurance is required on properties if all or parts of the improvements are located in a federally designated Special Flood Hazard Area.  The minimum amount of flood insurance is the lower of 100% of the replacement cost of the dwelling as determined by the hazard insurance policy or the maximum insurance

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available from the National Flood Insurance Program (currently $250,000).  The original flood certificate must be included in the loan file.

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BORROWER GUIDELINES:

Eligible Borrowers:

•                                          US Citizens who have reached the age of majority, who have a valid social security number and who have a 24 month credit history,

•                                          Inter Vivos Revocable or Living Trusts (that are revocable at any time by the trustor) and

•                                          Borrowers who are foreign nationals who have been granted and can show proof of authorization to work in the U.S.  by USCIS or under NAFTA (e.g.  Non-Permanent Resident Aliens) and have a valid social security number.

•                                          Permanent Resident Aliens with a Permanent Resident Card, an Alien Registration Receipt Card, an unexpired passport with an unexpired stamp reading, “Processed for I-155 Temporary Evidence of Lawful Admission for Permanent Residence.  Employment authorized.”

Ineligible Borrowers:

•                                          Borrowers who are not natural persons such as corporations, partnerships and trusts (except Inter Vivos Revocable or Living Trusts that are revocable at any time by the trustor).

•                                          Borrowers who are foreign nationals without valid evidence of entry into the U.S.  (e.g. Undocumented Aliens).

•                                          Borrowers without credit score (see Credit Section)

Credit:

Credit Score and Mortgage History:

•                                          All borrowers must have a credit score.  Non-traditional credit for any single borrower is not acceptable even if one borrower has a credit file.

•                                          The current loan credit score (see below) must be greater than 620

•                                          The current mortgage history can be no worse than 0X30x12.

•                                          No bankruptcies, foreclosures, deeds-in-lieu or short sales within the past 60 months.  For bankruptcies, the 48 month time period is measured from the date of discharge.

General Requirements:

•                                          The borrower’s current credit report must reflect a past history of payments that demonstrates the borrower will make future payments as agreed.  Also, the borrower’s credit score must be consistent with the information on the borrower’s credit report.

•                                          A borrower’s current credit score is equal to the middle score if three credit scores are available and the lower score if two scores are available.  If only one score is available, that score is the borrower’s credit score.

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•                                          When there is one borrower, the loan credit score is equal to the borrower’s credit score.

When there are two borrowers, the loan credit score is the lower of the two borrower scores.  When there are more than two borrowers, the loan credit score is the lowest of the borrower scores.

•                                          Where any borrower has non-traditional credit the representative score is the lower of all borrower’s with traditional credit.

•                                          Where two of three scores from one borrower are the same the lower score(s) are to be considered the representative score.

•                                          Borrowers with inaccurate information on their credit reports, or who are victims of identity theft, should not be denied credit by PNMAC.  PNMAC Loan Administration should assist borrowers in correcting the information their credit reports.

Major Derogatory Credit Items:

•                                          Major derogatory credit Items must be cured and documented prior before funding.

•                                          Borrowers with previous Collection Accounts or Charge Offs that exceed $5,000 must provide a receipt showing payment in full or other proof of payment.  Collections or charge offs less than $250 may remain open at closing.

•                                          Borrowers with previous Judgments must provide evidence of payment in full or evidence the Judgment no longer represents a claim against the borrower.

•                                          Borrowers with Garnishments must provide evidence the garnishment has been released and there is no payment due.

•                                          Borrowers with Liens must provide evidence the lien has been paid in full.

•                                          Borrowers with current or previous past due Child Support must provide evidence that all past due payments are current unless the borrower is making payments according to a court approved plan.  In this case, the borrower must demonstrate that payments are current according to the plan.

•                                          A letter of explanation is required for any bankruptcies, foreclosures, deeds-in-lieu or short sales or notice of defaults.

Documentation requirements:

•                                          Both Three-File Merged Credit Reports and Residential Mortgage Credit Reports (RMCR) are acceptable.  Single-File Credit Reports and non-traditional credit reports are not acceptable.

•                                          The date of the credit report cannot be more than 90 days prior to the note or modification date.

•                                          All borrowers must have at least 3 reported accounts excluding any collections and judgments.

•                                          Borrowers must have at least a 24 month credit history.

•                                          Borrowers with liens, judgments or garnishments that appear on the title report must provide evidence that they have been satisfied.

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Ratios:

•                                          The maximum Total Debt to Income (DTI) Ratio is 45% for manually underwritten loans with strong compensating factors.

•                                          DTI greater than 55% with a DU/LP Approve Eligible/Accept requires an exception approval..

•                                          For any loan with DTI greater than 36%, compensating factors must be documented on the 1008.

•                                          All Hybrid ARMs are qualified at the higher of the note rate or the fully indexed rate using current and verified income that can be expected to continue for at least the next three years.

•                                          If the borrower’s current residence is pending sale, and the borrower is purchasing a new residence, both the current and proposed mortgage payments must be used to qualify the borrower.

Calculating DTI:

•                                          The DTI Ratio is equal to the sum of Monthly Housing Expenses and Other Debt Payments divided by Gross Monthly Income.

•                                          Monthly Housing Expense is the sum of principal and interest on the mortgage, hazard insurance and real estate taxes.  In addition, when applicable, the Monthly Housing Expense also includes: mortgage insurance premiums, leasehold payments, homeowner’s association dues and payments on subordinate financing.

•                                          Other Debt Payments is the sum of payments on installment debt with more than 10 months of remaining payments; alimony, child support and maintenance payments with more that 10 months of remaining payments; payments on revolving or open-end accounts regardless of balance where payment is equal to 5% of the outstanding balance, automobile lease payments regardless of the term on the lease, aggregate net rental income from all Investment Properties and the Monthly Housing Expense for a second home.  Net rental income from investment properties is equal to 75% of gross rental income less principal and interest payments.

•                                          The Gross Monthly Income used to calculate the DTI Ratio should be expected to continue for at least the next three years.  In general, the average monthly income earned during the prior 12 months is a reasonable approximation for this estimate.

Employment and Income Documentation:

•                                          All income documentation (excluding tax returns) must be dated within 90 days of the note

•                                          For hourly, salary and commission income a VOE must be obtained within 10 days prior to the closing date.  The VOE must be obtained using a phone number obtained independently (i.e.  not provided by the borrower).  In cases of verbal verification the lender must document in the file the name and title of who confirmed the employment, the date of the call and the source of the phone number.

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•                                          For self-employed borrowers verification of employment must be obtained from a third party or other independent resource within 30 days prior to the note date.  Verification should first be attempted through a third party such as a CPA, regulatory agency or licensing bureau.  Where third party verification is not possible, confirmation may be obtained using the phone book, internet or directory assistance.  In cases of verbal verification the lender must document in the file the name and title of who confirmed the employment, the date of the call and the source of the phone number.

•                                          For salaried borrowers: most recent paystub showing year to date income and a W-2 from the most recent year.

•                                          For self employed borrowers: a signed tax return, including all schedules, for the most recent 2 years or a signed tax return, including all schedules, for the most recent one year and a profit and loss statement obtained from the borrower’s accountant

•                                          For borrowers with rental income from investment properties: a signed tax return from the most recent year that includes all schedules and signed lease agreements for all rental properties

•                                          For borrowers receiving alimony or child support: a copy of the divorce decree or separation agreement showing income will continue for 3 years and verification of receipt

•                                          For borrowers receiving income from a second job: a VOE and a current paystub with year to date income.

•                                          Non-taxable income may be increased by multiplying non-taxable income by a factor of 1.25 or one 1 plus the tax rate determined from current and applicable tax tables.

•                                          Other supplemental income claimed by either salaried or self employed borrowers is allowed provided there are 12 months bank statements that clearly show consistent direct-deposit income from an identified source.

•                                          Non- Permanent Resident foreign nationals must be able to show a valid Employment Authorization Document (EAD) issued by the Bureau of Citizenship and Immigration Service (BCIS).

•                                          An IRS Form 4506 or 4506-T executed by the borrower is required at both application and closing.  Obtaining IRS transcripts is discretionary unless the borrower falls under the Multiple Mortgage policy.

•                                          Multiple Mortgage Policy - A loan is subject to the policy if the purpose is to finance an investor and second home and the borrower has multiple mortgages (excluding their primary residence).  Under that policy the 4506 transcripts must be obtained in all cases and used to validate the income documentation provided by the borrower.

Reserves:

•                                          All asset documentation must be dated within 90 days of the date the note is signed.

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•                                          For primary and second homes (except as described below) there is no minimum reserve requirements however, underwriters are to ensure the borrower completes the liquid asset section of the 1003 and that those figures are entered into DU to ensure a comprehensive evaluation by the system.

•                                          The minimum Reserve Requirement 6 months of cash or cash equivalents for

•                  Loans on investment properties where the borrower does not have multiple mortgages (aside from their primary residence), or

•                  Loans where a primary residence is being converted to an investment or second home.

•                                          FNMA maintains higher reserve requirements for loans to borrowers who fall under the Multiple Mortgage Policy.  A loan is subject to the policy if the purpose is to finance an investor and second home and the borrower has multiple mortgages (excluding their primary residence).  The minimum Reserve Requirements on second home and investor transactions for borrowers with multiple mortgages are:

•                  Two months of reserves on the subject if it is a second home

•                  Six months reserves on the subject if it is an investment property

•                  Two months reserves on each other financed second home or investment property.

•                  The total funds must be sufficient to cover all reserve requirements in aggregate for all applicable properties.

•                                          If the borrower’s current residence is pending sale, six months reserves are required on both properties unless there the borrower can provide an executed sales contract for the current residence and confirmation that all financing contingencies have been removed.

•                                          Cash or cash equivalents include: cash, stocks, bonds and other securities; that are held in accounts at financial institutions; whose price can be readily verified through financial publications.  In addition, cash and cash equivalents include 70% of the amount for Stocks, bonds and mutual funds and 60% of the vested amount of funds in 401K, IRA and other IRS qualified retirement plans, the cash value of life insurance policies, the borrower’s share of undistributed trust funds.

•                                          Cash on hand is not an acceptable form of reserves.

•                                          Statements from the two prior months are required to document reserves.  The statements must be in the borrower’s name or, if there is evidence of sole ownership by the borrower, the name of a corporation or other entity.

Source of Funds for Down Payment:

General requirements:

•                                          For purchase transactions, the borrower must contribute at least 5% from his or her own funds regardless of LTV.

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•                                          Cash and marketable securities held in checking accounts, savings accounts, money market accounts, certificates of deposit and brokerage accounts are acceptable sources of funds.

•                                          Proceeds from loans secured by borrower assets, proceeds from unsecured loans from a family member, relative, domestic partner, fiancée or fiancé, proceeds from real estate sales, proceeds from asset sales are acceptable sources of funds but are allowed for single family, owner occupied properties and second homes only.

•                                          Cash on hand and is not acceptable sources of funds.

Gifts:

•                                          Gifts are an acceptable source of funds but are allowed for single family, owner occupied properties and second homes only.

•                                          The source of the gift can be a family member (parent, child, or any individual related by blood, marriage, adoption or legal guardianship), a domestic partner, fiancée or fiancé.

•                                          All loans with gifts require a gift letter that must:

•                  State the donor’s name, that the funds are intended as a gift and the relationship of the donor to the borrower.

•                  Include the donor’s mailing address

•                  Identify the property being purchased

•                  State the amount of the gift.

•                                          In addition, the mortgage loan file must show evidence that the gift funds have been deposited in the Borrower’s account or the Borrower must provide evidence of the transfer of funds from the donor to the Borrower.

•                                          Finally, a gift of equity must be included on the HUD-1.

Sales and Financing Concessions:

•                                          Sales Concessions include vacations, furniture, automobiles, securities or other give-aways.

•                                          Sales Concessions must be deducted from property value before calculating LTV or CLTV.

•                                          Financing Concessions include any reduction in the mortgage payment, financing costs or closing costs, including any prepaid amounts.

•                                          Financing Concessions on conforming balance, owner occupied properties and second homes with CLTVs greater than 75% and less than or equal to 90% are allowed up to 6% of the value of the mortgage.  Financing Concessions on owner occupied properties and second homes with CLTVs less than or equal to 75% are allowed up to 9% of the value of the mortgage.

•                                          Financing Concessions on Jumbo Conforming Balance loans are allowed up to 3% regardless of LTV.

•                                          Financing Concessions on all investment properties allowed up to 2% of the value of the mortgage.

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•                                          Transactions involving temporary interest rate buydowns are allowed provided that each of the following conditions are satisfied: 1) the amount of the interest rate buydown cannot exceed 3 percentage points, 2) the term of the buydown cannot exceed 3 years 3) the periodic increase in interest rate cannot increase by more than one percentage point per annum and 4) the mortgage does not provide for an interest only payment.  The amount of the Financing Contribution associated with a Temporary Buydown is equal to the difference note rate minus the buy down rate times the outstanding balance of the loan initial balance of the loan in each period that the buy down is in effect.  Temporary buydowns do not impact reserve calculations or DTI calculations.

•                                          Financing Concessions in excess of the amounts described above are Sales Concessions.

All interested party contributions or concessions must be documented in the Mortgage Loan File and be clearly shown on the HUD-1

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[PennyMac Letterhead]	FHA Program Guidelines Version 1.0 April 1, 2009

FHA LOAN GUIDELINES:

•                                          These guidelines contain information necessary to insure mortgages under Section 203(b) (SFRs or PUDs), Section 234c (condominiums) and Section 251 (adjustable rate loans).

•                                          These guidelines are organized by guideline category (Loan, Borrower, Property, Processing)

•                                          These guidelines do not include information on standard FHA programs that are not offered by PennyMac such as Streamline Refinances and Energy Efficient Mortgages.

•                                          Eligible amortization terms include Fixed Rate 30 and 5/1 Hybrid.

•                                          FHA guidelines will govern any condition not address by this document.  Refer all questions to the Director of Credit Policy or the Chief Credit Officer if not addressed in either guideline.

Maximum Loan Amount:

Purchase Transactions:

•                                          The Maximum Loan Amount is the lesser of i) 96.5% times the lesser of the Appraised Value and the Sales Price and ii) the FHA Loan Limit, excluding any upfront mortgage insurance premium (UFMIP).

•                                          Repairs and improvements required by the appraisal for property eligibility can be added to the Sales Price.  The amount that can be added is the lesser of the appraiser’s estimated of the cost to complete the repairs and improvements and the amount by which the Appraised Value exceeds the Sales Price.

•                                          FHA Loan Limits can be found at https://entp.hud.gov/idapp/html/hicost1.cfm .

•                                          The minimum down payment is equal to 3.5% of the lesser of the Appraised Value and the Sales Price.  Closing costs may not be used to meet the minimum 3.5% down payment requirement.

•                                          Closing costs include non recurring costs such as appraisal fees, title insurance costs and flood determination fees.

Rate and Term Refinance:

•                                          The Maximum Loan Amount is the lesser of the LTV Limitation and ii) the Existing Debt Calculation and may never exceed the geographical statutory limit except by the amount of any UFMIP.

•                                          The LTV Limitation is the amount equal to 97.75% of the appraised value after completing the repairs necessary to make the property eligible for insurance.

•                                          The Existing Debt Calculation is the sum of the existing first lien, any purchase money second, any junior liens over 12 months old, closing costs, prepaid expenses, borrower paid repairs required by the appraisal and any discount points.  Prepaid expenses may include the per diem interest to the end of the month on the

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1

new loan, hazard insurance premium deposits, monthly mortgage insurance premiums and any real estate tax deposits needed to establish the escrow account.

•                                          FHA Loan Limit can be found at https://entp.hud.gov/idapp/html/hicost1.cfm.

•                                          The loan amount including the UFMIP cannot exceed 100% of the appraised value.

•                                          New subordinate liens may be placed behind the FHA mortgage and are not subject to a CLTV cap.

•                                          The mortgage being refinanced must be current

•                                          Subordinate liens, regardless of when placed, may remain outstanding

•                                          The borrower may not receive cash back in excess of $500.

Cash Out Refinance:

•                                          Cash-Out Refinance transactions are allowed to an 85% LTV.  A second appraisal is required on cash-out refinances that will exceed $417,000 and the property is in a declining area.

•                  The second appraisal must be performed by an FHA appraiser and reviewed by a DE lender.

•                  If the property is a one-unit property an exterior only appraisal on form 2055 is acceptable.  All other properties require a full appraisal on the appropriate form.

•                  If the second appraisal is more than 5% lower than the original appraisal, the maximum mortgage must be based on the lower of the two values.

•                                          FHA Loan Limit can be found at https://entp.hud.gov/idapp/html/hicost1.cfm .

•                                          If the property has been owned for less than one year, LTV is based on the lesser of the appraised value and the sales price.  The mortgage being refinanced must be 0x30x12.

•                                          Subordinate liens, regardless of when placed, may remain outstanding

•                                          Any co-borrower or cosigner being added to the note must be an occupant.

Maximum LTV / CLTV: In general, the maximum LTV is provided in the section above on Maximum Loan Amounts.  Transactions with specific LTV / CLTV requirements are listed below:

•                                          Identity-of-Interest Transactions: An identity-of-Interest transaction is a transaction involving a family, business partner or other interested third party.  The maximum LTV for these transactions is generally 85%.  Exceptions to the 85% limit can be found in 4155.1 REV-5, Mortgage Credit Analysis for Mortgage Insurance on One-to-Four Unit Mortgage Loans.

•                                          Non-Occupying Borrower: When there are two or more borrowers, but one or more of the borrowers will not occupy the property, the Maximum LTV is 75%.

•                                          3-4 Unit Properties: 3-4 Unit Properties must be self-sufficient.  This means the Maximum Mortgage is limited so that the ratio of the monthly mortgage payment, divided by the monthly net rental income does not exceed 100%.  The monthly mortgage payment is equal to the principal, interest, taxes and insurance plus any

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homeowner’s association dues.  Net rental income is the appraiser’s estimate of fair market rent from all units, including the unit chosen by the borrower for occupancy, less that appraiser’s estimate for vacancies.

•                                          Properties Under Construction: For properties that have not been previously occupied, or that are less than one year old as of the application date, the Maximum LTV is 90%.

Secondary Financing:

Any financing (other than the FHA insured first mortgage) that creates a lien against the property is secondary financing, even if there are not scheduled payments or has features forgiving debt.

Minimum Loan Amount: None

Occupancy: Owner-occupied, principal residences only.  A principal residence is a property that will be occupied by the borrower for a majority of the year.  At least one borrower must occupy the residence within 60 days of signing the security instrument.  Loans to purchase investment or secondary properties are prohibited

Purpose: Rate and Term Refinance, Cash-Out Refinance and Purchase Transactions are acceptable.

PROPERTY AND SECURITY GUIDELINES:

Eligible Properties: Single Family Detached, Single Family Attached, Planned Urban Development, and condominiums within FHA-approved condominium projects.

Only one property per borrower is eligible for FHA insurance.  Exceptions exist in the case of relocation, an increase in family size, jointly owned properties where one borrower vacates the property and non-occupying co-borrowers.  See 4155.1 REV-5, Mortgage Credit Analysis for Mortgage Insurance on One-to-Four Unit Mortgage Loans, for additional information.

Ineligible Properties: Commercial Enterprises.  Boarding Houses, Hotels, Motels, Tourist Houses, Private Clubs, Bed and Breakfast Establishments, Fraternity and Sorority Houses, Manufactured homes (built on a permanent chassis and attached to permanent foundations), Mobile Homes, Cooperatives, Condominium Conversions, Condotels, Hotel Condominiums, Timeshares, Geodesic Domes, Working Farms and Ranches, Unimproved Land and property currently in litigation.

Appraisal:

•                                          All appraisals on FHA loans must be completed by a HUD approved appraiser ordered from a vendor on the PNMAC approved appraiser list.

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•                                          A DE underwriter must review and certify the value on all FHA loans.  All appraisals must include Statement of Limiting Conditions form and an Appraiser’s Certification form.

•                                          Appraisals must be on the appropriate forms:

•                  Single Family Residence and Planned Unit Developments use the Uniform Residential Appraisal Form (#1040/#70)

•                  Condominiums use the Individual Condominium Appraisal Report (#1073/#465)

•                  2 to 4 Unit Properties use the Small Residential Income Property Appraisal Report (#1025/#72)

•                                          A new appraisal is required for each transaction requiring an appraisal.

•                                          For purchase transactions FHA appraisals remain valid for 6 months.

•                                          The appraisal must be dated within 90 days of closing.

•                                          For refinance transactions a new appraisal is required for each transaction even if the prior purchase transaction occurred less than 6 months ago.

•                                          All appraisals must meet the requirements outlined in the Underwriter Desk Review Procedures

•                                          A FNMA form 1004MC or FHLMC Form 71, Market Conditions Addendum is required for all appraisals.

•                                          All FHA transactions require a second appraisal under the following conditions:

•                  if the loan amount is greater than $417,000 and the LTV is greater than 95% and the markets is designated as a declining market by an appraiser or is in one of the following states:

•                  California

•                  Nevada

•                  Arizona

•                  Florida

•                  All cash-out refinances where the LTV, exclusive of the UFMIP, will exceed 85% of the appraisers estimate of value.

Title Requirements:

•                                          The title insurance policy must be written on an American Land and Title Association (ALTA) 2006 Form with appropriate endorsements.

•                                          The title insurance policy must protect the mortgagee up to at least the current principal balance.

•                                          The title policy must have correct information regarding the insured’s name, loan number and amount of coverage

•                                          Any existing tax or mechanic’s liens must be paid in full through escrow.

Insurance: A print out from the FHA Connection is acceptable evidence that the up-front mortgage insurance premium is paid.  The Mortgage Insurance Certificate must be obtained with [7] days of funding.

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Eligible Borrowers:

•                                          U.S Citizens with a valid Social Security Number.  A Taxpayer Identification Number alone is not sufficient.

•                                          Permanent Resident Aliens provided the Borrower has an active Social Security Number and documentation showing evidence of permanent status issued by the Bureau of Citizenship and Immigration Services (BCIS).

•                                          Non-Permanent Resident Aliens provided that the Borrower has an active Social Security Number and is eligible to work as evidenced by a valid Employment Acceptance Document issued by BCIS.

•                                          Non-Occupant Co-Borrowers are eligible (see LTV requirements above) and must sign both the security instrument and the note.

•                                          Non-Occupant Co-Signers are eligible.  These borrowers sign the note but not the deed and are evaluated for credit worthiness in the same manner as primary borrowers.

•                                          A Non-Purchasing Spouse is eligible.  If required by state law in order to perfect a valid and enforceable first lien, the non-purchasing spouse may be required to sign either the security instrument or documentation evidence that he or she is relinquishing rights to the property.

•                                          Military personnel are eligible as long as an immediate family member is occupying the subject property as their primary residence.

•                                          Living trusts where the beneficiary will occupy the subject property.

Ineligible Borrowers:

•                                          Borrower who do not currently have a valid social security number.

•                                          Any borrower who is on the Limited Denial of Participation list (LPD List) or on the U.S. General Services Administration’s “List of Parties Excluded from Federal Procurement and Non- Procurement Programs” (GSA List)

•                                          Any transaction where the seller, listing or selling agent or loan officer is on the LPD List or the GSA List.

•                                          Borrowers delinquent on any Federal obligation including (see Credit — General Requirements)

Credit:

Credit Score and Mortgage History:

The minimum credit score is 580 regardless of AUS approval.  The minimum credit score is 600 for refer loans or manually underwritten loans.  On Refer/eligible and/or manually underwritten loans a 600 credit score does not guarantee an approval.  Borrowers must be current on their mortgage at the time of funding.

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General Requirements:

•                                          A three-in-file merged credit report and FICO scores for each borrower.  If the subject property is located in a community property state and the borrower has a non-purchasing spouse, a credit report for the non-purchasing spouse should also be ordered.

•                                          If the credit report contains significant errors and omissions, a DE underwriter should manually evaluate the borrower’s credit history and ability to make mortgage payments.

•                                          The borrower must provide a satisfactory explanation for any significant debt that shows on the credit report but not on the loan application.

•                                          All borrowers must be screened by CAIVRS to determine that the borrower has not been late on any Federal debt obligation.  The CAIVRS authorization code for each borrower must be written on the HUD-92900-WS/92900-PUR.

Major Derogatory Credit Items:

•                                          Borrowers with a Chapter 7 bankruptcy are not eligible for 2 years following the discharge date. Since the discharge date the borrower must re-established good credit.

•                                          Borrowers with a Chapter 13 bankruptcy are not eligible for one year after the bankruptcy filing. The lender must document that all payments under the bankruptcy have been made on a timely basis and that the court has granted the borrower permission to enter into a mortgage transaction.

•                                          Borrowers with a foreclosure or deed in lieu of foreclosure within the past 3 years are not eligible unless there are extenuating circumstances that are beyond the control of the borrower and the borrower has re established good credit.  Extenuating circumstances include serious illness or death of a wage earner but do not include the inability to sell the house due to relocation.

•                                          Judgments must be paid or be on a current documented payment plan that is paid as agreed. Judgments require a letter or explanation unless there is an AUS Accept / Eligible decision and the judgment appears on the credit report.

•                                          Collection accounts do not have to be paid but require a letter of explanation unless there is an AUS Accept / Eligible decision and the collection account appears on the credit report.

•                                          Involuntary liens (e.g. Mechanics liens) must be satisfied either from loan proceeds or by the borrower.

Ratios:

•                                          Benchmark ratios are 31% housing ratio and 43% debt ratio.

•                                          The ratios may be exceeded on AUS approved transactions and manually underwritten loans with compensating factors.

•                                          Compensating factors necessary to exceed the benchmark ratios include:

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•                  12 to 24 month history of making mortgage payments in excess of the benchmark ratios

•                  10% or more down payment toward the purchase of the property

•                  A demonstrated ability to accumulate savings

•                  A conservative attitude toward the use of credit

•                  Borrower receives income or other compensation not reflected in the effective income such as food stamps or other public assistance.

•                  More than three months of liquid (cash) assets after closing costs

•                  Minimal (< 5% ) increase in housing payment shock

•                  Borrower has imminent potential for increased income (e.g.  graduation from higher education or job training program)

•                  Purchase is due to a relocation of the primary wage earner and the secondary wage earner will return to work, has an established history of employment and there are reasonable prospects of their employment in the same line of work.

•                                          All decisions to manually exceed ratios must be justified in writing and supported by documentation.

Calculating DTI:

•                                          Housing ratio is the sum of principal and interest; escrow deposits for real estate taxes, hazard insurance, mortgage and flood insurance; homeowner association dues; ground rent; special assessments and payments on any secondary financing divided by gross monthly income.

•                                          Debt ratio is the sum of the housing expenses described above plus all other payments on credit obligations divided by gross monthly income.

•                                          The following liabilities must be considered in qualifying borrowers if they have more than 10 recurring payments remaining.

•                  Revolving accounts

•                  Installment accounts including those with less than 10 months remaining if the amount of the payment exceeds $100 per month.

•                  Mortgage debt on other properties

•                  Child support and alimony

•                  Private notes

•                  Co-signed loans and contingent liabilities

•                  Payments on new debts resulting from material inquiries on the credit report within 90 days.

•                  Negative rental income

•                  Obligations of a non-purchasing spouse as a single line item

Employment and Income Documentation:

•                                          For salaried borrowers a verbal verification of employment (VOE) is required.  If the VOE is performed verbally the phone number must be obtained independently

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such as over the internet or through an employment verification service such as The Work Number.  The VOE must include: the name of the entity contacted, the individual who provided the information, the nature of the information that was verified (current employment status, title or position, length of employment, salary and/or total compensation) and name and title of the information who obtained the information.  The borrower’s employment for the prior two years must be verified and the borrower must explain any gap in employment greater than one month.

•                                          For salaried borrowers: most recent paystub showing year to date income and a W-2 from the most recent year.

•                                          For self employed borrowers: a signed tax return, including all schedules, for the most recent 2 years or a signed tax return, including all schedules, for the most recent one year and a profit and loss statement obtained from the borrower’s accountant (see 4155.1 REV-5, Mortgage Credit Analysis for Mortgage Insurance on One-to-Four Unit Mortgage Loans, for additional information)

•                                          For borrowers receiving alimony or child support: a copy of the divorce decree or separation agreement showing income will continue for 3 years and verification of receipt such as cancelled checks.

•                                          For borrowers receiving income from a second job: a VOE and a current paystub with year to date income.

•                                          Non-taxable income may be increased by multiplying non-taxable income by a factor of 1.25 or one 1 plus the tax rate determined from current and applicable tax tables.

•                                          Rental Income.  Rent received for properties owned by the borrower is acceptable if the lender can document that the rental income is stable.  Examples of stability may include a current lease, an agreement to lease, or a rental history over the previous 24 months that is free of unexplained gaps greater than three months.

•                                          Interest and Dividends.  Interest and dividend income may be used, provided that documentation (tax returns or account statements) supports a two-year history of receipt.  This income must be averaged over the two years.  Any funds derived from these sources and required for the cash investment must be subtracted before the projected interest or dividend income is calculated.

•                                          Retirement and Social Security Income.  Retirement and social security income require verification from the source (former employer, Social Security Administration) or federal tax returns.  If any benefits expire within the first full three years, the income source may be considered only as a compensating factor.

•                                          An IRS Form 4506 executed by the borrower is required at closing on any loan where more than 25% of the income used to qualify the loan was from a source documented by tax returns.

Buydowns: Are available on 30 year fixed rate mortgages only and are limited to a maximum of 2%.  In addition:

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•                                          The borrower must be qualified at the note rate.

•                                          The borrower’s payment cannot change more than once each year.

•                                          The underwriter must be able to document one of the following:

•                  A history of increasing earnings

•                  A history of making mortgage payments where a greater proportion of income was devoted to housing expenses

•                  Reserves 3 months greater than the required minimum

•                                          Buydowns from the seller or any other interested third party are considered financing contributions.

•                                          The Escrow Agreement associated with loans that have buydowns must provide that any undistributed funds be applied to the balance of the mortgage if the loan is prepaid or the property is sold.

•                                          Buydown funds must be held by a financial institution supervised by a federal or state agency.

Reserves:

•                                          Reserves are not required on 1-2 unit purchase transactions and on all refinance transactions.

•                                          3 months PITI (after closing costs) on 3-4 unit properties

•                                          A VOD along with the most recent bank statements can be used to document reserves from checking, savings or investment accounts.  See 4155.1 2-10 for other acceptable types of reserves and their documentation requirements.

Source of Funds for Down Payment:

The minimum down payment is equal to 3.5% of the lesser of the Appraised Value and the Sales Price.  Borrower paid closing costs may not be used to meet the minimum 3.5% down payment requirement.

All sources of funds used to close the transaction must be verified.  Acceptable funds include earnest money deposits verified through a cancelled check or receipt of deposit by the deposit-holder and cash in the bank verified with a Verification of Deposits (VODs) along with the most recent bank statements.  See 4155.1 REV-5 2-10, Mortgage Credit Analysis for Mortgage Insurance on One-to-Four Unit Mortgage for other acceptable sources of funds and their documentation requirements.

Gifts:

•                                          May come from a relative, employer, labor union, charitable organizations, governmental or public entity with a program to assist homeownership or a close friend whit a clearly documented interest in the borrower.

•                                          Gifts may not come from a person or entity with an interest in the transaction (e.g.  seller, listing or selling broker, builder or any associated entity).

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•                                          Gifts must be documented with a gift letter signed by the donor and the borrower attesting that the funds are provided as a gift (no repayment required), reflects the dollar amount, the donor’s name, address and phone number and states the relationship of the donor to the borrower.

•                                          The letter must contain

•                  Name of donor

•                  Address of donor

•                  Telephone number of donor

•                  Relationship to borrower

•                  Name of borrower

•                  Gift amount

•                  Signature of donor

•                                          The transfer of the gift funds must be documented by obtaining a copy of the canceled check and from the donor and the deposit slip or bank statement from the Borrower.

•                                          Gifts of equity can only come from family members

Other Acceptable Sources of Funds:

•                                          Sale proceeds from an arms-length sale of a currently owned property

•                                          Sale of Personal Property

•                                          Savings bonds and other government issued securities

•                                          IRA, 401K Keogh Accounts at a rate of 60% of the balance

Sales and Financing Concessions:

Sales concessions, including decorating allowances, repair allowances and personal property (e.g.  cars, boats, furniture, etc.) must be subtracted from property value before applying the appropriate LTV limit.

Financing concessions are allowed up to 6% of the property value and include closing costs, prepaid expenses, discount points and buydowns.  Financing concessions exceeding the 6% are considered sales concessions and must be subtracted from property value prior to calculating the LTV.

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EXHIBIT G

Certificate of an Officer of Seller or Guarantor

The undersigned,                                of [PennyMac Loan Services, LLC][Private National Mortgage Acceptance Company, LLC], a Delaware limited liability company ([“Seller”][“Guarantor”]), hereby certifies as follows:

1.                                      Attached hereto as Exhibit A is a copy of the Certificate of Formation of [Seller][Guarantor], as certified by the Secretary of State of the State of Delaware.

2.                                      Neither any amendment to the Certificate of Formation of [Seller][Guarantor] nor any other organizational document with respect to [Seller][Guarantor] has been filed, recorded or executed since                    , 200    , and no authorization for the filing, recording or execution of any such amendment or other organizational document is outstanding.

3.                                      Attached hereto as Exhibit B is a true, correct and complete copy of the limited liability company operating agreement of [Seller][Guarantor] as in effect as of the date hereof and at all times since                    , 200    .

4.                                      Attached hereto as Exhibit C is a true, correct and complete copy of resolutions adopted by the Board of Directors of [Seller][Guarantor] by unanimous written consent on                                                                          (the “Resolutions”).  The Resolutions have not been further amended, modified or rescinded and are in full force and effect in the form adopted, and they are the only resolutions adopted by the Board of Directors of [Seller][Guarantor] or by any committee of or designated by such Board of Directors relating to the execution and delivery of, and performance of the transactions contemplated by the Master Repurchase Agreement dated as of August 14, 2009 (the “Repurchase Agreement”), between the PennyMac Loan Services, LLC (the “Seller”), Private National Mortgage Acceptance Company, LLC (“Guarantor”) and Credit Suisse First Boston Mortgage Capital LLC ( “Buyer”) and the Custodial Agreement dated as of August 14, 2009, among Seller, Buyer and The Bank of New York Mellon Trust Company, N.A., as custodian (the “Custodian”).

5.                                      The Repurchase Agreement and the Custodial Agreement are substantially in the form approved by the Resolutions or pursuant to authority duly granted by the Resolutions.

6.                                      The undersigned, as a officers of [Seller][Guarantor] or as attorney-in-fact, are authorized to and have signed manually the [Repurchase Agreement, the Custodial Agreement][Guaranty] or any other document delivered in connection with the transactions contemplated thereby, were duly elected or appointed, were qualified and acting as such officer or attorney-in-fact at the respective times of the signing and delivery thereof, and were duly authorized to sign such document on behalf of [Seller][Guarantor], and the signature of each such person appearing on any such document is the genuine signature of each such person.

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Name	Title	Signature

IN WITNESS WHEREOF, the undersigned has hereunto executed this Certificate as of the        day of      , 200  .

By:
Name:
Title:

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Exhibit C to Officer’s Certificate of the [Seller][Guarantor]

RESOLUTIONS OF [SELLER][GUARANTOR]

Action of the Board of Directors

Without a Meeting Pursuant to

Section 18-404(d) of Delaware Limited Liability Company Act

The undersigned, being the directors of [PennyMac Loan Services, LLC][Private National Mortgage Acceptance Company, LLC], a Delaware limited liability company (the [“Seller”][“Guarantor”]), do hereby consent to the taking of the following action without a meeting and do hereby adopt the following resolutions by written consent pursuant to Section 18-404(d) of Limited Liability Company Act of the State of Delaware:

[WHEREAS, it is in the best interests of Seller to transfer from time to time to Buyer Mortgage Loans against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans at a date certain or on demand, against the transfer of funds by Seller pursuant to the terms of the Repurchase Agreement (as defined below).]

[WHEREAS, it is in the best interests of Guarantor to guarantee the obligations of Seller under the Repurchase Agreement (as defined below).]

NOW, THEREFORE, be it

[RESOLVED, that the execution, delivery and performance by Seller of the Master Repurchase Agreement (the “Repurchase Agreement”) to be entered into by Seller and Credit Suisse First Boston Mortgage Capital LLC, as Buyer, substantially in the form of the draft dated                   , attached hereto as Exhibit A, are hereby authorized and approved and that the [President] or any [Vice President] (collectively, the “Authorized Officers”) of Seller be and each of them hereby is authorized and directed to execute and deliver the Repurchase Agreement to Buyer with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval;]

[RESOLVED, that the execution, delivery and performance by Seller of the Custodial Agreement (the “Custodial Agreement”) to be entered into by Seller, Buyer and [The Bank of New York Mellon Trust Company, N.A.], as custodian (“Custodian”) substantially in the form of the draft dated                             , attached hereto as Exhibit B, are hereby authorized and approved and that the Authorized Officers of Seller be and each of them hereby is authorized and directed to execute and deliver the Custodial Agreement to Buyer and Custodian with such

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changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval;]

[RESOLVED, that the execution, delivery and performance by Guarantor of the Guaranty (the “Guaranty”) in favor of Buyer and substantially in the form of the draft dated                             , attached hereto as Exhibit C, are hereby authorized and approved and that the Authorized Officers of Guarantor be and each of them hereby is authorized and directed to execute and deliver the Guaranty to Buyer with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval;]

RESOLVED, that the Authorized Officers hereby are, and each hereby is, authorized to execute and deliver all such aforementioned agreements on behalf of the [Seller][Guarantor] and to do or cause to be done, in the name and on behalf of the [Seller][Guarantor], any and all such acts and things, and to execute, deliver and file in the name and on behalf of the [Seller][Guarantor], any and all such agreements, applications, certificates, instructions, receipts and other documents and instruments, as such Authorized Officer may deem necessary, advisable or appropriate in order to carry out the purposes of the foregoing resolutions.

RESOLVED, that the proper officers, agents and counsel of the [Seller][Guarantor] are, and each of such officers, agents and counsel is, hereby authorized for and in the name and on behalf of the [Seller][Guarantor] to take all such further actions and to execute and deliver all such other agreements, instruments and documents, and to make all governmental filings, in the name and on behalf of the [Seller][Guarantor] and such officers are authorized to pay such fees, taxes and expenses, as advisable in order to fully carry out the intent and accomplish the purposes of the resolutions heretofore adopted hereby.

Dated as of:                            ,       200

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EXHIBIT H

SELLER’S AND GUARANTOR’S TAX IDENTIFICATION NUMBERS

Entity Name	Tax Identification Number
PennyMac Loan Services, LLC	##-#######
Private National Mortgage Acceptance Company, LLC	##-#######

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EXHIBIT I

EXISTING INDEBTEDNESS

NONE.

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I-5

EXHIBIT J

FORM OF ESCROW INSTRUCTION LETTER TO BE PROVIDED BY SELLER BEFORE CLOSING

The escrow instruction letter (the “Escrow Instruction Letter”) shall also include the following instruction to the Settlement Agent (the “Escrow Agent”):

Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”), has agreed to provide funds (“Escrow Funds”) to PennyMac Loan Services, LLC to finance certain mortgage loans (the “Mortgage Loans”) for which you are acting as Escrow Agent.

You hereby agree that (a) you shall receive such Escrow Funds from Buyer to be disbursed in connection with this Escrow Instruction Letter, (b) you will hold such Escrow Funds in trust, without deduction, set-off or counterclaim for the sole and exclusive benefit of Buyer until such Escrow Funds are fully disbursed on behalf of Buyer in accordance with the instructions set forth herein, and (c) you will disburse such Escrow Funds on the date specified for closing (the “Closing Date”) only after you have followed the Escrow Instruction Letter’s requirements with respect to the Mortgage Loans.  In the event that the Escrow Funds cannot be disbursed on the Closing Date in accordance with the Escrow Instruction Letter, you agree to promptly remit the Escrow Funds to Custodian by re-routing via wire transfer the Escrow Funds in immediately available funds, without deduction, set-off or counterclaim, back to the account specified in Buyer’s incoming wire transfer.

You further agree that, upon disbursement of the Escrow Funds, you will hold all Mortgage Loan Documents specified in the Escrow Instruction Letter in escrow as agent and bailee for Buyer, and will forward the Mortgage Loan Documents and original Escrow Instruction Letter in connection with such Mortgage Loans by overnight courier (y) to Custodian within seven (7) Business Days following the date of origination.

You agree that all fees, charges and expenses regarding your services to be performed pursuant to the Escrow Instruction Letter are to be paid by Seller or its borrowers, and Buyer shall have no liability with respect thereto.

You represent, warrant and covenant that you are not an affiliate of or otherwise controlled by Seller, and that you are acting as an independent contractor and not as an agent of Seller.

The provisions of this Escrow Instruction Letter may not be modified, amended or altered, except by written instrument, executed by the parties hereto and Buyer.  You understand that Buyer shall act in reliance upon the provisions set forth in this Escrow Instruction Letter, and that Buyer is an intended third party beneficiary hereof.

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J-1

Whether or not an Escrow Instruction Letter executed by you is received by Custodian, your acceptance of the Escrow Funds shall be deemed to constitute your acceptance of the Escrow Instruction Letter.

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G-2

EXHIBIT K

CUSTODIAL AND SECURITIES INTERMEDIARY FEE SCHEDULE

[Confidential treatment has been requested for this exhibit.  The entire exhibit has been filed separately with the Securities and Exchange Commission.]

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